AMENDED AND RESTATED CREDIT AGREEMENT

                           Dated as of July 25, 2000

                                      Among

                       FAIRFIELD RECEIVABLES CORPORATION,
                                   as Borrower

                   FAIRFIELD ACCEPTANCE CORPORATION - NEVADA,
                                   as Servicer

                          FAIRFIELD COMMUNITIES, INC.,

                        EAGLEFUNDING CAPITAL CORPORATION,
                    FALCON ASSET SECURITIZATION CORPORATION,
                     and THE OTHER COMMERCIAL PAPER CONDUITS

                         FROM TIME TO TIME PARTY HERETO,
                               as Conduit Lenders

                                 BANK ONE, N.A.,
                        EAGLEFUNDING CAPITAL CORPORATION,
                      and THE OTHER FINANCIAL INSTITUTIONS

                         FROM TIME TO TIME PARTY HERETO,
                              as Committed Lenders

                      FLEETBOSTON ROBERTSON STEPHENS INC.,
                                  as Deal Agent

                            CIBC WORLD MARKETS CORP.
                       and BANC ONE CAPITAL MARKETS, INC.
                                as Deal Co-Agents

                      FLEETBOSTON ROBERTSON STEPHENS INC.,
                       and BANC ONE CAPITAL MARKETS, INC.,
                               as Managing Agents

                                       and

                               FLEET NATIONAL BANK

                               as Collateral Agent

                      AMENDED AND RESTATED CREDIT AGREEMENT

          AMENDED AND RESTATED CREDIT AGREEMENT, dated as of July 25, 2000, (this "Credit Agreement'), among
       ----------------

          (a) FAIRFIELD RECEIVABLES CORPORATION, a Delaware corporation (the "Borrower");
                --------

          (b) FAIRFIELD ACCEPTANCE CORPORATION - NEVADA, a Delaware corporation ("FAC") in its capacity as Servicer hereunder (in such capacity,
                 ---
               the "Servicer");
                    --------

          (c)  FAIRFIELD COMMUNITIES, INC., a Delaware corporation ("FCI");
                                                                     ---

          (d) EAGLEFUNDING CAPITAL CORPORATION, a Delaware corporation ("EagleFunding"), FALCON ASSET SECURITIZATION CORPORATION, a
                 ------------
               Delaware corporation  ("Falcon"),  and the other commercial paper
                                       ------
               conduits from time to time party hereto as conduit lenders (each a "Conduit Lender");
                  --------------

          (e)  BANK ONE, N.A. a national banking  association ("Bank One") (main
                                                                --------
               office Chicago) and the other financial institutions from time to time party hereto as committed lenders (each a "Committed
                                                                       ---------
               Lender");
               ------

          (f) FLEETBOSTON ROBERTSON STEPHENS INC., a Massachusetts corporation (formerly known as BancBoston Robertson Stephens Inc., "FRSI") in
                                                                       ----
               its capacity as Deal Agent (in such capacity,  the "Deal Agent");
                                                                   ----------

          (g) CIBC WORLD MARKETS CORP., a Delaware corporation ("CIBC") and Banc One Capital Markets, Inc., a Delaware corporation ("BOCM")
                                                                          ----
               in their capacity as Deal Co-Agents (in such capacity,  the "Deal
                                                                            ----
               Co-Agents")
               ---------

          (h) FRSI, BOCM and the other financial institutions party hereto from time to time in their capacities as managing agents (each a "Managing Agent"); and
                --------------

          (i) FLEET NATIONAL BANK, a national banking association (formerly known as BankBoston, N.A., "Fleet") in its capacity as collateral
                                           -----
               agent (the "Collateral Agent").
                           ----------------

                              W I T N E S S E T H:

     WHEREAS, pursuant to that certain Credit Agreement, dated as of January 15, 1998 (the "First Credit Agreement"), among the Borrower, EagleFunding, FAC as
           ----------------------
Servicer, FCI, the FRSI as Deal Agent and Fleet as Collateral Agent (collectively, the "Original Parties"), that certain Amendment No. 1 to Credit
                     ----------------
Agreement,  dated as of February 2, 1999 ("Amendment No. 1"), among the Original
                                           ---------------
Parties, and that certain Amendment No. 2 to Credit Agreement, dated as of June 9, 1999 ("Amendment No. 2"), among the Original Parties and CIBC (the First
           ----------------
Credit Agreement, as amended by Amendment No. 1 and Amendment No. 2, the "Original Credit
 ---------------

Agreement"),  among other things, EagleFunding agreed to make Loans on Borrowing
---------
Dates and the Borrower agreed to make additional Grants of Contracts on Contract Grant Dates; and

     WHEREAS, the parties hereto now wish to enter into this Credit Agreement in order to amend and restate the Original Credit Agreement, and to evidence the terms and conditions on which, from and after the "Effective Restatement Date" (as such term is defined by reference herein), among other things, the Committed Lenders will make Loans, the Conduit Lenders may make Loans, and the Borrower shall make additional Grants of Contracts on Contract Grant Dates;

     NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.01. Certain Definitions. As used in this Credit Agreement, in the
                   -------------------
Lender Notes or in any certificate or other document made or delivered pursuant hereto or thereto, the capitalized terms used herein and therein shall, unless otherwise defined herein or therein, have the meanings assigned to them in the Definitions List attached hereto as Appendix A, the terms of which are
                                         -----------
incorporated herein by reference (the "Definitions List").
                                       ----------------

     SECTION 1.02.  Accounting Terms. As used in this Credit  Agreement,  in the
                    ----------------
Lender Notes or in any certificate or other document made or delivered pursuant hereto and thereto, accounting terms not otherwise defined herein and accounting terms partly defined herein to the extent not defined, shall have the respective meanings given to them under GAAP.

     SECTION 1.03. Other Terms.
                   -----------

     (a) All other undefined terms contained in this Credit Agreement shall, unless the context indicates otherwise, have the meanings provided for by the UCC to the extent the same are used or defined therein.

     (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Credit Agreement shall refer to this Credit Agreement as a whole, as amended, restated, supplemented or otherwise modified from time to time after the date hereof, and not to any particular provision of this Credit Agreement, and Section, subsection, Schedule and Exhibit references are to this Credit Agreement unless otherwise specified.

     (c) Capitalized terms used herein or in the Lender Notes shall be equally applicable to both the singular and plural forms of such terms.

     SECTION 1.04. Computation of Time Periods. In this Credit Agreement, in the
                   ---------------------------
computation of periods of time from a specified date to a later specified date, the word "from" shall mean "from and including" and the words "to" and "until" shall each mean "to but excluding."

                                   ARTICLE II

                                    THE LOANS
                                    ---------

     SECTION 2.01. The Loans.
                   ---------

     (a) Subject to the terms and conditions hereof, each Conduit Lender may, in its discretion, and each Committed Lender shall, if the related Conduit Lender determines not to, make loans ("Loans") on Contract Grant Dates during the
                                   -----
period from the Effective Restatement Date to the Termination Date, in an aggregate outstanding principal amount not to exceed at any time

          (i) in the case of a Conduit Lender, the lower of (A) its Lender Group's Pro Rata Share of the lowest of (1) the Facility Limit in effect at such time, (2) the Borrowing Base in effect at such time, and (3) the Eligible Contract Pool Principal Balance in effect at such time less the Minimum O/C Amount, and (B) its Lender Group's Lender Group Limit in effect at such time, and

          (ii) in the case of a Committed Lender, the lower of (A) its Committed Percentage of its Lender Group's Pro Rata Share of the lowest of (1) the Facility Limit in effect at such time, (2) the Borrowing Base in effect at such time, or (3) the Eligible Contract Pool Principal Balance in effect at such time less the Minimum O/C Amount, and (B) its Commitment;

provided,  however, that the first Borrowing to take place hereunder shall occur
--------   -------
on the Effective Restatement Date. Each Loan made on such date and each subsequent Loan shall be made in a principal amount of greater than or equal to $5,000,000. Notwithstanding anything in the foregoing to the contrary, under no circumstances shall a Lender make any Loan if, after giving effect thereto, an O/C Shortfall or a Borrowing Base Shortfall would exist.

     (b) The Borrowing Base in effect on any date shall be determined by reference to the most recent Settlement Report delivered by the Servicer to the Deal Agent and each Managing Agent in accordance with Section 6.01(b) hereof, as
                                                      ---------------
adjusted (i) on the most recent Contract Grant Date (if any), to reflect additional Eligible Contracts sold to the Borrower by FAC and Granted to the Collateral Agent since the delivery of such Settlement Report (if any), (ii) on any Settlement Date, to reflect Collections received and applied pursuant to the terms hereof on or prior to the next preceding Determination Date, and (iii) on any Settlement Date, to eliminate from the Eligible Contract Pool Principal Balance the outstanding Principal Balance of any Pledged Contracts which are either Defaulted Contracts or Defective Contracts, or which are otherwise not Eligible Contracts, as of the next preceding Determination Date.

     (c) All of the Loans shall mature, and become due and payable, on the Maturity Date.

     SECTION  2.02.  Lender  Notes.  All of the Loans made by a Lender  shall be
                     -------------
evidenced by a promissory  note in the form attached hereto as Exhibit A (each a
                                                               ---------
"Lender Note" and  collectively,  the "Lender Notes")  appropriately  completed,
 -----------                           ------------
duly executed and delivered on behalf of the Borrower and payable to the order of such Lender. The Borrowing Date and principal amount of each Loan, the interest rate and Interest Period applicable thereto and each repayment or prepayment of principal thereof shall be recorded in each Lender's internal records (or in the records of its Managing Agent on its behalf) and, prior to any transfer of any Lender Note, on the grid schedule annexed thereto, and the Borrower hereby authorizes each Lender (or its Managing Agent on its behalf) to make such recordation; provided, however, that the
                                                   --------   -------
failure of any Lender (or its Managing Agent) to set forth any or all of such information on such schedule or any error in such schedule shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms hereof and of such Lender Note. Such updated grid schedules, or other proper records maintained by a Lender (or by its Managing Agent on its behalf) in lieu thereof, shall be presumptively correct evidence of the Loans made by such Lender to the Borrower. The aggregate outstanding principal amount of the Loans at any time shall be the aggregate principal amount owing on the Lender Notes at such time.

     SECTION 2.03. Making the Loans.
                   ----------------

     (a) Notice of Borrowing.  Whenever the Borrower  wishes to make a Borrowing
         -------------------
hereunder, it shall deliver to the Deal Agent (with a copy to each Managing Agent) a notice ("Notice of Borrowing") in substantially the form of Exhibit B
                  -------------------                                  ---------
hereto no later than 10:00 AM (Boston, Massachusetts time) on the Business Day immediately prior to the proposed Borrowing Date, provided that, if the Borrower
                                                  --------
requests that the Borrowing be funded with Eurodollar Rate Advances, such notice shall be given not later than 11:00 AM (Boston, Massachusetts time) at least three (3) Business Days prior to the proposed Borrowing Date. Each Notice of Borrowing shall be by telephone or facsimile transmission (in the case of any such notice by telephone, confirmed immediately in writing) and shall specify therein the proposed (i) Borrowing Date of such Borrowing, which shall be a Contract Grant Date, (ii) aggregate amount of such Borrowing requested and (iii) proposed Interest Period relating thereto and the proposed principal amount of each Loan to be allocated to each Interest Period. Each Notice of Borrowing shall be irrevocable and binding on the Borrower.

     (b) Selection of Interest  Periods.  Promptly upon receiving each Notice of
         ------------------------------
Borrowing, the Deal Agent shall, following its review of the Borrower's proposal, select (subject to the approval of each Managing Agent) the Interest Periods for the Loan thereby requested. At least one Business Day prior to the last day of each Interest Period for any Loan, the Borrower shall request new Interest Periods for all Loans, or any portions thereof, the Interest Periods of which are then ending and which are not to be prepaid as provided in Section
                                                                         -------
2.07 below;  provided  that,  in the case of any Interest  Period for a Loan for
----         --------
which interest is requested to be determined by reference to the Eurodollar Rate, such request shall be given not later than 10:00 AM (Boston, Massachusetts time) at least three (3) Business Days prior to the last day of the relevant Interest Period; and provided further that (i) the portion of any Loan assigned
                      -------- -------
to an Interest Period for which interest is requested to be determined by reference to the Eurodollar Rate shall not be less than $1,000,000, and (ii) any other portion of a Loan assigned to an Interest Period shall not be less than $200,000. On the date of any Borrowing hereunder and, so long as any Loan is outstanding, on the first day of each successive Interest Period for such Loan, the Managing Agent for the Lender of such Loan shall notify the Borrower of the duration of the relevant Interest Period and the interest rate which will be applicable to such Loan during such Interest Period as described in Section 2.06
                                                                    ------------
below. Any Interest Period that commences before the Termination Date and would otherwise end on a date occurring after the Termination Date shall end on the Termination Date and the duration of any Interest Period that commences on or after the Termination Date shall be of such duration as shall be selected by the Deal Agent (subject to the approval of each Managing Agent). In addition, if a CP Disruption shall have occurred and be continuing, any Lender, or its Managing Agent or the Deal Agent on its behalf, may, upon notice to the Borrower, terminate any Interest Period then in effect if such Lender has funded the Loan allocated to such Interest Period by issuing Transaction Commercial Paper Notes. All outstanding Loans (and all outstanding portions thereof) shall be assigned an Interest Period at all times, which Interest Periods will be limited as set forth in the definition thereof.

     (c) Funding. On the proposed Borrowing Date of each Borrowing,  the Conduit
         -------
Lenders or the Committed Lenders, as applicable, shall, subject to satisfaction of the applicable conditions set forth in Article III and the limitations set
                                           -----------
forth in Section  2.01,  make  available to the  Borrower,  via wire transfer of
         -------------
funds to the Borrower in accordance with the Borrower's written wire transfer instructions, an amount equal to (i) in the case of each Conduit Lender, its Lender Group's Pro Rata Share of the amount of the amount of such Borrowing and
(ii) in the case of each Committed Lender, its Committed Percentage of its Purchaser Group's Pro Rata Share of the amount of such Borrowing.

     SECTION  2.04.  Reduction of Facility  Limit.  The Borrower  shall have the
                     ----------------------------
right, at any time upon at least three (3) Business Days' notice to the Deal Agent and each Managing Agent, to terminate in whole or reduce in part the unused portion of the Facility Limit in a minimum amount of $1,000,000 and increments of $1,000,000 in excess thereof; provided, that in no event shall the
                                            --------
Facility Limit be reduced to less than the aggregate principal amount of the Loans then outstanding. Any such termination shall be without premium or penalty of any kind, except for any indemnification which may be owed in connection with such termination pursuant to Section 2.08. Any such reduction shall be permanent
                             ------------
and shall reduce the Commitments of the Committed Lenders hereunder ratably in accordance with the Committed Percentages of the Committed Lenders immediately prior to such reduction.

     SECTION 2.05.  Repayments;  Manner of Payment and  Prepayment.  Each of the
                    ----------------------------------------------
Loans shall be payable in full on the Maturity Date. Each payment hereunder or prepayment of principal of and interest on each Lender Note and each payment of fees, premiums, indemnities and all other amounts payable by the Borrower hereunder shall be made by the Borrower in immediately available funds to the Person to which such payment is owed not later than 10:30 AM (Boston, Massachusetts time) on the date on which payable. Payments received by a required recipient hereunder after such time shall be deemed to have been received on the next Business Day. All payments by the Borrower under this Credit Agreement and any Lender Note shall be made without setoff, deduction or counterclaim and the Borrower agrees to pay on demand any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under any Lender Note or from the execution, delivery or registration of, or otherwise with respect to, this Credit Agreement or any Lender Note. Whenever any payment to be made hereunder or under any Lender Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next applicable Business Day and interest shall be payable at the applicable rate during such extension; provided, that if such extension would cause payment of
                        --------
interest on or principal of any Eurodollar Loan to be made in the next following month, such payment shall be made on the next preceding Business Day.

SECTION 2.06.     Interest on Loans; Default Interest.
                  -----------------------------------

     (a) The Borrower shall pay to each Lender, as interest on its outstanding Loans, the following amounts on the following dates:

          (i) on any Interest Payment Date for Loans being funded or maintained through the issuance of Transaction Commercial Paper Notes by such Lender, interest on such Loans in an amount equal to the CP Rate applicable to such Lender;

          (ii) on any Interest Payment Date for Loans funded or maintained through the making of Base Rate Advances by such Lender, accrued and unpaid interest on such Loans at a per annum rate equal to the Base Rate applicable to such Lender, computed on the basis of the actual number of days elapsed over a year of 360 days; and

          (iii)on any Interest Payment Date for Loans funded or maintained through the making of Eurodollar Rate Advances by such Lender, accrued and unpaid interest on such Loans at a rate per annum equal at all times during each applicable Interest Period for each such Loan to the Eurodollar Rate for such Interest Period applicable to such Lender, plus,
                                                         ----

               (A) 0.50% for the first six months that the underlying Eurodollar Rate Advance remains outstanding, and

               (B) 1.50% from the seventh month and for as long thereafter as the underlying Eurodollar Rate Advance remains outstanding,

          each computed on the basis of the actual number of days elapsed over a year of 360 days.

     (b) Following the occurrence and during the continuance of an Event of Default, and from and after the due date of any Loan until such Loan is paid in full, the Borrower shall pay interest to the applicable Lenders, payable on demand, on the outstanding principal amount of such Loan for each day until paid in full at a per annum rate equal to two percent (2%) plus the otherwise
                                                            ----
applicable rate for such Loan for such day.

     SECTION   2.07.    Voluntary    and   Mandatory    Prepayment   of   Loans.
                        -------------------------------------------------------

     (a) The Borrower shall have the right on any Business Day and from time to time to prepay any Loans, in whole or in part, upon at least three Business Days' written notice to the Deal Agent and each Managing Agent, which notice shall specify the proposed prepayment date and the amount of such prepayment, provided that (i) any partial prepayment shall be equal to an integral multiple
--------
of $1,000,000; (ii) the Borrower shall, in connection with any such prepayment, indemnify and hold the Lenders harmless from any funding loss pursuant to the terms of Section 2.08, and (iii) any such voluntary prepayment, to the extent
         ------------
made with funds on deposit in the Collection Account, shall be made subject to the provisions of Section 7.06. If any such notice is given, the amount
                     -------------
specified in such notice shall be presumed correct absent manifest error and shall be due and payable on the date specified therein. Each notice of prepayment shall be irrevocable and binding on the Borrower.

     (b) On each  Settlement  Date prior to the  Liquidation  Trigger Date,  the
Borrower shall be obligated to make principal repayments of the Loans in an amount equal to the greatest of:

          (i) an amount equal to the product of (A) the Loan Percentage on such date and (B) the aggregate amount of all principal payments received on the Pledged Contracts during the next preceding Settlement Period whether scheduled or unscheduled, and whether by virtue of Obligor payments, liquidation proceeds, Insurance Proceeds or other sources (excluding,
                                                                      ---------
     however,  all  amounts  received  by the  Borrower  under  the  Receivables
     -------
     Purchase Agreement in respect of payments of amounts of Repurchase Price); and

          (ii) the Borrowing Base Shortfall then in effect; and

          (iii) the O/C Shortfall then in effect.

     To the extent any such repayments are made with funds on deposit in the Collection Account, such repayments shall be subject to the provisions of
     Section 7.06(b).
     ---------------

     (c) On each Business Day from and after the Liquidation Trigger Date, the Borrower shall be obligated to make principal repayments of the Loans in an amount equal to the lesser of (i) the aggregate amount of funds remaining on deposit in the Collection Account on such day (other than any funds retained in the Collection Account in respect of Carrying Costs then accrued and unpaid to the extent required under Section 7.06(d)) after giving effect to the required
                           ----------------
applications  of such funds  pursuant to clauses  (i)  through  (iii) of Section
                                                                         -------
7.06(d), and (ii) the then outstanding principal balance of the Loans.
-------

     (d) In the event of any prepayment or repayment of a Loan or any portion thereof on any date other than the last day of the Interest Period applicable thereto, the Borrower shall indemnify and hold each Lender harmless from any funding loss (in an amount equal to the amount of interest such Lender would have received but for such prepayment through the last day of the relevant Interest Period less the interest earned on investing such funds) and expense which such Lender may sustain or incur as a consequence of such prepayment in accordance with Section 2.08.
                ------------

     SECTION  2.08.  Compensation.  The  Borrower  shall,  whether  or  not  the
                     ------------
Effective Restatement Date has occurred, compensate each Lender, upon its written request, for all losses, expenses and liabilities, including, without limitation, any indemnification payments owed by such Lender pursuant to its Liquidity Agreement, on account of any liquidation or reemployment of deposits or other funds acquired by such party to make, fund or maintain an Loan hereunder (i) if for any reason the funding of any Loan does not occur on a date specified therefor in the Notice of Borrowing; (ii) if for any reason any payment, prepayment or conversion of principal of any Loan occurs on a date which is not the last day of the Interest Period for such Loan or (iii) as a consequence of any required prepayment of any Loan or required conversion of any Eurodollar Rate Advance prior to the last day of the Interest Period for the relevant Loan. Any request for compensation under this Section 2.08 shall be
                                                           ------------
accompanied by a copy of a statement from such Lender, or its Managing Agent or the Deal

Agent on its behalf, setting forth in reasonable detail the basis for requesting compensation and the determination of the amount thereof in such statement shall be conclusive and binding for all purposes, absent manifest error.

     SECTION 2.09.     Increased Costs, Capital Adequacy.
                       ---------------------------------

     (a) If, after the date hereof due to either (i) the introduction of or any change in or to the interpretation of any law or regulation by the governmental authority that promulgated or administers compliance with such law or regulation (other than laws or regulations with respect to income taxes or any change by way of imposition or increase of reserve requirements included in the Eurodollar Reserve Percentage) or (ii) the compliance with any guideline or request from any central bank or other fiscal, monetary or governmental authority, rating agency or similar agency (whether or not having the force of law), and taking into account the obligations of the Liquidity Providers under the Liquidity Agreements, and otherwise in connection with any Conduit Lender's asset-supported financing business, any reserve or deposit or similar requirement shall be imposed, modified or deemed applicable or, any basis of taxation shall be changed or any other condition shall be imposed, and there shall be any increase in the cost to any Lender (either directly or indirectly through any increase in the costs to the related Liquidity Providers) of making, funding, or maintaining Loans or in the cost to any Lender of agreeing to make, fund, or maintain Loans (including the reduction of any sum received or amount of principal or interest receivable under the Pledged Contracts), then the Borrower shall from time to time, upon demand by such Lender, or its Managing Agent or the Deal Agent on its behalf, by the submission of the certificate described below, pay to such Lender, additional amounts sufficient to compensate such Lender, for such increased cost; provided, however, that in the case of any such increased cost incurred solely as a result of compliance with any guideline or request of any rating agency, the Borrower's obligation to pay any additional amounts identified on the certificate described below by way of compensation shall neither accrue, nor become due and payable, prior to the 90th day following the Borrower's receipt of such certificate (it being understood that the Borrower shall have no obligation to pay any such additional amount incurred solely as a result of a guideline or request of a rating agency if all outstanding Loans and any other amounts outstanding hereunder are repaid in full and in cash, and the Borrower shall have terminated the obligations of the other parties hereto, prior to such 90th day following the Borrower's receipt of such certificate). A certificate setting forth in reasonable detail the amount of such increased cost submitted to the Borrower by such Lender, or its Managing Agent or the Deal Agent on its behalf, shall be conclusive and binding for all purposes, absent manifest error.

     (b) If any Lender or Liquidity Provider determines that compliance with any law or regulation or any guideline or request or any written interpretation from any central bank or other fiscal, monetary or governmental authority, rating agency or similar agency (whether or not having the force of law) which is introduced, implemented or received by such Lender or Liquidity Provider after the Effective Restatement Date, affects or would affect capital adequacy or the amount of capital required or expected to be maintained by such Lender or Liquidity Provider or any corporation controlling such Lender or Liquidity Provider and that the amount of such capital is increased by or based upon the Loans or the existence of this Credit Agreement, or upon the "Advances" of a
Liquidity Provider, or such Liquidity Provider's commitment under the related Liquidity Agreement, and other commitments of that type, or has or would have the effect of reducing such Person's rate of return on capital, then, upon demand by such Lender, or its Managing Agent or the Deal Agent on its behalf, by the submission of the certificate described below, the Borrower shall pay to such Lender, from time to time as specified by such Lender, or its Managing Agent or the Deal Agent on its behalf, additional amounts sufficient to compensate such Lender or Liquidity Provider (as the case may be), in the light of such circumstances, to the extent that such Lender or Liquidity Provider (as the case may be) reasonably determines such increase in capital to be allocable to the Loans or the existence of this Credit Agreement, or upon the "Advances" of a Liquidity Provider or such Liquidity Provider's commitment under the related Liquidity Agreement and other commitments of that type, or to the extent that such Lender owes compensation to a Liquidity Provider in respect of or on account of such events; provided, however, that in the case of any such increase
                        --------  -------
in capital required solely as a result of compliance with any guideline, request or written interpretation of any rating agency, the Borrower's obligation to pay any additional amounts identified on the certificate described below by way of compensation shall neither accrue, nor become due and payable, prior to the 90th day following the Borrower's receipt of such certificate (it being understood that the Borrower shall have no obligation to pay any such additional amount incurred solely as a result of a guideline or request of a rating agency if all outstanding Loans and any other amounts outstanding hereunder are repaid in full and in cash, and the Borrower shall have terminated the obligations of the other parties hereto, prior to such 90th day following the Borrower's receipt of such certificate). A certificate setting forth in reasonable detail such amounts submitted to the Borrower by such Lender, or its Managing Agent or the Deal Agent on its behalf, shall be conclusive and binding for all purposes, absent manifest error.

     SECTION 2.09.     Taxes.
                       -----

     (a) All payments made by the Borrower, FCI or the Servicer (if the Servicer is FAC or an Affiliate of FAC) under this Credit Agreement and any Lender Note shall be made free and clear of, and without deduction or withholding for or on account of, any present or future taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any governmental authority having taxing authority, excluding net income taxes and franchise taxes (imposed in lieu of income taxes) imposed on any Lender as a result of any present or former connection between the jurisdiction of the government or taxing authority imposing such tax or any political subdivision or taxing authority thereof or therein and such Lender (excluding a connection arising solely from such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Credit Agreement, each Lender Note or any other Facility Document to which such Lender is a party) (all such non-excluded taxes, levies, imposts, duties, charges, fees, deductions and withholdings being hereinafter called "Taxes"). If
                                                                     -----
any Taxes are required to be withheld from any amounts payable to or under any Lender Note or the Credit Agreement, (i) the sum payable shall be increased as may be necessary so that, after making all required deductions (including deductions applicable to additional sums payable under this Section 2.10), each
                                                             ------------
Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower, FCI or the Servicer (if the Servicer is FAC or an Affiliate of FAC), as the case may be, shall make such deductions, and
(iii) the Borrower, FCI or the Servicer (if the Servicer is FAC or an Affiliate of FAC), as the case may be, shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

     (b) In addition, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges, or similar levies that arise from any payment made hereunder or from the execution, delivery, issuance or registration of, or otherwise with respect to, this Credit Agreement or any Lender Note (hereinafter "Other Taxes").
                                           -----------

     (c) The Borrower will indemnify each Lender for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.10) paid by such Lender
                                               ------------
and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. Whenever any Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to each Managing Agent a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower or the Servicer fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to each Managing Agent the required receipts or other required documentary evidence, the Borrower shall indemnify each Lender for any incremental Taxes, interest or penalties that such Lender is legally required to pay as a result of any such failure. The agreements in this subsection shall survive the termination of this Credit Agreement and the payment of the Lender Notes.

     (d) Within 30 days after the date of any payment of Taxes or Other Taxes, the Borrower will furnish to each of the Deal Agent and each Managing Agent, at the addresses referred to in Section 14.02, the original or a certified copy of
                              -------------
a receipt evidencing payment thereof.

     (e) If, in connection with an agreement or other document providing liquidity support, credit enhancement or other similar support in connection with this Credit Agreement or the funding or maintenance of any Loans hereunder, any Lender is required to compensate a Liquidity Provider in respect of taxes under circumstances similar to those described in this Section 2.10, then within
                                                       ------------
ten days after demand such Lender, the Borrower shall pay to such Lender such additional amount or amounts as may be necessary to pay such Liquidity Provider the amounts due or to otherwise reimburse such Lender for any amounts paid by it.

     (f)  Without  prejudice  to the  survival  of any  other  agreement  of the
Borrower or the Servicer hereunder, the agreements and obligations of the Borrower and the Servicer (if the Servicer is FAC or an Affiliate of FAC) contained in this Section 2.10 shall survive the termination of this Agreement.
                  ------------

     SECTION 2.10. Fees. In further consideration of the Loans to be made to the
                   ----
Borrower hereunder, the Borrower agrees (a) to pay to EagleFunding, FRSI, and Fleet, all fees specified in the FRSI Fee Letter, which fees will be due and payable at the times and in the manner set forth in the FRSI Fee Letter and (b) to pay to Falcon, BOCM and Bank One, all fees specified in the BOCM Fee Letter, which fees will be due and payable at the times and in the manner set forth in the BOCM Fee Letter.

                                  ARTICLE III

                              CONDITIONS OF LENDING
                              ---------------------

     SECTION 3.01.  Conditions Precedent to the Effective Restatement Date. This
                    ------------------------------------------------------
Agreement and the obligations of the Lenders hereunder shall become effective upon the satisfaction of each the following conditions precedent:

     (a) Each of the Deal Agent, the Collateral Agent and each Managing Agent shall have received all of the documents, covenants, authorizations, agreements and instruments described on the List of Closing Documents attached as Exhibit C
                                                                       ---------
hereto (including, without limitation, the Contract Schedule, giving effect to the Grant of Contracts contemplated to correspond with the Effective Restatement Date, an Interest Rate Hedge, and an Interest Rate Hedge Assignment), each in form and substance satisfactory to the Deal Agent and each Managing Agent, and in each case where applicable (i) duly executed by each of the parties thereto,
(ii) to the extent required in Exhibit C, duly filed with the appropriate filing
                               ---------
officer or other governmental authority of the listed jurisdiction, as evidenced by an appropriate acknowledgment evidencing that such filing is of record, and
(iii) dated and/or certified (as applicable) as of a date reasonably acceptable to the Deal Agent and each Managing Agent;

     (b) All fees and expenses due and owing under the Facility Documents (including, without limitation, all fees and expenses payable under the FRSI Fee Letter and the BOCM Fee Letter entered into in connection with this Credit Agreement) shall have been paid;

     (c) Each of the Collateral Agent, the Deal Agent and each Managing Agent shall have received such other approvals, documents or opinions as it may reasonably request;

     (d) In connection with any Loan and the Grant of Contracts contemplated to correspond with the Effective Restatement Date, each of the conditions precedent set forth in Section 3.02 have been satisfied;

     (e) Each Lender shall have obtained all necessary internal approvals for the transactions contemplated by the Facility Documents;

     (f) The Deal Agent shall have received written confirmation from each of S&P, Moody's and Fitch to the effect that the consummation of this Credit Agreement will not result in the reduction or withdrawal of their respective ratings of EagleFunding's Commercial Paper Notes.

     SECTION 3.02. Conditions Precedent to Each Borrowing.  The making of a Loan
                   --------------------------------------
on any Contract Grant Date (including, without limitation, any Loan contemplated to correspond with the Effective Restatement Date hereunder) shall be subject to satisfaction of each of the following conditions precedent, certain of which may have been satisfied for all Borrowings on or prior to the Effective Restatement
Date:

     (a) Each of the Deal Agent, the Collateral Agent and each Managing Agent shall have received, on or before the relevant Borrowing Date (and corresponding Contract Grant Date), any additional documents, consents, authorizations, agreements, instruments and legal opinions reasonably requested by the Deal Agent or any Managing Agent each in form and substance satisfactory to the Deal Agent and each Managing Agent;

     (b) (i) Each of the Deal Agent, the Collateral Agent and each Managing Agent shall have received

               (A) a Settlement Report dated as of the applicable Cut-Off Date,

               (B) a notice from the Custodian in substantially the form of Exhibit C to the Receivables Purchase Agreement, confirming that the Custodian has possession of an executed original of all Contracts (or if the Contract and promissory note are contained in separate documents, an original of the promissory note) contemplated to be Granted on such Contract Grant Date,

               (C) a timely Notice of Borrowing, appropriately filled-out by the Borrower,

               (D) a Borrowing Base Certificate, appropriately filled-out by the Servicer as of such Contract Grant Date (after giving effect to the Borrowing comprised of such Loans, the application of the proceeds therefrom and the Grant of Contracts contemplated to take place on such date, and

               (E) such other  approvals  or  documents as the Deal Agent or any
          Managing  Agent  may  reasonably   request  in  connection   with  the
          contemplated Borrowing and Grant, and

          (ii) on the Borrowing Date of such Borrowing, before and after giving effect to such Borrowing, to the contemplated Grant of Contracts and to the application of the proceeds from such Borrowing, the following statements shall be true (and each of the giving of the applicable Notice of Borrowing and the acceptance by the Borrower of the proceeds of such Borrowing shall constitute a representation and warranty by the Borrower that on the Borrowing Date of such Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom, such statements are true):

               (A) the  representations  and warranties  contained in Article IV
                                                                      ----------
          and  all   representations   and  warranties  of  the  Seller  in  the
          Receivables Purchase Agreement are true and accurate as of such Borrowing Date in all material respects with the same force and effect as though such representations and warranties had been made as of such date;

               (B) no event has occurred and is continuing, or would result from such Borrowing, which constitutes an Event of Default, Unmatured Event of Default, Servicer Default or Unmatured Servicer Default (excluding an Unmatured Servicer Default under Section 11.01(a)(vii)(a) which has
                                              ------------------------
          been
          in existence for less than forty-five days and is not a payment default), and there is no Termination Date currently in effect;

               (C) there exists no Borrowing  Base  Shortfall or O/C  Shortfall;
          and

               (D) (1) the proceeds of such Loan shall be used (x) to fund a Purchase under the Receivables Purchase Agreement to occur simultaneously with such Borrowing, or (y) to otherwise fund costs and expenses to be paid under the terms of the Facility Documents in connection with the transactions contemplated to take place on such Contract Grant Date, and (2) all conditions to such Purchase under the Receivables Purchase Agreement on such date have been satisfied;

     (c) The Borrower shall have filed or recorded or caused to be filed or recorded, each financing statement or other item required to be so filed or recorded on or prior to such Contract Grant Date pursuant to Section 7.03(a) or
                                                             ----------------
Section 7.03(b) (as the case may be) to be so filed or recorded;
---------------

     (d) Any existing Liens (other than in favor of the Collateral Agent) on or otherwise encumbering the Contracts contemplated to be Granted on such Contract Grant Date shall have been released;

     (e) The initial balance of the Spread Account required to be funded on the relevant Borrowing Date, pursuant to Section 7.07(b) (prior to giving effect to
                                      ---------------
the transactions  which are contemplated to take place on the relevant Borrowing
Date) has been funded;

     (f) All changes reasonably necessary to ensure the deposit in the Collection Account of all funds received by the Collection Account Bank, from the Lock Box Banks or directly from Obligors with respect to the Pledged Contracts from and after the Cut-Off Date to the Contract Grant Date have been made;

     (g) The Deal Agent and each Managing Agent shall have received an Officer's Certificate of (i) each of FAC and FCI stating that (A) each Pledged Contract to be sold or Granted by it on such Contract Grant Date has been properly identified as an asset of the Borrower in its Records, (B) that all conditions precedent to the Purchase of Contracts and related assets under the Receivables Purchase Agreement have been satisfied on and as of such Contract Grant Date, and (C) no Pledged Contract to be sold or Granted by it on such Contract Grant Date is related to a Lot, and (ii) of the Servicer stating that each related Contract File is complete in all material respects and (iii) of the Borrower, stating that all conditions precedent to the making of such Loan have been satisfied on and as of such Contract Grant Date;

     (h) Not later than 12:00 noon (Boston, Massachusetts time), on the day which is two Business Days prior to such Contract Grant Date, the Borrower or the Servicer shall have (i) transmitted to the Deal Agent and the Collateral Agent data with respect to the Contracts to be Granted to the Deal Agent to enable it to perform their respective duties hereunder and under the Collateral Agency Agreement and (ii) delivered or caused to be delivered (A) an amendment to the Contract Schedule that reflects the Contracts contemplated to be Granted to the Deal Agent and (B) the Contract Files and the original execution copies of such Contracts to the Custodian;

     (i) After giving effect to any releases and/or other changes to the financing arrangements of FCI and its Subsidiaries to be effected in connection with the contemplated Borrowing and related Grant, FCI and its Subsidiaries shall have remaining committed financing facilities (other than the financing facilities described in the Facility Documents) substantially equivalent in form and substance to the Consolidated Credit Agreement, having (i) an aggregate liquidity commitment to FAC of no less than $50,000,000, of which at least $10,000,000 is unused and (ii) a scheduled expiration date occurring no earlier than the Revolving Credit Loan Maturity Date;

     (j) Aggregate commitments for all Liquidity Providers under the Liquidity Agreements, which pursuant to the terms of the Liquidity Agreements, are required to remain outstanding for all periods prior to and including the Scheduled Termination Date, exceed the contemplated outstanding principal balance of all Loans (after giving effect to the contemplated Borrowing);

     (k) The Borrower shall have

          (i) delivered to the Collateral Agent an Interest Rate Hedge Assignment, pursuant to which the Borrower assigns an Interest Rate Hedge entered into between the Borrower and an Eligible Hedge Provider, which Interest Rate Hedge:

               (A) provides for the benefit of the Borrower an interest rate cap for a notional amount equal to either (1) 100% of the principal amount of the requested Loan or (2) an amount sufficient to result in Interest Rate Hedges being in effect with respect to 90% of the aggregate principal amount of all Loans outstanding upon the making of the requested Loan, which amount shall amortize on a monthly basis for a term equal to the actual amortization schedule of payments but not to exceed 120 months, assuming a schedule of payments and prepayments mutually determined by the Borrower and the Deal Agent on or before such Contract Grant Date (which schedule shall be based upon the historical amortization experience of Contracts owned or serviced by FCI and/or its Affiliates, as well as the relationship of the amortization schedules of any existing Interest Rate Hedges with the actual amortization experience of the Contracts Granted to the Collateral Agent hereunder at or about the time at which such existing Interest Rate Hedges were entered into),

               (B) becomes effective immediately upon the relevant Contract Grant Date,

               (C) provides for payments by the Eligible Hedge Provider to the Collection Account on the Business Day next preceding each Settlement Date based on the then effective notional amount, in the event that the unweighted average for each day in the Calculation Period preceding such Settlement Date of the rate set forth in the Federal Reserve statistical release H.15(519) under the caption "Commercial Paper" raised to a money market yield basis settled monthly exceeds a per annum rate of interest chosen by the Borrower with the consent of the Deal Agent (the "Cap Rate"), which Cap Rate, when applied to the
                               --------
          then
          effective notional amount of such Interest Rate Hedge shall cause the weighted average of the Contract Rates for all of the Pledged
          Contracts (based on aggregate Principal Balances outstanding) to exceed the weighted average of the Cap Rates for all Interest Rate Hedges then in effect (based on aggregate notional amounts outstanding) by a per annum rate of no less than 5%; and

          (ii) paid the premium, in full and in cash, required to render such Interest Rate Hedge effective for the duration of its scheduled term, provided,  however,  that  such  premium  shall  not be paid  for  with the
     --------   -------
     proceeds of a transfer from the Collection Account;

     (l) The Grant contemplated to take place on such Contract Grant Date shall have become effective;

     (m) All fees and expenses due and owing as of such Contract Grant Date under the Facility Documents, (including, without limitation, the FRSI Fee Letter and the BOCM Fee Letter) shall have been paid in full and in cash;

     (n) The Deal Agent shall have received, to the extent it shall reasonably require, certified copies of Requests for Information or Copies (Form UCC-11) (or a similar search report certified by a party acceptable to the Collateral Agent), dated a date reasonably acceptable to the Deal Agent, listing all effective financing statements which name the Seller, each Originator, or any Affiliate of any Originator identified by the Collateral Agent purporting to assign an interest in Contracts to any Originator (in each case, under its respective present name and any previous name) as debtor, and which are filed in such jurisdictions as the Deal Agent or any Managing Agent shall reasonably require such searches to have been made, together with copies of such financing statements where reasonably required by the Deal Agent or any Managing Agent (none of which shall cover any Contracts or other Collateral other than those financing statements to be released in connection with such Contract Grant Date pursuant to subsection (d) above);
            --------------

     (o) On or prior to such Contract Grant Date, all such Contracts contemplated to be Granted to the Collateral Agent on such date shall have been included in the computer tape or other computer record format containing the Servicer's master file for the Pledged Contracts, updated as of the close of business as of the Business Day next preceding such Contract Grant Date; and

     (p) With respect to all Developments owned by FCI and the Subsidiaries, not less than 60% of all Available VOI Units shall have been sold to Persons other than FCI or any Affiliate of FCI. "Available VOI Units" means VOI Units which:
                                   -------------------

          (i) are contained in completed buildings that have become subject to a POA;

          (ii) have been  registered for sale pursuant to applicable  state law;
     and

          (iii) have been made available for sale by an Originator.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     SECTION 4.01.  Representations and Warranties of the Borrower. The Borrower
                    ----------------------------------------------
represents and warrants to each of the Collateral Agent, the Deal Agent and each Lender, that:

     (a) Due Incorporation and Good Standing. The Borrower is a corporation duly
         -----------------------------------
organized, validly existing and in good standing under the laws of the state of Delaware, and has full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under each of the Facility Documents to which it is a party. The Borrower is duly qualified to do business and is in good standing as a foreign corporation, and has obtained all necessary licenses and approvals in each jurisdiction in which failure to qualify or to obtain such licenses and approvals would render any Pledged Contract unenforceable by the Borrower or would otherwise have a Material Adverse Effect.

     (b)  Due  Authorization  and  No  Conflict.  The  execution,  delivery  and
          -------------------------------------
performance by the Borrower of each of the Facility Documents to which it is a party, and the consummation of each of the transactions contemplated hereby and thereby, including the acquisition of the Pledged Contracts under the Receivables Purchase Agreement, and the making of the Borrowings and the Grants contemplated hereunder, have in all cases been duly authorized by the Borrower by all necessary corporate action, do not contravene (i) the Borrower's charter or by-laws, (ii) any law, rule or regulation applicable to the Borrower, (iii) any contractual restriction contained in any indenture, loan or credit agreement, lease, mortgage, deed of trust, security agreement, bond, note, or other agreement or instrument binding on or affecting the Borrower or its property or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting the Borrower or its property (except where such contravention would not have a Material Adverse Effect), and do not result in or require the creation of any Lien upon or with respect to any of its properties; and no transaction contemplated hereby requires compliance with any bulk sales act or similar law. Each of the other Facility Documents to which the Borrower is a party have been duly executed and delivered on behalf of the Borrower.

     (c)  Governmental  and  Other  Consents.  All  approvals,   authorizations,
          ----------------------------------
consents,  orders or other  actions  of,  and all  registration,  qualification, designation, declaration, notice to or filing with, any Person or of any governmental body or official required in connection with the execution and delivery of any of the Facility Documents to which the Borrower is a party, the consummation of the transactions contemplated hereby or thereby, the performance of and the compliance with the terms hereof or thereof, have been obtained, except where the failure so to do would not have a Material Adverse Effect, and each such required approval, authorization, consent, order, registration, qualification, designation, declaration, notice or filing is listed on Exhibit D
                                                                       ---------
hereto (or in the case of any Borrowing on a Contract Grant Date hereunder, as set forth in any addendum to such Exhibit D hereto prepared by the Borrower and
                                  ---------
accepted by the Deal Agent, in the exercise of its sole discretion).

     (d) Enforceability of Facility Documents. Each of the Facility Documents to
         ------------------------------------
which the Borrower is a party have been duly and validly executed and delivered by the Borrower and constitute the legal, valid and binding obligation of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be subject to or limited by Debtor Relief Laws or by general principles of equity (whether considered in a suit at law or in equity).

     (e) No  Litigation.  Except as otherwise  disclosed on FCI's report on Form
         --------------
10-K for the year ended December 31, 1999 and Form 10-Q for the quarter ended March 31, 2000 (collectively the "Base Report"), which Base Report shall have
                                    -----------
been delivered to the Deal Agent prior to the Effective Restatement Date, or as otherwise set forth on Schedule 4.01(e), there are no proceedings or
                           ------------------
investigations pending or, to the best knowledge of the Borrower, threatened against the Borrower before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Credit Agreement or any of the other Facility Documents, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Credit Agreement or any of the other Facility Documents, (iii) seeking any determination or ruling that would adversely affect the performance by the Borrower of its obligations under this Credit Agreement or any of the other
Facility Documents, (iv) seeking any determination or ruling that would adversely affect the validity or enforceability of this Credit Agreement or any of the other Facility Documents, or (v) seeking any determination or ruling that would, if adversely determined, be reasonably likely to have a Material Adverse Effect; provided, however, that in the event the Deal Agent shall receive a
         --------   -------
report dated subsequent to the date of the Base Report, which report shall disclose the existence of, and accurately describe, one or more proceedings or investigations which are not disclosed in the Base Report, and the Deal Agent shall not identify in writing to the Borrower, within 90 days of the receipt of such report, one or more of the proceedings or investigations described in such report as constituting a proceeding or investigation of a type described in one or more of clauses (i) through (v) above, the existence of each such proceeding or investigation not so identified to the Borrower shall be deemed not to constitute a breach of the representation and warranty of this subsection (e).

     (f) Use of Proceeds. All proceeds of any Loan shall be used by the Borrower
         ---------------
exclusively to fund a Purchase from the Seller under the Receivables Purchase Agreement, or to otherwise fund costs and expenses permitted to be paid under the terms of the Facility Documents in connection with the transactions contemplated to take place hereunder on or about the Effective Restatement Date or on any Contract Grant Date occurring thereafter.

     (g) Perfection of Security Interests in Collateral.
         ----------------------------------------------

          (i) Payment of the Obligations and the prompt observance and performance by the Borrower of all of the terms and provisions of this Credit Agreement in favor of each Lender, the Collateral Agent and the Deal Agent are secured by the Collateral as more fully set forth in Article VII
                                                                     -----------
     hereof. Upon the making of each Loan, the Collateral Agent has a legal, valid, perfected and enforceable Lien upon and first priority security interest in the Collateral, as security for the repayment of the Obligations, which Lien upon and security interest in the Collateral is free and clear of all Liens (other than any Permitted Encumbrances); and

          (ii) Upon the making of each Loan, the Borrower has a legal, valid and perfected ownership interest in, and good title to, the Collateral (including, without limitation, all Contracts contemplated to be Granted hereunder on the Contract Grant Date corresponding to the making of the relevant Loan), which interest in and title to the Collateral is free and clear of all Liens (other than the Primary Lien and any Permitted Encumbrances).

     (h)  Accuracy  of  Information.   All  certificates,   reports,   financial
          -------------------------
statements and any other written information furnished by or on behalf of the Borrower to any Managing Agent, the Collateral Agent, or the Deal Agent at any time pursuant to any requirement of, or in response to any request of any such party under this Credit Agreement or any other Facility Document or any transaction contemplated hereby or thereby, have been, and all such certificates, reports, financial statements and any other written information hereafter furnished by the Borrower to such parties will be, true and accurate in every respect material to the transactions contemplated hereby on the date as of which any such certificate, report, financial statement or similar writing was or will be delivered, and shall not omit to state any material facts or any facts necessary to make the statements contained therein not materially misleading.

     (i)  Governmental  Regulations.  The  Borrower  is not  (i) an  "investment
          -------------------------
company"  or a company  controlled  by an  "investment  company"  registered  or required to be registered under or the Investment Company Act of 1940, as amended, (ii) a "public utility company" or a "holding company," a "subsidiary company" or an "affiliate" of any public utility company within the meaning of
Section  2(a)(5),  2(a)(7),  2(a)(8) or 2(a)(11) of the Public  Utility  Holding
------------------------------------------------
Company Act of 1935, as amended, or (iii) otherwise subject to any other federal or state statute or regulation limiting its ability to incur or pay indebtedness.

     (j) Margin Regulations.  The Borrower is not engaged, principally or as one
         ------------------
of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" (as each of the quoted terms is defined or used in any of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System, as in effect from time to time). No part of the proceeds of any of the Loans has been used for so purchasing or carrying margin stock or for any purpose which violates, or which would be inconsistent with, the provisions of any of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System, as in effect from time to time.

     (k) Location of Chief Executive Office and Records.  The principal place of
         ----------------------------------------------
business and chief executive office of the Borrower is located at, 7730 West Sahara Avenue, Suite 105, Las Vegas Nevada 89117, and the office of Servicer where the Servicer maintains all of its Records, is located at 7730 West Sahara Avenue, Suite 105, Las Vegas, Nevada 89117, and neither the Borrower nor Servicer operates its business or maintains the Records at any other locations (provided that, at any time after the Effective Restatement Date, upon 30 days'
 --------
prior written notice to the Deal Agent, the Collateral Agent and each Managing Agent, the Borrower may relocate its principal place of business and chief executive office, and/or the office where the Borrower maintains all of its Records, to such other locations within the United States where all action required by Section 7.04 shall have been taken and completed).
            ------------

     (l) Lock-Box Accounts.  Except in the case of any Lock-Box Account pursuant
         -----------------
to which only Collections subject to a PAC or Credit Card Account are deposited, the Borrower has filed or has caused FAC or FCI to file a standing delivery order with the United States Postal Service authorizing each Lock-Box Bank to receive mail delivered to the related Post Office Box. The account numbers of all Lock-Box Accounts, together with the names, addresses, ABA numbers and names of contact persons of all the Lock-Box Banks maintaining such Lock-Box Accounts and the related Post Office Boxes, are specified in Exhibit E. From and after the Effective Restatement Date, none of FCI, the Seller or the Borrower have any right, title and/or interest in or to any of the Lock-Box Accounts or the Post-Office Boxes and maintain no lock-box accounts in their own names for the collection of Payments in respect of Pledged Contracts. The Borrower has no other lock-box accounts for the collection of Payments in respect of Pledged Contracts except for the Lock-Box Accounts.

     (m) No Trade Names.  The Borrower  has no trade  names,  fictitious  names,
         --------------
assumed names or "doing business as" names.

     (n) Separate Identity.  The Borrower is operated as an entity separate from
         -----------------
each of FAC, FCI and their respective other Affiliates and (i) has its own board of directors, (ii) has at least one independent director, who is (A) reasonably acceptable to the Deal Agent, (B) not a direct, indirect or beneficial stockholder, officer, director, employee, affiliate, associate, customer or supplier of any of FAC, FCI or any of their respective Affiliates (other than, in the case of the Borrower, directors thereof) or relatives of any thereof, nor trustees in bankruptcy for any thereof and (C) an individual with at least three years' prior experience in transactions involving the securitization of financial assets, including prior experience as an independent director for a corporation (other than the Borrower) whose charter documents require the unanimous consent of all independent directors before such corporation could file a bankruptcy proceeding or consent to the institution of bankruptcy proceedings against it, (iii) maintains its assets in a manner which facilitates their identification and segregation from those of its Affiliates, and has a separate telephone number from that of each of FAC, FCI and any of their respective Affiliates, (iv) has all office furniture, fixtures and equipment necessary to operate its business and such furniture, fixtures and equipment are either owned by the Borrower or leased pursuant to written leases, (v) conducts all intercompany transactions with each of FAC, FCI and their respective Affiliates (other than the Borrower) on terms which the Borrower reasonably believes to be on an arm's-length basis, (vi) has not guaranteed any obligation of any of FCI, FAC or any of their respective Affiliates, nor has it had any of its obligations guaranteed by any such entities and has not held itself out as responsible for debts of any such entity or for the decisions or actions with respect to the business and affairs of any such entity, (vii) has not permitted the commingling or pooling of its funds or other assets with the assets of any of FCI, FAC or any of their respective Affiliates (other than in respect of items of payment which are not material in the aggregate and which have been mistakenly forwarded by an Obligor directly to any of FCI, FAC or any of their respective Affiliates, or deposited into a lock-box account maintained for the benefit of Fleet under its various credit arrangements with FCI and/or FAC),
(viii) has separate deposit and other bank accounts to which none of FCI, FAC or any of their respective Affiliates has any access and does not at any time pool any of its funds with those of FCI, FAC or any of their respective Affiliates,
(ix) maintains financial records which are separate from those of FCI, FAC or any of their respective Affiliates, (x) compensates all employees, consultants and agents, or reimburses each of FCI or FAC, as the case may be, from the

Borrower's own funds, for services provided to the Borrower by such employees, consultants and agents other than the services covered under the terms of the Administrative Services Agreement, (xi) has agreed with each of FCI and FAC pursuant to the terms of the Administrative Services Agreement to allocate among themselves shared corporate operating services and expenses which are not reflected in the Servicing Fee (including, without limitation, the services of shared employees, consultants and agents, and reasonable legal and auditing expenses) on the basis of actual use or the value of services rendered, and otherwise on a basis reasonably related to actual use or the value of services rendered, (xii) pays for its own account any incidental administrative costs and expenses not covered under the terms of the Administrative Services Agreement,
(xiii) conducts all of its business (whether in writing or orally) solely in its own name, (xiv) is not, directly or indirectly, named as a direct or contingent beneficiary or loss payee on any insurance policy covering the property of any of FCI, FAC, or any of their respective Affiliates and has entered into no agreement to be named as such a beneficiary or payee, (xv) acknowledges that the Managing Agents, the Lenders, the Deal Agent, the Collateral Agent and the Liquidity Providers are entering into the transactions contemplated by this Credit Agreement and the other Facility Documents in reliance on the Borrower's identity as a separate legal entity from each of FCI, FAC and each of their respective Affiliates, and (xvi) practices and adheres to corporate formalities such as complying with its By-laws and corporate resolutions and the holding of regularly scheduled board of directors meetings.

     (o)  Subsidiaries.  The  Borrower has no  Subsidiaries  and does not own or
          ------------
hold, directly or indirectly, any capital stock or equity security of, or any equity interest in, any Person.

     (p) Facility  Documents.  The  Receivables  Purchase  Agreement is the only
         -------------------
agreement pursuant to which the Borrower purchases Contracts, other Transferred Assets or any other assets of a similar nature. The Borrower has furnished to each of the Deal Agent and each Managing Agent, true, correct and complete copies of each Facility Document to which the Borrower is a party, each of which is in full force and effect. Neither the Borrower nor any Affiliate thereof is in default of any of its obligations thereunder in any material respect. Upon each Purchase pursuant to the Receivables Purchase Agreement, the Borrower shall be the lawful owner of, and have good title to, each Pledged Contract and all of the Collateral relating thereto, free and clear of any Liens (other than the Primary Lien and any Permitted Encumbrances). All such Pledged Contracts and other Collateral are purchased without recourse to the Seller except as described in the Receivables Purchase Agreement. The Purchases by the Borrower under the Receivables Purchase Agreement constitute valid and true sales and transfers for consideration (and not merely a pledge of assets for security purposes), enforceable against creditors of each of FCI and FAC and no Pledged Contracts or related Collateral shall constitute property of the Seller.

     (q)  Business.  Since its  incorporation,  the  Borrower  has  conducted no
          --------
business other than the execution, delivery and performance of the Facility Documents contemplated hereby, the purchase of Eligible Contracts thereunder, and such other activities as are incidental to the foregoing. The Borrower has incurred no Debt except that expressly incurred hereunder and under the other Facility Documents.

     (r)  Ownership  of  the  Borrower.   One  hundred  percent  (100%)  of  the
          ----------------------------
outstanding capital stock of the Borrower is directly owned (both beneficially and of record) by

FAC. Such stock is validly issued, fully paid and nonassessable and there are no options, warrants or other rights to acquire capital stock from the Borrower.

     (s) Taxes. The Borrower has filed or caused to be filed all Federal,  state
         -----
and local tax returns which are required to be filed by it, and has paid or caused to be paid all taxes shown to be due and payable on such returns or on any assessments received by it, other than any taxes or assessments, the validity of which are being contested in good faith by appropriate proceedings and with respect to which the Borrower has set aside adequate reserves on its books in accordance with GAAP and which proceedings have not given rise to any Lien.

     (t) Solvency.  The Borrower,  both prior to and after giving effect to each
         --------
Purchase, (including, without limitation, the Purchase contemplated to take place in connection with the Effective Restatement Date) (i) is not "insolvent" (as such term is defined in ss.101(32)(A) of the Bankruptcy Code); (ii) is able to pay its debts as they become due; and (iii) does not have unreasonably small capital for the business in which it is engaged or for any business or transaction in which it is about to engage.

     (u)  Reporting and  Accounting  Treatment.  For  reporting  and  accounting
          ------------------------------------
purposes, and in its books of account and records, the Borrower will treat the Purchase of each Pledged Contract pursuant to the Receivables Purchase Agreement as a purchase of, or absolute assignment of, the Seller's full right, title and ownership interest in each such Pledged Contract, and the Borrower has not in any other manner accounted for or treated the transactions.

     (v)  [Reserved.]
          -----------

     (w) ERISA.  There has been no (i) occurrence or expected  occurrence of any
         -----
Reportable  Event  with  respect  to any  Plan  of  the  Borrower  or any  ERISA
Affiliate, or any withdrawal from, or the termination, Reorganization or Plan Insolvency of any Multiemployer Plan, or (ii) institution of proceedings or the taking of any other action by PBGC or the Borrower or any ERISA Affiliates or any such Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization or Plan Insolvency of, any such Plan.

     (x) No Adverse  Selection.  No selection  procedures  adverse to any of the
         ---------------------
Lenders, the Managing Agents, the Collateral Agent or the Deal Agent have been employed by any of the Originator, the Seller or the Borrower in selecting (i) the Contracts for inclusion in the Contract Pool on any Contract Grant Date,
(ii) the  Contracts  intended to be released from the Primary Lien under Section
                                                                         -------
7.11(c),  or (iii) the Contracts to be granted to the Collateral  Agent pursuant
-------
to Section 7.12 as "Remarketed Contracts".
   ------------

     (y) FairShare Plus Program.
         ----------------------

          (i) On any date of determination, for each VOI Regime for which the constituent VOIs are comprised primarily of UDIs, the ratio of (A) the total number of Points actually allocated to a VOI Regime pursuant to the Fair Share Plus Program at such time for the next succeeding twelve month period, divided by (B) the total number of Points which are allocable to
              ------- --
     available occupiable space in such VOI regime over such twelve month period does not exceed a ratio of 1.0 to 1.0.

          (ii) On any date of determination, for each owner of a UDI who is a member of the FairShare Plus Program, the ratio of (A) the number of Points allocated to such owner in a VOI Regime in return for assigning his VOI to the FairShare Plus Program trust divided by (B) the total number of Points
                                       ------- --
     assigned to all UDI owners in such VOI Regime does not exceed the percentage of such owner's undivided interest in such VOI Regime as described in such owner's Contract (and related deed).

     (z) No Material Adverse Effect. No event or circumstance  having a Material
         --------------------------
Adverse Effect has occurred since the Balance Sheet Date.

     The  representations  and  warranties  of the  Borrower  set  forth in this
Section 4.01 shall be deemed to be remade, without further act by any Person, on
------------
and as of the Effective Restatement Date and each Contract Grant Date, and (other than in the case of the representation and warranty set forth in subsection (z) above) on and as of the commencement of each Interest Period occurring hereunder. The representations and warranties set forth in this
Section 4.01 shall survive the Grant of the Pledged Contracts by the Borrower to
------------
the Collateral Agent.

     SECTION  4.02.   Representations  and  Warranties  Regarding  Each  Pledged
                      ----------------------------------------------------------
Contract in the Contract Pool.  The Borrower  represents and warrants to each of
-----------------------------
the Lenders, the Managing Agents, the Collateral Agent, and the Deal Agent, as to each Pledged Contract, that:

     (a) Eligibility.  Such Contract is an Eligible Contract.
         -----------

     (b) Contract  Schedule.  The information set forth in the Contract Schedule
         ------------------
is true and correct with respect to such Contract.

     (c) No Waivers.  The terms of such Contract have not been waived,  altered,
         ----------
modified, or extended in any respect, without the prior written consent of the Deal Agent, other than (i) extensions which are Permitted Deferrals, (ii) modifications entered into in accordance with Customary Practices and Credit Standards and Collections Policies, which do not reduce the amount or extend the maturity of required Payments and (iii) modifications in the applicability of a PAC (which modification will, among other things, result in a change in the relevant Contract Rate).

     (d)  Binding  Obligation.  Such  Contract  is the legal,  valid and binding
          -------------------
obligation of the Obligor thereunder and is enforceable against the Obligor in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws, or by general principles of equity (whether considered in a suit at law or in equity).

     (e) No Defenses.  Such Contract is not subject to any right of  rescission,
         -----------
setoff, counterclaim or defense, including the defense of usury, the operations of any of the terms of such Contract or the exercise of any right thereunder will not render such Contract unenforceable in whole or in a manner materially affecting the value or collectibility of such Contract, or subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and no such right of rescission, setoff, counterclaim or defense has been asserted with respect thereto.

     (f)  Origination.  Such  Contract was  originated  by an  Originator in the
          -----------
ordinary course of its business, and was purchased (i) by FCI from FMB or a VB Subsidiary (if applicable), (ii) by FAC from FCI, and (iii) by the Borrower from FAC (pursuant to the terms of the Receivables Purchase Agreement), in each case in the ordinary course of their respective businesses and in a transaction constituting a "true sale".

     (g) Lawful  Assignment.  Such  Contract  was not  originated  in and is not
         ------------------
subject to the laws of any jurisdiction the laws of which would make the transfer of the Contract under the Receivables Purchase Agreement or the Grant of such Contract under this Credit Agreement unlawful.

     (h) Compliance with Law. The  requirements  of any federal,  state or local
         -------------------
law (including, without limitation, usury, truth in lending and equal credit opportunity laws) applicable to such Contract have been complied with. The VOI Regime related to such Contract is in compliance with any and all applicable zoning and building laws and regulations and any other laws and regulations relating to the use and occupancy of such VOI Regime, except where such noncompliance would not have a Material Adverse Effect. None of the Borrower, FAC or FCI has received notice of any material violation of any legal requirements applicable to such VOI Regime, except where such noncompliance would not have a Material Adverse Effect. The VOI Regime related to such Contract complies with all applicable state statutes including, without limitation, condominium statutes, time share statutes, HUD filings relating to interstate land sales (if applicable), and the requirements of any governmental authority or local authority having jurisdiction and constitutes a valid and conforming condominium and time share regime under the laws of the State where the related Development is located, except where such noncompliance would not have a Material Adverse Effect.

     (i)  Contract in Force.  Such  Contract is in full force and effect and has
          -----------------
not been satisfied in whole or in part, or rescinded.

     (j) No  Subordination.  Such Contract has not been subordinated in whole or
         -----------------
in part.

     (k)  Capacity of  Parties.  All parties to such  Contract  had  capacity to
          --------------------
execute the Contract.

     (l) Good Title. The Borrower has good and marketable title to such Contract
         ----------
free and clear of any Lien (other than the Primary Lien or Permitted Encumbrances). The Borrower has not sold, assigned or pledged such Contract to any Person other than the Collateral Agent. As to the related VOI or Lot, either, (i) a generally accepted form of title insurance policy, insuring the fee estate ownership of the Lot or the real property subject to the VOI Regime by the Persons owning the respective interests therein, and their successors and assigns was effective at the time an Originator acquired the VOI or Lot or at the time of registration of the VOI Regime, is valid and remains in full force and effect, and was issued by a title insurer qualified to do business in the applicable jurisdiction; or (ii) at the time an Originator acquired the VOI or Lot or at the time of registration of the VOI Regime, such fee estate ownership had been verified by an attorney's opinion of title, the form and substance of which is of a type acceptable for purposes of registration of sales of VOI or Lots, and which may be relied upon by

Persons subsequently owning the respective interests therein, and their successors and assigns. The Borrower has not sold, assigned or pledged its interest in the related VOI or Lot to any Person other than the Collateral Agent, and the Borrower's right, title and interest therein is free of any Liens other than any of the Primary Lien or any Permitted Encumbrances.

     (m) No Defaults.  As of the  relevant  Cut-Off  Date,  there is no default,
         -----------
breach, violation or event permitting acceleration existing under the Contract and no event which, with the giving of notice or the expiration of any grace or cure period or both, would constitute such a default, breach, violation or event permitting acceleration under such Contract (after giving effect to any Permitted Deferrals). None of the Borrower, FAC or FCI has waived any such default, breach, violation or event permitting acceleration without obtaining the prior written consent of the Deal Agent.

     (n) Equal  Installments.  Such  Contract  has a fixed rate of interest  and
         -------------------
provides for payments which fully amortize the loan over its term. Interest accrues on such Contract on an actuarial (i.e., pre-computed) basis.

     (o) Original  Contracts.  All original executed copies of such Contract (or
         -------------------
if the Contract and promissory note are contained in separate documents, an original of the promissory note) are in the custody of the Custodian, except to the extent otherwise permitted pursuant to Section 4.02(v) hereof.
                                           ---------------

     (p) Minimum  Downpayment.  Such Contract had a minimum Equity Percentage of
         --------------------
10% (or, in the case of Contracts the downpayment for which was financed, 15%) at origination.

     (q)   Contract   Form/Governing   Law.   Such   Contract  was  executed  in
           -------------------------------
substantially the form of one of the forms of Contract attached hereto as Exhibit F (as such Exhibit F may be amended from time to time with the consent
---------           ---------
of the Deal Agent in the exercise of its reasonable discretion in connection with the Grant of Contracts originated at a Development with respect to which Contracts have not previously been Granted to the Deal Agent hereunder), except for changes required by applicable law and certain other modifications which do not, individually or in the aggregate, affect the enforceability or collectibility of such Contract. In addition, such Contract was originated in and is governed by the laws of the State in which the related Development is located, and each such State is a jurisdiction as to the law of which the Borrower shall have, on or before the relevant Contract Grant Date, delivered to the Deal Agent an Opinion of Counsel regarding the enforceability of the form or forms of Contract used in such jurisdiction and such other matters as the Deal Agent shall reasonably request, and such Contract is substantially in the form of one of the forms of Contract attached as an exhibit to such opinion.

     (r) No Event of Default.  No Event of Default or Unmatured Event of Default
         -------------------
will occur as a result of the Grant of such Contract by the Borrower to the Collateral Agent on the applicable date of Grant.

     (s) Interest in Real Property.  The VOI or Lot underlying  such Contract is
         -------------------------
an interest in real property consisting of either (a) a Fixed Week or undivided interest in fee simple in a lodging unit or group of lodging units at a Development, (b) an undivided leasehold interest in any lodging unit located at the Harbortown Marina Resort Hotel in Ventura County, California or the Pagosa Mountain Meadows VOI Regime at the Pagosa Development in Archuleta County, Colorado, or (c) if a Lot, a fee simple interest in real property; and in each case such VOI or Lot has been deeded to the Nominee pursuant to the terms of one of the Title Clearing Agreements, or has been deeded to the relevant Obligor in accordance with the requirements of the applicable Contract or applicable law.

     (t) Environmental Compliance.
         ------------------------

          (i) Each VOI Regime related to a Pledged Contract is now, and at all times during FCI's (or any Affiliate of FCI's) ownership thereof has been free of contamination from any substance, material or waste identified as toxic or hazardous according to any federal, state or local law, rule, regulation or order governing, imposing standards of conduct with respect to, or regulating in any way the discharge, generation, removal, transportation, storage or handling of toxic or hazardous substances, materials or waste (hereinafter referred to as "Environmental Laws"),
                                                          -------------------
     including, without limitation, any PCB, radioactive substance, methane, asbestos, volatile hydrocarbons, petroleum products or wastes, industrial solvents or any other material or substance which now or hereafter may cause or constitute a health, safety or other environmental hazard to any person or property (any such substance together with any substance, material or waste identified as toxic or hazardous under any Environmental Law now in effect or hereinafter enacted shall be referred to herein as "Contaminants"). Neither FCI nor any Affiliate of FCI has caused or
      ------------
     suffered to occur any discharge, spill, uncontrolled loss or seepage of any Contaminant onto any property comprising or adjoining any of the VOI Regimes, and neither FCI nor any Affiliate of FCI nor any Obligor or occupant of all or part of any of the VOI Regimes is now or has been involved in operations at any VOI Regime which could lead to liability for FCI, the Borrower, any other Affiliate of FCI or any other owner of any VOI Regime or the imposition of a lien on such VOI Regime under any Environmental Law.

          (ii)  Except as set forth on Schedule  4.02(t)  hereto,  all  property
                                       -----------------
     owned, managed or controlled by FCI (or any Affiliate of FCI) and located within a Development is now, and has at all times during FCI's (or any Affiliate of FCI's) ownership, management or control thereof been free of contamination from any Contaminant. Except as set forth on Schedule 4.02(t)
                                                                ----------------
     hereto, neither FCI nor any Affiliate of FCI has caused or suffered to occur any discharge, spill, uncontrolled loss or seepage of any Contaminant onto any property comprising or adjoining any of the Developments, and neither FCI nor any Affiliate of FCI nor any Obligor or occupant of all or part of any Development is now or has been involved in operations at any Development which could lead to liability for FCI, the Borrower, any other Affiliate of FCI or any other owner of any Development or the imposition of a lien on such Development under any Environmental Law. None of the matters set forth on Schedule 4.02(t) will have a Material Adverse Effect, a
                   -----------------
     material adverse effect on the interests of the Lenders or the Collateral Agent in the Collateral or an adverse effect on the Lenders, the Managing Agents, the Deal Agent or the Collateral Agent.

     (u) Tax Liens.  All taxes  (including,  without  limitation,  mortgage  and
         ---------
transfer taxes) applicable to such Contract and the related VOI or Lot have been paid. There are no delinquent tax liens in respect of the VOI or Lot underlying such Contract.

     (v) Contract Files.  The related Contract File contains:
         --------------

          (i) other than in the case of Contracts described in clause (ii) below, (A) one original of each Pledged Contract (or if the Contract and promissory note are contained in separate documents, an original of the promissory note); except that this requirement shall not apply in the case of an original Contract which has been removed from the Contract File for the performance of collection services and other routine servicing requirements  in  accordance  with  Section  5.01(n),  or (B)  an  original
                                         ----------------
     Contract which has been identified as a missing original contract and included on Exhibit B to the Custodian's Certificate Acknowledging Receipt
                 ---------
     of Contracts delivered pursuant to the Receivables Purchase Agreement in connection with the sale of Contracts to the Borrower on a Contract Grant Date, and which is a Pledged Contract with respect to which the Deal Agent shall have waived the application of this clause (i) in writing), and

          (ii) in the case of any Contracts relating to VOIs located in Developments in North Carolina or South Carolina, where two originals of a Pledged Contract have been executed, one such original Contract, and the original Contract not in the file contains the following legend (whether by stamp or otherwise) on the face thereof;

          "THIS COPY IS ONE OF TWO ORIGINALS, AND WAS EXECUTED SOLELY FOR RECORDATION, TO THE EXTENT THAT POSSESSION OF THIS CONTRACT IS REQUIRED TO TRANSFER OR PERFECT A TRANSFER OF ANY INTEREST IN OR TO THIS CONTRACT, POSSESSION OF THE OTHER ORIGINAL HEREOF IS REQUIRED." and

          (iii) in the case of any Contracts in respect of which the related VOI or Lot has been deeded out to the relevant Obligor:

               (A) a copy of the deed for the related VOI or Lot, and

               (B) the original of any related recorded or unrecorded Mortgage (or a copy of such recorded Mortgage, if the original of the recorded Mortgage is unavailable)

     (other than in the case of any Contract with respect to which the relevant Mortgage and/or deed is outside the Contract File for purposes of recording such Mortgage in the relevant local real property recording office, but only to the extent that: (x) such Mortgage and copy of deed shall not have been outside of the relevant Contract File for such purposes for more than
     (1) 180 days from the relevant Contract Grant Date (in the case of Contracts relating to VOIs located in the State of Florida), and (2) 180 days from the date on which the related VOI or Lot is required to be deeded to an Obligor (in the case of Contracts relating to VOIs or Lots located in any other Development), and (y) unless and to the extent waived by the Deal Agent in writing, the Servicer shall retain in its files (and provide copies of the same to the Deal Agent upon request) certificates from FCI's applicable title agents in Florida to the effect that the Mortgage in question has been delivered for purposes of recordation to the appropriate local real property recording office (in the case of Contract relating to VOIs located in the State of Florida)).

     (w) Lock-Box Accounts.  The Obligor of such Contract either
         -----------------

          (i) shall have been instructed, pursuant to the Servicer's routine distribution of a periodic statement to such Obligor next succeeding

               (A) the Effective Restatement Date or any Contract Grant Date (as applicable), or

               (B) the day on which a PAC or Credit Card Account ceased to apply to such Contract, in the case of a Pledged Contract formerly subject to a PAC or Credit Card Account,

     but in no event later than the then next succeeding due date for Payment under the related Pledged Contract, to remit Payments thereunder to a Post Office Box for credit to a Lock-Box Account, or directly to a Lock-Box Account, in each case maintained at a Lock-Box Bank pursuant to the terms of a Lock-Box Agreement substantially in the form of Exhibit G hereto, or

          (ii) has entered into a PAC or Credit Card Account, pursuant to which a deposit account of such Obligor is made subject to a pre-authorized debit in respect of Payments as they become due and payable, and the Borrower has, and has caused each of the Servicer, a Lock-Box Bank and/or the Collection Account Bank, to take all necessary and appropriate action to ensure that each such pre-authorized debit is credited directly to a Lock-Box Account.

     (x) Ground Leases. In the case of any Pledged Contract relating to a VOI or
         -------------
Lot located in either of Harbortown Marina Resort Hotel in Ventura County, California or the Pagosa Mountain Meadows VOI Regime at the Pagosa Development in Archuleta County, Colorado, (i) the ground lease to which the relevant Development is subject has a fixed term which terminates after the maturity of such Contract, and (ii) all rent due and payable for the term of the relevant ground lease has been fully paid through the date on which this representation is made (or remade, as the case may be);

     (y)  Perfection of Security  Interest.  On and after the relevant  Contract
          --------------------------------
Grant Date:

          (i) The Borrower shall have a legal, valid and perfected ownership interest in, and good and marketable title to, the Contract, which interest in and title to the Contract is free and clear of all Liens (other than the Primary Lien); and

          (ii) The Collateral Agent shall have a legal, valid, perfected and enforceable Lien upon and first priority security interest in, to and under such Contract, which Lien upon and security interest in, to and under such Contract is free and clear of all Liens other than the Primary Lien.

All of the  representations  and  warranties  of the  Borrower set forth in this
Section 4.02 shall be deemed to be (x) made,  without  further act by any Person
------------
on and as of the applicable Cut-Off Date with respect to each Contract Grant Date (including, without limitation, the Contract Grant Date expected to correspond to the Effective Restatement Date), with respect to each Contract Granted by the Borrower on and as of each such date and (y) remade, without further act by any Person on and as of the Effective Restatement Date with respect to each Contract Granted by the Borrower before such date. In addition, each of the representations and warranties of the Borrower set forth in the following subsections of this Section 4.02 shall be deemed to be remade, without
                              ------------
further act by any Person, on and as of each Business Day hereunder occurring prior to the Collection Date: subsections (a) (but only with respect to the eligibility criteria set forth in the definition of "Eligible Contract" in the Definitions List at clauses (a), (b), (c), (d), (g), (j), (k), (m), (o), (p),
(r), (s) and (t)  thereof),  (c),  (d),  (e), (h), (i), (j), (l), (n), (o), (t),
(u), (v), (w), (x) and (y). All of the representations and warranties set forth in this Section 4.02 shall survive the Grant of the respective Contracts by the
        ------------
Borrower to the Collateral Agent.

     SECTION 4.03.  Representations and Warranties Regarding the Contract Files.
                    -----------------------------------------------------------
The Borrower represents and warrants to each of the Collateral Agent, the Deal Agent and each Lender, as to each Pledged Contract, that:

     (a) Possession.  On or prior to each Contract Grant Date, the Custodian has
         ----------
possession of each original Pledged Contract (or if the Contract and promissory note are contained in separate documents, an original of the promissory note) and the related Contract File, and has acknowledged receipt of such Pledged Contract, and its undertaking to act as bailee for purposes of perfection of the Collateral Agent's interests in such original Pledged Contract and the related Contract File (provided, however, that the fact that any of the Contracts not
                --------   -------
required to be in its  respective  Contract  File  pursuant  to Section  4.02(v)
                                                                ----------------
hereof is not in the possession of the Custodian in its respective Contract File does not constitute a breach of this representation).

     (b) Marking  Records.  On or before  each  Contract  Grant  Date,  both the
         ----------------
Borrower and FAC shall have caused the portions of the computer files relating to the Pledged Contracts Granted on such date to the Collateral Agent to be clearly and unambiguously marked to indicate that such Pledged Contracts constitute part of the Collateral Granted by the Borrower in accordance with the terms of this Credit Agreement. In addition, prior to each such Grant, each such Pledged Contract shall have been clearly and unambiguously stamped or marked as follows:

     "THIS CONTRACT IS PART OF THE COLLATERAL UNDER A COLLATERAL AGENCY AGREEMENT, DATED AS OF JANUARY 15, 1998, AS AMENDED, BY AND AMONG FLEET NATIONAL BANK (FORMERLY BANKBOSTON, N.A) AND THE SECURED PARTIES THERETO. A FIRST PRIORITY SECURITY INTEREST HEREIN IS HELD BY FLEET NATIONAL BANK, AS COLLATERAL AGENT FOR EACH OF

     THE SECURED PARTIES UNDER THE COLLATERAL AGENCY AGREEMENT."

The  representations  and  warranties  of the Borrower set forth in this Section
                                                                         -------
4.03 shall be deemed to be remade,  without further act by any Person, on and as
----
of the Effective Restatement Date and each Contract Grant Date with respect to each Contract Granted by the Borrower either before, or on and as of, each such date. The representations and warranties set forth in this Section 4.03 shall
                                                              ------------
survive any Grant of the respective Contracts by the Borrower.

                                   ARTICLE V

                                GENERAL COVENANTS
                                -----------------

     SECTION 5.01.  Affirmative  Covenants of the  Borrower.  From the Effective
                    ---------------------------------------
Restatement Date until the later of the Termination Date or the Collection Date, the Borrower shall, unless the Deal Agent and each Managing Agent shall otherwise consent in writing:

     (a) Compliance with Laws, Etc.
         --------------------------

          (i) Comply in all material respects, and cause each of the Servicer and any subservicer to comply in all material respects, with all applicable laws, rules, regulations and orders with respect to it, its business and properties, and all Facility Documents to which it is a party (including, without limitation, the laws, rules and regulations of each state governing the sale of time share contracts).

          (ii) Comply in all material respects, and cause each of the Servicer and any subservicer to comply in all material respects, with the requirements of any federal, state or local law (including, without limitation, usury, truth in lending and equal credit opportunity laws) applicable to each Contract.

          (iii) Cause the VOI Regime related to each Contract to comply with any and all applicable zoning and building laws and regulations and any other laws and regulations relating to the use and occupancy of such VOI Regime, except where such noncompliance would not have a Material Adverse Effect.

          (iv) Cause the VOI Regime related to each Contract to (A) comply with all applicable state statutes including, without limitation, condominium statutes, time share statutes, HUD filings relating to interstate land sales (if applicable), and the requirements of any governmental authority or local authority having jurisdiction and (B) constitute a valid and conforming condominium and time share regime under the laws of the State where the related Development is located, except where such noncompliance would not have a Material Adverse Effect.

          (v) Provide, and cause each of the Servicer and FCI to provide, to the Deal Agent and each Managing Agent notice of any material violation of any legal requirements applicable to such VOI Regime, except where such noncompliance would not have a Material Adverse Effect, within three Business Days after the Borrower, the Servicer or FCI, as the case may be, becomes aware of such violation or receives notification thereof.

     (b)  Preservation  of  Corporate  Existence.   Preserve  and  maintain  its
          --------------------------------------
corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation, and maintain all necessary licenses and approvals, in each jurisdiction, except where the failure to preserve and maintain such existence, rights, franchises, privileges, qualifications, licenses and approvals would not have a Material Adverse Effect.

     (c)  Audits.  At any time and from  time to time  during  regular  business
          ------
hours, permit the Deal Agent, each Managing Agent, each Deal Co-Agent or their agents or representatives, access

          (i) to the offices and properties of the Borrower (including, without limitation, any repository used by the Borrower, or the Servicer on the Borrower's behalf, to store the computer tapes or other computer records constituting the Servicer's Daily Report), in order to examine and make copies of and abstracts from all books, correspondence and Records of the Borrower as appropriate to verify the Borrower's compliance with this Credit Agreement, the Receivables Purchase Agreement, any other Facility Documents to which it is a party and any other agreement contemplated hereby or thereby, and the Deal Agent, each Managing Agent, each Deal Co-Agent and/or their respective agents and representatives may examine and audit the same, and make photocopies and computer tape or other computer replicas thereof (as appropriate), and Borrower agrees to render to the Deal Agent, each Managing Agent, each Deal Co-Agent and/or their respective agents and representatives, at Borrower's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto; and

          (ii) to the officers or employees of the Borrower in order to discuss matters relating to the Contracts or the Borrower's performance hereunder with any of the officers or employees of the Borrower having knowledge of such matters.

The number and frequency of any such audits shall be (x) in respect of the Deal Agent prior to the occurrence of an Event of Default, semi-annual, and after the occurrence of an Event of Default, as determined by the Deal Agent in its sole discretion and (y) in respect of the Managing Agents and the Deal Co-Agents, annual. In the case of the Deal Agent, each such audit shall be at the expense of the Borrower, and in the case of the Managing Agents and the Deal Co-Agents, a maximum of $10,000 for each such audit shall be at the expense of the Borrower (in all cases subject to the Borrower's right under the Receivables Purchase Agreement to recover such expenses from the Seller). Each of the Deal Agent, each Managing Agent, each Deal Co-Agent and their respective agents and representatives shall also have the right to discuss the Borrower's affairs with the officers and employees of the Borrower and Borrower's independent accountants and to verify under appropriate procedures the validity, amount, quality, quantity, value and condition of, or any other matter relating to, the Collateral. In connection with all audits performed under this Credit Agreement, the Deal Agent, each Managing Agent, each Deal Co-Agent and the Collateral Agent shall use reasonable efforts to coordinate the staffing and timing of such audits in order to minimize the cost and expense thereof. Upon the completion of any audit by or on behalf of the Deal Agent, the Deal Agent shall provide copies of the results thereof to each Managing Agent and Deal Co-Agent.

     (d)  Keeping  of  Records  and Books of  Account.  Maintain  and  implement
          -------------------------------------------
administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Pledged Contracts in the event of the destruction or loss of the originals thereof) and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Pledged Contracts (including, without limitation, records adequate to permit the daily identification of all Collections with respect to, and adjustments of amounts payable under, each Pledged Contract).

     (e)  Performance  and Compliance  with  Receivables  and Contracts.  At its
          -------------------------------------------------------------
expense, timely and fully perform and comply, and cause the Seller and/or FCI to comply, in all material respects, with all provisions, covenants and other promises required to be observed by it or the Seller under the Pledged Contracts.

     (f)  Credit  Standards  and  Collection  Policies.  Comply in all  material
          --------------------------------------------
respects with the Credit Standards and Collections Policies and Servicer's Customary Practices in regard to each Pledged Contract and the related Collateral.

     (g) Collections.
         -----------

          (i) Instruct all Obligors to either

               (A) send all Collections directly to a Post Office Box or Lock-Box Account, or

               (B) in the alternative, make Payments by way of pre-authorized debits from a deposit account of such Obligor pursuant to a PAC or from a Major Credit Card of such Obligor pursuant to a Credit Card Account, which Payments shall be electronically transferred directly to a Lock-Box Account immediately upon each such debit (provided that,
                                                                  --------
          for the avoidance of doubt, each Obligor may at any time cease to deposit its Collections directly to a Post Office Box or a Lock-Box Account, or pursuant to a PAC or Credit Card Account, so long as such Borrower promptly instructs such Obligor to commence one of the two alternative methods of funds transfer provided for in either of subclauses (A) or (B) of this clause (i)).
          --------------    ---         ----------

          (ii) In the case of funds transfers pursuant to a PAC or Credit Card Account, take, or cause each of the Servicer, a Lock-Box Bank and/or the Collection Account Bank to take, all necessary and appropriate action to ensure that each such pre-authorized debit is credited directly to a Lock-Box Account.

          (iii) If the Borrower shall receive any Collections, the Borrower shall hold such Collections in trust for the benefit of the Deal Agent and deposit such Collections into a Lock-Box Account or the Collection Account within one Business Day following Borrower's receipt thereof.

          (iv) If either of FCI or FAC receives any Collections, the Borrower shall cause FCI or FAC, as the case may be, to hold such Collections in trust for the benefit of the Deal Agent and deposit such Collections into a Lock-Box Account or the Collection Account within one Business Day following such Person's receipt thereof.

     (h)  Compliance  with  ERISA.  Comply  in all  material  respects  with the
          -----------------------
provisions of ERISA, the IRC, and all other applicable laws, and the regulations and interpretations thereunder.

     (i)  Perfected  Security  Interest.  Take such action with  respect to each
          -----------------------------
Pledged Contract as is necessary to ensure that the Borrower maintains, either a first priority perfected security interest in, or a legal and valid ownership interest in, any Collateral relating thereto, in each case free and clear of any Liens (other than the Primary Lien and in the case of any VOIs or Lots, any Permitted Encumbrance).

     (j) Legal Opinion.  On or before March 31 in each calendar year  commencing
         -------------
with 2001, the Borrower shall furnish to the Deal Agent (i) an Opinion of Counsel stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Credit Agreement and any other requisite documents (including, without limitation, the Receivables Purchase Agreement), and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the Primary Lien in the Pledged Contracts and other Collateral created by this Credit Agreement and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such Liens and
(ii) such opinions of local counsel as the Deal Agent may reasonably request. Such Opinion of Counsel shall also describe the recording, filing, rerecording and refiling of this Credit Agreement and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the liens and security interests Granted hereunder until March 31 in the following calendar year.

     (k)  Instruments.  The  Borrower  shall  not  remove  any  portion  of  the
          -----------
Collateral that consists of money or is evidenced by an instrument, certificate or other writing (including any Contract) from the jurisdiction in which it was held at the date the most recent Opinion of Counsel was delivered pursuant to this Section 5.01(k) (or from the jurisdiction in which it was held as described
     ---------------
in the Opinion of Counsel delivered at the Effective Restatement Date if no Opinion of Counsel has yet been delivered pursuant to this Section 5.01(k))
                                                               ----------------
unless the Deal Agent and each Managing Agent on behalf of the Lenders in its Lender Group shall have first received an Opinion of Counsel to the effect that the Primary Lien with respect to such property will continue to be maintained after giving effect to such action or actions; provided, however, that each of
                                                --------   -------
the Collateral Agent and the Servicer may remove Pledged Contracts from such jurisdiction to the extent necessary to satisfy any requirement of law or court order, in all cases in accordance with the provisions of the Custodial Agreement and Section 5.01(n).
    ---------------

     (l) No Release.  The  Borrower  shall not take any action and shall use its
         ----------
best efforts not to permit any action to be taken by others that would release any Person from any of such Person's covenants or obligations under any document, instrument or agreement included in the Collateral, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such document, instrument or agreement, except as expressly provided in this Credit Agreement or such other instrument or document.

     (m) Insurance and Condemnation.
         --------------------------

          (i) The Borrower shall, and shall cause FCI (A) in the case of Developments where FCI or any Subsidiary of FCI maintains primary or substantial responsibility for management, administration or other services of a similar nature, use its best efforts, and (B) in the case of Developments where FCI or any Subsidiary of FCI does not maintain primary or substantial responsibility for management, administration or other services of a similar nature, to cause each of the POAs for each Development, do or cause to be done all things which it may accomplish with a reasonable amount of cost or effort, to (1) maintain one or more policies of "all-risk" property and general liability insurance with financially sound and reputable insurers, providing coverage in scope and amount which
     (x) satisfies the requirements of the Declarations (or any similar charter document) governing the POA for the maintenance of such insurance policies, and (y) is at least consistent with the scope and amount of such insurance coverage obtained by prudent POAs and/or management of other similar developments (including, without limitation, time share developments) in the same jurisdiction; and (2) apply the proceeds of any such insurance policies in the manner specified in the relevant Declarations (or any similar charter document) governing the POA and/or any similar charter documents of such POA (which efforts shall include, in any case, voting as a member of the POA or as a proxy or attorney-in-fact for the Nominee). For the avoidance of doubt, the parties hereto acknowledge that the ultimate discretion and control relating to the maintenance of any such insurance policies is vested in the POAs in accordance with the respective Declaration (or any similar charter document) relating to each VOI Regime.

          (ii) The Borrower shall remit, and shall cause each of FAC and FCI to remit, to the Collection Account, the portion of any proceeds received pursuant to a condemnation of property in any Development relating to any of the VOIs or Lots.

     (n) Custodian.
         ---------

          (i) On or before each Contract Grant Date, and thereafter promptly upon the generation of any documents, instruments and agreements evidencing or otherwise relating to the Pledged Contracts or related Collateral received by any of the Borrower, FAC or any Originator, the Borrower shall deliver or cause to be delivered directly to the Custodian for the benefit of the Collateral Agent pursuant to the Custodial Agreement all such documents, instruments and agreements of the Borrower, including without limitation, all original Pledged Contracts (or in the case of Pledged Contracts consisting of a sales contract and a separate promissory note, the original of such promissory note), installment promissory notes, mortgages, and all ancillary and collateral documentation executed in connection therewith (collectively, the "Primary Custodial Documents"). The Custodian shall hold, maintain and keep custody of all such Primary Custodial Documents for the benefit of the Collateral Agent in the secure fire retardant location at an office of the Custodian, which location shall be reasonably acceptable to the Collateral Agent. In addition, the Servicer shall obtain a copy of the each of the Primary Custodial Documents described above on microfiche, CD-Rom or other format reasonably acceptable to the Collateral Agent, which copy shall in each case be maintained in a fireproof vault at a repository located outside of the offices of the Servicer or the Borrower (which repository initially shall be Offsite Data Storage, Inc., Mabelvale, Arkansas, and which repository shall in all cases provide an acknowledgment in form and substance satisfactory to the Collateral Agent to the effect that such repository maintains an account in the name of the Collateral Agent).

          (ii) The Custodian shall at all times maintain control of the Primary Custodial Documents for the benefit of the Collateral Agent on behalf of itself, the Deal Agent, the Managing Agents and the Lenders, in each case pursuant to the Custodial Agreement. Each of FAC, FCI and the Borrower may access the Primary Custodial Documents at the Custodian's storage facility only for the purposes and upon the terms and conditions set forth herein and in the Custodial Agreement. Each of the Borrower and the Servicer may only remove Primary Custodial Documents for collection services and other routine servicing requirements from such facility in accordance with the terms of the Custodial Agreement, all as set forth and pursuant to the "Bailment Agreement" (as defined in, and attached as an exhibit to, the Custodial Agreement).

          (iii) The Borrower shall at all times comply, and shall cause each of FCI and FAC to comply, with the terms of, and their respective obligations under, the Custodial Agreement, and shall not enter into any modification, amendment or supplement of or to, and shall not terminate, any of the Custodial Agreements, without the Collateral Agent's prior written consent.

     (o) Separate Identity. Take all actions required to maintain the Borrower's
         -----------------
status as a separate legal entity. Without limiting the foregoing, the Borrower shall:

          (i) conduct all of its business, and make all communications to third parties (including all invoices (if any), letters, checks and other instruments) solely in its own name (and not as a division of any other Person), and require that its employees, if any, when conducting its business identify themselves as such and not as employees of any other Affiliate of the Borrower (including, without limitation, by means of providing appropriate employees with business or identification cards identifying such employees as the Borrower's employees);

          (ii) compensate all employees, consultants and agents directly or indirectly through reimbursement of the Seller, from the Borrower's bank accounts, for services provided to the Borrower by such employees, consultants and agents and, to the extent any employee, consultant or agent of the Borrower is also an employee, consultant or agent of any Affiliate of the Borrower, allocate the compensation of such employee, consultant or agent between the Borrower and such Affiliate on a basis which reflects the respective services rendered to the Borrower and such Affiliate (provided
                                                                        --------
     that any fees and expenses payable to the Custodian under the Custodial Agreement shall be the responsibility of the Servicer to be paid out of its Servicing Fee) other than with respect to the services covered under the terms of the Administrative Services Agreement;

          (iii) (A) pay its own incidental administrative costs and expenses not covered under the terms of the Administrative Services Agreement, from its own funds, (B) allocate all other shared overhead expenses (including, without limitation, telephone and other utility charges, the services of shared employees, consultants and agents, and reasonable legal and auditing expenses) which are not reflected in the Servicing Fee, and other items of cost and expense shared between the Borrower and any Affiliate, pursuant to the terms of the Administrative Services Agreement, on the basis of actual use to the extent practicable and, to the extent such allocation is not practicable, on a basis reasonably related to actual use or the value of services rendered, and (C) allocate taxes on the basis set forth in the Tax Sharing Agreement;

          (iv) at all times have at least one "Independent Director", which satisfies the requirements set forth in Section 4.01(n) hereof and under
                                               ----------------
     the Borrower's Certificate of Incorporation, and have at least one officer responsible for managing its day-to-day business and manage such business by or under the direction of its board of directors;

          (v) maintain its books and records separate from those of any Affiliate;

          (vi) prepare its financial statements separately from those of its Affiliates and ensure that any consolidated financial statements of each of FAC and FCI have notes to the effect that the Borrower is a separate corporate entity whose creditors have a claim on its assets prior to those assets becoming available to its equity holders and therefore to any creditors of FAC or FCI, as the case may be;

          (vii) not commingle its funds or other assets with those of any of its Affiliates (other than in respect of items of payment which are not material in the aggregate and which have been mistakenly forwarded by an Obligor directly to any of FCI, FAC or any of their respective Affiliates), and not to hold its assets in any manner that would create an appearance that such assets belong to any such Affiliate, not maintain bank accounts or other depository accounts to which any such Affiliate is an account party, into which any such Affiliate makes deposits or from which any such Affiliate has the power to make withdrawals, and not act as an agent or representative of any of its Affiliates in any capacity;

          (viii) not permit any of its Affiliates to pay the Borrower's operating expenses (except pursuant to allocation arrangements that comply with the requirements of subsection (ii) or (iii) of this Section 5.01(o)
                                ---------------    -----         ---------------
     or pursuant to the terms of the Receivables Purchase Agreement);

          (ix) not guarantee any obligation of any of its Affiliates nor have any of its obligations guaranteed by any such Affiliate, (either directly or by seeking credit based on the assets of such Affiliate) or otherwise hold itself out as responsible for the debts of any Affiliate;

          (x) maintain at all times stationery and a telephone number separate from that of any Affiliate and which telephone number will be answered in its own name, and have all its officers and employees conduct all of its business solely in its own name;

          (xi) hold regular meetings of its board of directors in accordance with the provisions of its Certificate of Incorporation and otherwise take such actions as are necessary on its part to ensure that all corporate procedures required by its Certificate of Incorporation and by-laws are duly and validly taken;

          (xii) maintain a separate office from the offices of any of its Affiliates and identify such office by a sign in its own name;

          (xiii) not advance funds or other assets to, or commit to advance funds or other assets to (other than by way of payments in respect of a Purchase on any Contract Grant Date under the Receivables Purchase Agreement), or accept funds from (other than by way of contributions to capital) FAC or any of its Affiliates for any purpose or transaction (other than in compliance with the provisions of Section 5.02(k) with respect to
                                                ----------------
     transactions with Affiliates), or permit FAC or any of its Affiliates to be involved in the management of the Borrower;

          (xiv) respond to any inquiries with respect to ownership of a Pledged Contract by stating that it is the owner of such Pledged Contract, and that such Pledged Contract is Granted to the Collateral Agent;

          (xv) on or before March 31 of each year, beginning in 2001, the Borrower shall deliver to the Deal Agent and each Managing Agent an Officer's Certificate stating that Borrower has, during the preceding year, observed all of the requisite corporate formalities and conducted its business and operations in such a manner as required for the Borrower to maintain its separate corporate existence from any other entity; and

          (xvi) take such other actions as are necessary on its part to ensure that the facts and assumptions set forth in the non-consolidation opinion delivered by Borrower's counsel and described in the List of Closing Documents attached at Exhibit C remain true and correct at all times.
                           ---------

     (p) Computer Files. Mark or cause to be marked each Pledged Contract in its
         --------------
computer files as described in Section 4.03(b) hereof.
                               ---------------

     (q) Taxes. File or cause to be filed, and cause each of its Affiliates with
         -----
whom it shares consolidated tax liability to file, all federal, state and local tax returns which are required to be filed by it, except where the failure to file such returns could not reasonably be expected to have a Material Adverse Effect, or which could otherwise be reasonably expected to expose the Borrower to a material liability. The Borrower shall pay or cause to be paid all taxes shown to be due and payable on such returns or on any assessments received by it, other than any taxes or assessments, the validity of which are being contested in good faith by appropriate proceedings and with respect to which the Borrower or the applicable Affiliate shall have set aside adequate reserves on its books in accordance with GAAP, and which proceedings could not reasonably be expected to have a Material Adverse Effect, or which could otherwise be reasonably expected to expose the Borrower to a material liability.

     (r) Facility Documents.  Comply in all material respects with the terms of,
         ------------------
employ the procedures outlined in and enforce the obligations of the Seller and/or FCI (as the case may be) under the Receivables Purchase Agreement, and all of the other Facility Documents to which such Person is a party, and take all such action to such end as may be from time to time reasonably requested by the Deal Agent, maintain all such Facility Documents in full force and effect and make to the Seller or FCI such reasonable demands and requests for information and reports or for action as the Borrower is entitled to make thereunder and as may be from time to time reasonably requested by the Deal Agent or any Managing Agent.

     (s) Contract  Schedule.  Promptly  amend the  Contract  Schedule to reflect
         ------------------
terms or discrepancies that become known after the Contract Grant Date, and promptly notify the Deal Agent of any such amendments.

     (t)  Segregation  of  Collections.  Prevent  the  deposit  into  any of the
          ----------------------------
Lock-Box Accounts, the Collection Account or the Spread Account of any funds other than Collections in respect of the Pledged Contracts (except, in the case of the Spread Account, for the initial deposit therein); provided that this covenant shall not have been breached to the extent that items other than Collections, which are not material in the aggregate, have been mistakenly forwarded by an Obligor directly to any of the Lock-Box Accounts, the Collection Account or the Spread Account and, to the extent that any such funds are nevertheless deposited into any of such Lock-Box Accounts, the Collection Account or the Spread Account, promptly identify any such funds to the Servicer for segregation and remittance to the owner thereof.

     (u) Interest in Real Property.  Ensure that the VOI or Lot underlying  each
         -------------------------
Contract is an interest in real property consisting of either (a) a Fixed Week or undivided interest in fee simple in a lodging unit or group of lodging units at a Development, (b) an undivided leasehold interest in any lodging unit located at the Harbortown Marina Resort Hotel in Ventura County, California or the Pagosa Mountain Meadows VOI Regime at the Pagosa Development in Archuleta County, Colorado, or (c) if a Lot, a fee simple interest in real property; and in each case ensure that such VOI or Lot shall be deeded to the Nominee pursuant to the terms of one of the Title Clearing Agreements, or shall be deeded to the relevant Obligor in accordance with the requirements of the applicable Contract or applicable law.

     SECTION  5.02.  Negative  Covenants  of the  Borrower.  From the  Effective
                     -------------------------------------
Restatement Date until the later of the Termination Date or the Collection Date, the Borrower shall not, without the prior written consent of the Deal Agent and each Managing Agent:

     (a) Sales, Liens, Etc. Against Receivables and Related Security. Except for
         -----------------------------------------------------------
the releases  contemplated  under Section 7.11 and 7.12 or in connection  with a
                                  ------------     ----
sale of Pledged Contracts expressly approved in writing by the Deal Agent and each Managing Agent, sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist, any Lien (other than the Primary Lien or, with respect to VOIs and Lots relating to Pledged Contracts, any Permitted Encumbrances thereon) upon or with respect to, any Pledged Contract or any other Collateral, or any interests in either thereof, or upon or with respect to any Post Office Box, the Collection Account, the Spread Account or any Lock-Box Account, or assign any right to receive income in respect thereof. The Borrower shall immediately notify the Deal Agent and each Managing Agent of the existence of any Lien on any Pledged Contract or any other Collateral, and the Borrower shall defend the right, title and interest of each of the Borrower and the Deal Agent in, to and under the Pledged Contracts and all other Collateral, against all claims of third parties.

     (b)  Extension or  Amendment of Contract  Terms.  Extend,  amend,  waive or
          ------------------------------------------
otherwise modify the terms of any Pledged Contract, or permit the rescission or cancellation of any Pledged  Contract,  whether for any reason  relating to a negative change in the related Obligor's creditworthiness or inability to make any payment under the Pledged Contract or otherwise; provided, however, that the following
                                        --------   -------
modifications may be made to a Pledged Contract from time to time: (i) extensions which are Permitted Deferrals, (ii) amendments entered into in accordance with Customary Practices and Credit Standards and Collections Policies, which do not reduce the amount or extend the maturity of required Payments, and (iii) modifications in the applicability of a PAC (which will, among other things, result in a change in the relevant Contract Rate).

     (c) Change in Business or Credit and Collection Policy. (i) Make any change
         --------------------------------------------------
in the character of its business, or, (ii) make any change in the Credit Standards and Collection Policies, or deviate from the exercise of Customary Practices, which change or deviation described in this clause (ii) would, in either case, materially impair the value or collectibility of any Pledged Contract.

     (d) Change in Payment  Instructions to Obligors.  Add or terminate any bank
         -------------------------------------------
as a  Lock-Box  Bank from  those  listed in  Exhibit E or make any change in its
                                             ---------
instructions to Obligors regarding payments to be made to any Lock-Box Account at a Lock-Box Bank, unless the Deal Agent shall have received (i) 30 days' prior notice of such addition, termination or change; (ii) written confirmation from the Borrower that after the effectiveness of any such termination, there shall be at least one (1) Lock Box Account in existence; and (iii) prior to the effective date of such addition, termination or change, (A) executed copies of Lock-Box Agreements executed by each new Lock-Box Bank, the Borrower, and the Deal Agent (and, at the option of the Deal Agent, the Servicer) and (B) copies of all agreements and documents signed by either the Borrower or the respective Lock-Box Bank with respect to any new Lock-Box Account.

     (e) Stock, Merger, Consolidation,  Etc. Sell any shares of any class of its
         ----------------------------------
capital stock to any Person (other than FAC) or consolidate with or merge into or with any other corporation, or purchase or otherwise acquire all or substantially all of the assets or capital stock, or other ownership interest of, any Person or sell, transfer, lease or otherwise dispose of all or substantially all of its assets to any Person, except for the granting of the Primary Lien as expressly permitted under the terms of this Credit Agreement.

     (f) Change in Corporate  Name,  etc. Make any change to its corporate name,
         -------------------------------
or use any trade names, fictitious names, assumed names or "doing business as" names.

     (g) ERISA  Matters.  (i) Engage or permit any ERISA  Affiliate to engage in
         --------------
any prohibited transaction for which an exemption is not available or has not previously been obtained from the DOL; (ii) permit to exist any accumulated funding deficiency, as defined in Section 302(a) of ERISA and Section 412(a) of
                                   --------------              -------
the IRC, or funding deficiency with respect to any Benefit Plan other than a Multiemployer Plan; (iii) fail to make any payments to any Multiemployer Plan that the Borrower or any ERISA Affiliate may be required to make under the agreement relating to such Multiemployer Plan or any law pertaining thereto;
(iv) terminate any Benefit Plan so as to result in any liability; or (v) permit to exist any occurrence of any reportable event described in Title IV of ERISA which represents a material risk of a liability of the Borrower or any ERISA Affiliate under ERISA or the IRC; provided, however, the Borrower's ERISA
                                     --------   -------

Affiliates may take or allow such prohibited transactions, accumulated funding deficiencies, payments, terminations and reportable events described in clauses
(i) through (iv) above so long as such events occurring within any fiscal year of the Borrower, in the aggregate, involve a payment of money by or an incurrence of liability of any such ERISA Affiliate (collectively, "ERISA
                                                                           -----
Liabilities") in an amount which does not exceed $500,000.
-----------

     (h) Terminate or Reject  Contracts.  Without  limiting  anything in Section
         ------------------------------                                  -------
5.02(b),  terminate or reject any Pledged  Contract prior to the end of the term
-------
of such Contract, whether such rejection or early termination is made pursuant to an equitable cause, statute, regulation, judicial proceeding or other applicable law (including, without limitation, Section 365 of the Bankruptcy
                                                   -----------
Code), unless prior to such termination or rejection, such Pledged Contract and any related Collateral have been released from the Primary Lien pursuant to
Section 7.11.
------------

     (i) Debt. Create,  incur, assume or suffer to exist any Debt except for (i)
         ----
Debt to the Lenders, the Deal Agent or the Collateral Agent expressly contemplated hereunder and (ii) Debt incurred in accordance with the terms of the Receivables Purchase Agreement in connection with the funding of a Purchase thereunder, which is evidenced by the Subordinated Note (as defined therein, and subject to the subordination provisions thereof).

     (j) Guarantees.  Guarantee,  endorse or otherwise be or become contingently
         ----------
liable (including by agreement to maintain balance sheet tests) in connection with the obligations of any other Person, except endorsements of negotiable instruments for collection in the ordinary course of business and reimbursement or indemnification obligations in favor of any Lender, the Collateral Agent, the Deal Agent or any Liquidity Provider as provided for under this Credit Agreement.

     (k) Limitation on Transactions  with Affiliates.  Enter into, or be a party
         -------------------------------------------
to any transaction with any Affiliate, except for:

          (i) the transactions contemplated hereby and by the Receivables Purchase Agreement or in connection with a sale of Pledged Contracts expressly approved in writing by the Deal Agent and each Managing Agent;

          (ii) transactions related to the allocation of shared overhead expenses or taxes as described in clause (iii) of Section 5.01(o); and
                                                          ----------------

          (iii)  to the  extent  not  otherwise  prohibited  under  this  Credit
     Agreement,  other  transactions  in the nature of employment  contracts and directors'  fees,  upon  fair  and  reasonable  terms  materially  no  less favorable to the Borrower than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate.

     (l) Facility Documents.  Except as otherwise permitted under Section 14.01,
         ------------------                                       -------------
without the prior consent of the Deal Agent and each Managing Agent (i) terminate, amend or otherwise modify any Facility Document to which it is a party, or grant any waiver or consent thereunder, (ii) exercise any discretionary rights granted to the Borrower under the Receivables Purchase Agreement pursuant to provisions thereof providing for certain actions to be taken "with the consent of the Company", "acceptable to the Company" as "specified by the

Company", "in the reasonable judgment of the Company" or similar provisions (it being understood that inaction by the Borrower shall not be considered to be an exercise of such discretionary rights), or (iii) terminate, amend or otherwise modify the FairShare Plus Agreement; provided, however, (A) the Title Clearing
                                      --------   -------
Agreements may be amended for the purposes of (1) making additional properties subject thereto, (2) making an Affiliate of FCI a party thereto having the same rights and obligations thereunder as FCI or (3) identifying a separate pool of Contracts (which shall not include the Pledged Contracts) to be sold or pledged to secure debt under a pooling or pledge arrangement similar to that evidenced by this Credit Agreement, and (B) the FairShare Plus Agreement may be amended from time to time (1) to substitute or add additional parties thereto, (2) to comply with state and federal laws or regulations, or (3) for any other purpose, provided that with respect to this clause (3), the Borrower furnishes to the Deal Agent and each Managing Agent an Opinion of Counsel in form and substance acceptable to the Deal Agent and each Managing Agent to the effect that such amendment or modification will not adversely affect in any material respect the respective interests of any Lender, any Managing Agent, the Collateral Agent or the Deal Agent.

     (m) Charter and  By-Laws.  Amend or  otherwise  modify its  Certificate  of
         --------------------
Incorporation  or  By-laws  in any  manner  which  requires  the  consent  of an
"Independent Director" (as defined in the Borrower's Certificate of Incorporation).

     (n) Lines of Business.  Conduct any business  other than that  described in
         -----------------
Section  4.01(q),  or enter into any  transaction  with any Person  which is not
----------------
contemplated by or incidental to the performance of its obligations under the Facility Documents to which it is a party.

     (o)  Accounting  Treatment.  Prepare  any  financial  statements  or  other
          ---------------------
statements (including any tax filings which are not consolidated with those of the FCI or FAC) which shall account for the transactions contemplated by the Receivables Purchase Agreement in any manner other than as the sale of, or a capital contribution of, the Pledged Contracts by the Seller to the Borrower.

     (p)  Limitation  on  Investments.  Make or  suffer  to exist  any  loans or
          ---------------------------
advances to, or extend any credit to, or make any investments (by way of transfer of property, contributions to capital, purchase of stock or securities or evidences of indebtedness, acquisition of the business or assets, or otherwise) in, any Affiliate or any other Person except for (i) Permitted Investments, (ii) the purchase of Contracts pursuant to the terms of the Receivables Purchase Agreement and (iii) the acceptance of investments in exchange for Defaulted Contracts, in an effort to maximize the recoveries thereon (in each such case, with the prior written consent of the Deal Agent).

     (q) Insolvency  Proceedings.  Institute Insolvency Proceedings with respect
         -----------------------
to the Borrower, FAC, FCI, or any Affiliate thereof or consent to the institution of Insolvency Proceedings against the Borrower, FAC, FCI, or any affiliate thereof or take any corporate action in furtherance of any such action, or seek dissolution or liquidation in whole or in part of the Borrower, FAC, FCI, or any Affiliate thereof.

     (r) Prohibited Payments.
         -------------------

          (i) Pay or declare any dividend or other distribution with respect to its capital stock, or make any payment on account of the purchase, redemption or other acquisition or retirement of its capital stock or any warrant, option or other right to acquire any such capital stock, either directly or indirectly (any such distribution or payment being a "Dividend") if, (A) prior to giving effect to such declaration, payment or
      --------
     distribution of a Dividend, any amount of unpaid principal or interest remains outstanding under the Subordinated Note, or (B) after giving effect to such declaration, payment or distribution of a Dividend the Borrower (1) would be "insolvent" (as such term is defined in ss.101(32)(A) of the Bankruptcy Code), (2) would be unable to pay its debts as they become due, or (3) would have unreasonably small capital for the business in which it is engaged or for any business or transaction in which it is about to engage (provided that nothing in this clause (i) shall prohibit the
              --------
     Borrower from effecting any Dividends consisting of property constituting VOIs or Lots for which the applicable requirements for release of the related  Contract  from the  Primary  Lien  under  Section  7.11  have been
                                                        -------------
     satisfied);

          (ii) On or after the occurrence of the earliest to occur of any Borrowing Base Shortfall, O/C Shortfall, Spread Account Shortfall or Event of Default, pay, distribute or declare any Dividend; or

          (iii) make, or agree to make or schedule to be made, any payments of principal or accrued interest in respect of any subordinated Debt of Borrower (including, without limitation, the Subordinated Note), except for payments of principal and interest owing under the Subordinated Note as permitted on any Settlement Date in accordance with the provisions of
     Section 7.06(b).
     ---------------

                                   ARTICLE VI

                             REPORTING REQUIREMENTS
                             ----------------------

     SECTION 6.01.  Reporting  Requirements of the Servicer.  From the Effective
                    ---------------------------------------
Restatement Date until the later of the Termination Date or the Collection Date, the Servicer shall, unless the Deal Agent and each Managing Agent shall otherwise consent in writing, furnish (1) in connection with (a) below, to the Deal Agent (or a designated agent or repository for the Deal Agent as identified hereinbelow or as otherwise notified by the Deal Agent to the Servicer) and (2) in connection with (b), (c), (d), (e), (f) and (g) below, to the Deal Agent (or a designated agent or repository for the Deal Agent as identified hereinbelow or as otherwise notified by the Deal Agent to the Servicer) and each Managing
Agent:

     (a) Daily  Reports.  By not later than 3:00 PM (Las Vegas,  Nevada time) on
         --------------
each Business Day,

          (i) a report on computer tape (or other computer record format reasonably acceptable to the Deal Agent) containing the master file for each Pledged Contract, updated through the close of business on the prior Business Day and appropriately filled-out (which master file shall contain, among other things, (A) the Contract Pool Principal Balance of each Pledged Contract as of the close of business on the preceding Business

     Day, (B) the interest rate payable under each Pledged Contract, and (C) an identifying notation for each Pledged Contract to which a PAC or Credit Card Account is applicable), which tape shall be delivered to a repository which may be designated by the Deal Agent from time to time (which repository initially shall be Offsite Data Storage, Inc., Mabelvale, Arkansas, and which repository shall in all cases provide an acknowledgment in form and substance satisfactory to the Deal Agent to the effect that such repository maintains an account in the name of the Collateral Agent); and

          (ii) a report, by telecopy, containing such information with respect to daily Collections and other performance criteria concerning the Contract Pool, and in such format, as the Deal Agent may reasonably request from time to time (each such report described in clause (i) above or this clause
     (ii) being referred to herein as a "Servicer's Daily Report").
                                         -----------------------

Any transmission or other delivery of each such report to the Deal Agent, or a repository therefor, as the case may be, shall be deemed to be a representation and warranty by the Servicer to the Deal Agent that the information contained therein is true and correct in all material respects.

     (b) Settlement Reports. By not later than 3:00 PM (Las Vegas, Nevada time),
         ------------------
on the second Business Day preceding each Settlement Date, a Settlement Report, appropriately filled-out, containing current information with respect to the then most recently concluded Calculation Period, in each case dated as of the next preceding Determination Date. Any transmission of such report to the Deal Agent and each Managing Agent shall be deemed to be a representation and warranty by the Servicer to the Deal Agent and each Managing Agent that the information contained therein is true and correct in all material respects.

     (c) Certificate of Servicing Officer.  Simultaneously  with the delivery of
         --------------------------------
the Settlement Report, a certificate of a Servicing Officer substantially in the form of Exhibit H (which certificate may be incorporated into such Settlement
        ---------
Report) certifying the accuracy of such report and that no Event of Default or Unmatured Event of Default has occurred, or if such event has occurred and is continuing, specifying the event and its status. Such certificate shall also identify which, if any, Pledged Contracts have become Defective Contracts or Defaulted Contracts, and which are to be released on such Settlement Date pursuant to Section 7.11.
            ------------

     (d) Other  Data.  At the request of the Deal Agent or any  Managing  Agent,
         -----------
such underlying data in respect of the Pledged Contracts, in addition to the data described in Sections 6.01(a), (b) and (c) above, as can be generated by
                  -----------------   ---     ---
the Servicer's existing data processing system without undue modification or expense. Servicer shall also provide to Deal Agent and each Managing Agent, from time to time at their reasonable request, a report showing the number and principal balance of all duplicate original Contracts absent from their related Contract File in accordance with the exceptions set forth in clause (v) of
Section 4.02 hereof.
------------

     (e) Annual Servicer's  Certificate.  On or before March 31 of each calendar
         ------------------------------
year, beginning in 2001, an Officer's Certificate stating that (i) a review of the activities of the Servicer during the preceding calendar year (or, in the case of the first such Officer's Certificate, the period since the Effective Restatement Date) and of its performance under this Credit

Agreement was made under the supervision of the officer signing such certificate and (ii) to the best of such Servicing Officer's knowledge, based on such review, the Servicer has fully performed all of its obligations under this Credit Agreement throughout such year, or, if there has been a default in the performance of any such obligation, specifying each such default known to such officer and the nature and status thereof.

     (f) Annual  Report of  Accountants.  On or before March 31 of each calendar
         ------------------------------
year, beginning in 2001, a statement prepared and delivered by a firm of nationally recognized independent "Big 5" public accountants (who may also render other services to the Servicer, the Borrower or FCI), to the effect that such firm, in connection with its annual examination of the Servicer, has (i) made a study and evaluation of the Servicer's internal accounting controls and computer systems relative to the servicing of the Pledged Contracts and that, on the basis of such examination, such firm is of the opinion that (assuming the accuracy of reports by the Servicer and third party agents) the system of internal accounting controls in effect on the date of such statement relating to servicing procedures in connection with the Pledged Contracts performed by the Servicer, taken as a whole, was sufficient for the prevention and detection of material errors and material irregularities; and (ii) compared the mathematical calculations of each amount set forth in the Servicer's Settlement Reports for each Calculation Period in the preceding twelve-month period with the computer records of the Servicer, and that such firm is of the opinion that such amounts are in agreement; except in either case for such exceptions as they believe to be immaterial and such other exceptions as shall be set forth in such statement.

     (g) Servicer Default.
         ----------------

          (i) Within one Business Day after a Servicing Officer becomes aware of the occurrence of a Servicer Default, and each Unmatured Servicer Default, notification of such occurrence, as soon as possible and in any event (A) within three Business Days after a Servicing Officer becomes aware of the occurrence of a Servicer Default or Unmatured Servicer Default, the statement of the chief financial officer or chief accounting officer or other Servicing Officer setting forth details of such Servicer Default or Unmatured Servicer Default, and the action which the Servicer has taken and proposes to take with respect thereto, and (B) within three Business Days after a Servicing Officer becomes aware of the occurrence thereof, notice of any other event, development or information which is reasonably likely to materially and adversely affect the ability of the Servicer to perform its obligations under this Credit Agreement.

          (ii) In the event that FAC is no longer acting as Servicer, any Successor Servicer appointed and acting pursuant to Section 11.02 shall
                                                             -------------
     deliver or make available to the Borrower and FAC each certificate and report required to be prepared, forwarded or delivered thereafter pursuant to the provisions of this Section 6.01(g).
                               ---------------

     SECTION 6.02. Additional Reporting Requirements;  FAC and FCI; SEC Filings.
                   ------------------------------------------------------------
From the Effective Restatement Date until the later of the Termination Date or the Collection Date, the Servicer shall, for so long as the Servicer is an Affiliate of the Borrower

(and thereafter, the Borrower shall), unless the Deal Agent and the Managing Agents shall otherwise consent in writing, furnish to the Deal Agent and each Managing Agent:

     (a) as soon as available, and in any event not later than the later of 50 days following the end of each quarterly accounting period or 10 days following the filing of a Form 10-Q, if any, with the Securities and Exchange Commission, unaudited consolidated statements of income and cash flows for each of FCI and FAC for the period from the beginning of the current fiscal year to the end of such quarterly period, and an unaudited consolidated balance sheet of each of FCI and FAC as at the end of such quarterly period, setting forth in each case figures from the income statement and statement of cash flows for the corresponding quarterly period of the next preceding annual accounting period, and from the year-end balance sheet for the next preceding annual accounting period, all in reasonable detail and certified by the authorized financial officer of each of FCI and FAC, as applicable, subject to changes resulting from normal year-end adjustments;

     (b) as soon as practicable, and in any event not later than the later of 95 days following the end of each annual accounting period or within 10 days following the filing of a Form 10-K, if any, with the Securities and Exchange Commission, audited consolidated statements of income and cash flows for each of FCI and FAC for such annual period, and a consolidated balance sheet of each of FCI and FAC as at the end of such annual accounting period, setting forth in each case figures from the financial statements for the next preceding annual accounting period, and the end of the next preceding annual accounting period, all in reasonable detail and certified by a firm of "Big 5" independent accountants;

     (c) as soon as practicable, and in any event not later than the Settlement Date next succeeding each Determination Date, a written report setting forth the following information (which written report may be included in the Settlement Report with respect to the Calculation Period ending on such Determination
Date);

          (i) for each Development, the total number and aggregate dollar value of all Fixed Weeks, and the total number of Points and aggregate dollar value of all UDIs, in each case sold by FCI or any of its Affiliates to a Person other than FCI or any of its Affiliates during the Calculation Period ending on such Determination Date,

          (ii) for each Development, the total number and aggregate dollar value of all Fixed Weeks, and the total number of Points and aggregate dollar value of all UDIs, in each case beneficially owned by FCI or any of its Affiliates as of such Determination Date, and

          (iii) with respect to all VOI units relating to improvements located within a Development, the construction of which was completed during the Calculation Period ending on such Determination Date, (A) the total number and aggregate dollar value of all Fixed Weeks, and the total number of Points and aggregate dollar value of all UDIs, in each case which have been sold by FCI or any of its Affiliates to a Person other than FCI or any of its Affiliates on or prior to such Determination Date, and (B) the total number and aggregate dollar value of all Fixed Weeks, and the total number of Points and aggregate dollar value of all UDIs, in each case beneficially owned by FCI or any of its Affiliates as of such Determination Date.

     (d) If not previously delivered, with respect to each VOI Regime (i) within 120 days after the Effective Restatement Date, a copy of all policies of all-risk property and liability insurance, in each case maintained by the relevant POA with financially sound and reputable insurers, as required under in
Section 5.01(m)(i),  and (ii) no later than one month prior to the expiration of
------------------
said policy or policies, a copy of the relevant replacement policy or policies (provided, however, that unless FCI or any Affiliate of FCI is the property
 --------   -------
manager of the relevant VOI Regime at the time of any determination hereunder, the Servicer's obligation to deliver the information described in this Section
                                                                         -------
6.02(d) shall be limited to the extent of the Servicer's reasonable efforts);
-------

     (e) as soon as practicable and in any event not later than 120 days following the end of each annual accounting period, for each POA at each VOI
Regime: (i) the annual audited financial statements for such accounting period, and (ii) the annual budgets for the next succeeding annual accounting period (provided, however, that (A) unless FCI or any Affiliate of FCI is the property
 --------   -------
manager of the relevant VOI Regime at the time of any determination hereunder, the Servicer's obligation to deliver the information described in this Section
                                                                         -------
6.02(e) shall be limited to the extent of the Servicer's  reasonable  efforts to
-------
request such information from the relevant Persons, and (B) the financial statements required to be delivered under clause (i) above shall be audited financial statements only to the extent that audited annual financial statements for such annual period are prepared for the relevant POA);

     (f) to the extent not covered in subsections (a) through (e) above, inclusive, as soon as practicable and in any event within ten (10) days after such filing, any financial reports filed by either or both of FCI and FAC with the Securities and Exchange Commission; and

     (g) as soon as practicable, and in any event no later than 120 days following the end of each calendar year, the following:

          (i) an income statement for such year and a balance sheet as of the end of such year for the FairShare Vacation Plan Use Management Trust, setting forth in each case corresponding figures from the next preceding calendar year's annual financial statements, all in reasonable detail and audited by a firm of "Big 5" independent accountants, and

          (ii) a statement of key exchange operation statistics for the FairShare Plus Program for such year, setting forth corresponding figures from the next preceding calendar year's annual financial statements, all in reasonable detail and audited by a firm of "Big 5" independent accountants and in no less detail and scope than such statement audited by Ernst & Young LLP for calendar year 1999.

     SECTION 6.03.  Miscellaneous Borrower and Servicer Reporting  Requirements.
                    -----------------------------------------------------------
From the Effective Restatement Date until the later of the Termination Date or the Collection Date, the Servicer shall, for so long as the Servicer is an Affiliate of the Borrower

(and thereafter, the Borrower shall), unless the Deal Agent and each Managing Agents shall otherwise consent in writing, furnish to the Deal Agent and each Managing Agent:

     (a) as soon as available, and in any event not later than 50 days following the end of each quarterly accounting period, unaudited consolidated statements of income and cash flows for the Borrower for the period from the beginning of the current fiscal year to the end of such quarterly period, and an unaudited consolidated balance sheet of the Borrower as at the end of such quarterly period, setting forth in each case figures for the corresponding period in the preceding fiscal year (if any), all in reasonable detail and certified by the chief financial officer of the Borrower, subject to changes resulting from normal year-end adjustments;

     (b) as soon as practicable, and in any event not later than 95 days following the end of each annual accounting period, audited statements of income and cash flows for the Borrower for such year, and an audited balance sheet of the Borrower as at the end of such year, setting forth in each case corresponding figures from the preceding annual financial statements (if any), all in reasonable detail and certified by a firm of "Big 5" independent accountants;

     (c) to the extent not already delivered to the Deal Agent and each Managing Agent pursuant to the terms of this Agreement, promptly upon receipt thereof, copies of (i) all financial statements delivered to the Borrower by the Seller pursuant to the Receivables Purchase Agreement, and (ii) all other reports and other written information not specified above which are required to be delivered by the Seller (individually, or as Servicer) to the Borrower pursuant to the terms of the Receivables Purchase Agreement;

     (d) as soon as possible and in any event within five Business Days after the occurrence of each Event of Default or Unmatured Event of Default, the statement of the chief financial officer of the Borrower setting forth details of such Event of Default or Unmatured Event of Default and the action which the Borrower proposes to take with respect thereto;

     (e) promptly after the filing or receiving thereof, copies of all reports and notices with respect to any Reportable Event defined in Article IV of ERISA
                                                             --------
which the Borrower or any Affiliate files under ERISA with the IRS or the PBGC or the DOL or which the Borrower receives from the PBGC; and

     (f) as soon as possible and in any event within two Business Days after the occurrence of any proposed change in Credit Standards and Collections Policies, the statement of the chief financial officer of the Borrower setting forth details of such change in Credit Standards and Collections Policies.

                                  ARTICLE VII

                                SECURITY INTEREST
                                -----------------

     SECTION  7.01.  Grant of Primary  Lien.  To secure the prompt and  complete
                     ----------------------
payment when due of the Obligations and the timely performance by the Borrower of all of the covenants and obligations to be performed by it pursuant to this Credit Agreement in favor of any of the Collateral Agent, the Deal Agent, any Managing Agent and any Lender, the Borrower hereby assigns and pledges to the Collateral Agent and grants to the Collateral Agent, on behalf of the Collateral Agent, the Deal Agent, each Managing Agent and each of the Lenders a security interest (the "Primary Lien") in all of the Borrower's right,
                                  ------------
title and interest in, to and under all property and all interests in property of the Borrower of any kind or nature, whether tangible or intangible, whether real or personal, and whether now owned or existing or hereafter arising or acquired and wheresoever located (collectively, the "Collateral"), including,
                                                       ----------
without limitation, the following property and interests in property:

     (a) all Pledged Contracts, together with all other Transferred Assets;

     (b) the Receivables Purchase Agreement, the Administrative Services Agreement and the Remarketing Agreement, including, without limitation, all monies due and to become due to the Borrower from the Seller or FCI under or in connection therewith (including, without limitation, all interest and finance charges for late payments accrued thereon and proceeds of any liquidation or sale of Pledged Contracts or resale of VOIs or Lots and all other Collections on the Pledged Contracts);

     (c) all computer software, tapes, disks and other electronic media, books, records and documents relating to the Pledged Contracts; including, without limitation, any such software, electronic media, books, records and documents used

          (i) to account for and service the Transferred Assets,

          (ii) in the management of any VOI Regimes, and the VOIs and Lots located within such VOI Regimes,

          (iii) in the monitoring of accounts receivables and third party contracts relating to the management of properties located within any VOI Regime, and

          (iv) in managing and operating the FairShare Plus Program and the Reservation System,

and all relevant licenses, sublicenses, contracts (including, without limitation, service and maintenance contracts), warranties and guaranties relating to any such software, electronic media, books, records and documents, as the case may be (including, without limitation, all such rights arising under such software, electronic media, books, records and documents, and any related licenses, sublicenses, contracts, warranties and guaranties transferred by FAC to the Borrower pursuant to the Receivables Purchase Agreement);

     (d) any Interest Rate Hedge entered into from time to time hereafter, any replacement agreement for any thereof, and any other contract, instrument or agreement in which the Borrower has any interest or rights, pursuant to which the Borrower (or its assignor or predecessor in interest) has hedged against movements in interest rates, including, without limitation, all monies due and to become due to the Borrower (or its assignor or predecessor in interest) thereunder or in connection therewith;

     (e) the Collection Account, the Spread Account and all other bank and similar accounts established by the Borrower, in whole or in part, for the benefit of any of the Borrower, the Collateral Agent, the Deal Agent, the Managing Agents and/or the Lenders, all funds held therein or in such other accounts, all financial assets, investment property and other investments from time to time on deposit, or made with proceeds, in any such accounts, and all income arising from such funds held in any such accounts or from such financial assets, investment property and other investments;

     (f) all Post Office Boxes, Lock-Box Accounts, and all other bank and similar accounts into which Collections in respect of the Pledged Contracts are or are intended to be deposited, and all funds held therein or in such other accounts;

     (g) all certificates and instruments if any, from time to time representing or evidencing any of the foregoing property described in clauses (a) through (f) above;

     (h)  any  accounts,  inventory,  machinery,  equipment,  fixtures,  general intangibles, chattel paper, contract rights, financial assets and other investment property, instruments and documents, to the extent not described in any of clauses (a) through (g) above;

     (i) all proceeds of the foregoing property described in clauses (a) through
(h) above, any security therefor, and all interest, dividends, cash, instruments, financial assets and other, investment property and other property from time to time received, receivable or otherwise distributed in respect of, or in exchange for or on account of the sale, condemnation or other disposition of, any or all of the then existing Collateral, and including all payments under Insurance Policies (whether or not any of the Deal Agent, the Collateral Agent or the Lenders are the loss payee thereof) or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the Collateral; and

     (j) all other monies or property of the Borrower coming into the actual possession, custody or control of the Collateral Agent, the Deal Agent, any Managing Agent or any Lender (whether for safekeeping, deposit, custody, pledge, transmission, collection or otherwise).

     SECTION 7.02. Continuing Liability of the Borrower.  The security interests
                   ------------------------------------
described  above in  Section  7.01 are  granted as  security  only and shall not
                     -------------
subject any of the Collateral Agent, the Deal Agent, any Managing Agent or any Lender or any of their respective assigns to, or transfer or in any way affect or modify, any obligation or liability of the Borrower with respect to, any of the Collateral or any transaction in connection therewith. None of the Collateral Agent, the Deal Agent, any Managing Agent or any Lender, or their respective assigns, shall be required or obligated in any manner to make any inquiry as to the nature or sufficiency of any payment received by it or the sufficiency of any performance by any party under any such obligation, or to make any payment or present or file any claim, or to take any action to collect or enforce any performance or the payment of any amount thereunder to which any such Person may be entitled at any time.

     SECTION 7.03. Filings; Further Assurances.
                   ---------------------------

     (a) (i) On or prior to the Contract Grant Date corresponding with the Effective Restatement Date, the Borrower shall have caused, at its sole expense, the UCC-1 financing statements, assignments thereof and other items referred to in the Closing Lists set forth in Exhibit C hereto as items which are required
                                   ---------
to be filed or recorded on or prior to such Contract

Grant Date, to be so filed or recorded in the appropriate offices, and (ii) within five Business Days after such Contract Grant Date, the Borrower shall cause each of the other UCC-1 financing statements, UCC-2 and UCC-3 amendment and/or termination statements, and other similar items referred to in the Closing List set forth in Exhibit C hereto to be filed or recorded within five
                           ---------
Business Days after such Contract Grant Date, and in each such case shall thereafter promptly cause evidence of such filings to be delivered to the Collateral Agent.

     (b) The Borrower shall, at its sole expense, from time to time prepare, execute and deliver, or cause to be prepared, executed and delivered, all such financing statements, continuation statements, instruments of further assurance and other instruments, in such forms, and shall take such other actions, as shall be required by the Deal Agent or any Managing Agent or as the Deal Agent or any Managing Agent otherwise deems necessary or advisable to perfect the Primary Lien in the Collateral. The Servicer agrees, at its sole expense, to cooperate with and assist the Borrower in taking any such action (whether at the request of the Borrower or the Collateral Agent). Without limiting the foregoing, the Borrower shall from time to time, at its sole expense, execute, file, deliver and record all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance, or other statements, specific assignments or other instruments or documents and take any other action that any of the Servicer, the Deal Agent or any Managing Agent deems necessary or advisable to: (i) Grant more effectively all or any portion of the Collateral; (ii) maintain or preserve the Primary Lien Granted hereunder (and the priority thereof) or carry out more effectively the purposes hereof; (iii) perfect, publish notice of, or protect the validity of any Grant made or to be made pursuant to this Credit Agreement; (iv) enforce any of the Pledged Contracts or any of the other Collateral (including, without limitation, by cooperating with the Collateral Agent, at the expense of the Borrower, in filing and recording such UCC financing statements against such Obligors as the Deal Agent or any Managing Agent shall deem necessary or advisable from time to time); (v) preserve and defend title to any Pledged Contracts on all or any other part of the Collateral, and the rights of the Collateral Agent in such Pledged Contracts or other Collateral, against the claims of all Persons and parties; or (vi) pay any and all taxes levied or assessed upon all or any part of the Collateral. The Borrower hereby designates the Servicer its agent and attorney-in-fact to execute, upon the Borrower's failure to do so, any financing statement, continuation statement or other instrument required pursuant to this
Section  7.03 or  required,  as  indicated  in any Opinion of Counsel  delivered
-------------
pursuant  to the  Closing  List set forth at  Exhibit C hereto to  maintain  the
                                              ---------
Primary Lien and security interests granted hereunder with respect to the Collateral.

     (c) The Borrower shall, on or prior to the date of Grant of any Contracts hereunder, deliver all original copies of the Contract (other than in the case of any Contracts not required to be in the relevant Contract File pursuant to
Section  4.02(v)),  together with related  Contract File, to the  Custodian,  in
----------------
suitable form for transfer by delivery, or accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Deal Agent and each Managing Agent. In the event that the Borrower receives any other instrument or any writing which, in either event, evidences a Pledged Contract or other Collateral, the Borrower shall deliver such instrument or writing to the Custodian on behalf of the Collateral Agent, the Deal Agent and/or the Lenders within two Business Days after the Borrower's receipt thereof, in suitable form for transfer by delivery, or accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Deal Agent and each Managing Agent.

     (d) The Borrower hereby authorizes the Deal Agent, and gives the Collateral Agent its irrevocable power of attorney (which authorization is coupled with an interest and is irrevocable), in the name of the Borrower or otherwise, to execute, deliver, file and record any financing statement, continuation statement, specific assignment or other writing or paper and to take any other action that the Deal Agent in its sole discretion, may deem necessary or appropriate to further perfect the Primary Lien created hereby. The Borrower agrees that a carbon, photographic, photostatic, or other reproduction of this Credit Agreement or of a financing statement is sufficient as a financing statement where permitted by applicable law. Any expenses incurred by the Deal Agent pursuant to the exercise of its rights under this Section 7.03(d) shall be
                                                        ---------------
for the sole account and responsibility of the Borrower, and shall constitute "Carrying Costs" payable by the Borrower hereunder.

     SECTION 7.04. Place of Business; Change of Name. As of the date hereof, the
                   ---------------------------------
chief executive office of the Borrower and principal place of business and the location where the Borrower maintains all Records relating to the Pledged Contract and the other Collateral is listed at Section 4.01(k). The Borrower
                                                 ----------------
will not (a) change its principal place of business or chief executive office from the location listed in such Section 4.01(k), (b) change its name, identity
                                 ---------------
or corporate structure or (c) change the location of its Records relating to the Collateral from the location listed in such Section 4.01(k), unless in any such
                                            --------------
event the Borrower shall have given the Deal Agent and each Managing Agent at least thirty (30) days' prior written notice thereof and shall have taken all action necessary or reasonably requested by the Deal Agent and each Managing Agent to amend its existing financing statements and continuation statements so that they are not misleading and to file additional financing statements in all applicable jurisdictions to perfect the Primary Lien of the Collateral Agent on behalf of itself, the Deal Agent and the Lenders in all of the Collateral.

     SECTION 7.05.  Lock-Box  Accounts.  The Borrower has  established and shall
                    ------------------
maintain a system of operations, accounts and instructions with respect to the Obligors and Lock-Box Accounts at the Lock-Box Banks as described in Sections
                                                                        --------
4.01(l),  5.01(g),  5.01(t) and 5.02(d),  and shall  establish  and maintain the
-------   -------   -------     -------
Collection  Account  as  provided  in Section  7.06.  Pursuant  to the  Lock-Box
                                      -------------
Agreement to which it is party, each Lock-Box Bank shall be irrevocably instructed to initiate an electronic transfer of all funds on deposit in the relevant Lock-Box Account to the Collection Account on the Business Day on which such funds become available. None of FCI, FAC or the Borrower, nor any Person claiming by, through or under FCI, FAC or the Borrower, shall have any control over the use of, or any right to withdraw any item or amount from, any Lock-Box Account or the Collection Account, except in the case of FAC acting in its capacity as the Servicer, to the extent expressly provided in the Lock-Box Agreements or the Collection Account Agreement, respectively. The Deal Agent on behalf of the Lenders is hereby irrevocably authorized and empowered, as the Borrower's attorney-in-fact, to endorse any item deposited in a Post Office Box, or presented for deposit in any Lock-Box Account or the Collection Account, requiring the endorsement of the Borrower, which authorization is coupled with an interest and is irrevocable.

     SECTION 7.06. Collection Account.
                   ------------------

     (a) On or prior to the Effective Restatement Date, the Borrower shall establish and maintain, or cause to be established and maintained, for the sole and exclusive benefit of the Deal Agent on behalf of the Collateral Agent, the Deal Agent and the Lenders, and their respective assigns, a cash collateral account (the "Collection Account"). The Collection Account shall be a special
              -------------------
purpose segregated account, designated as the "Fairfield Deal Agent Collection Account", maintained either (x) with Fleet or a Depository Institution which is an Eligible Depository Institution, or (y) in a segregated trust account in the trust department of a Depository Institution, and shall be under the sole dominion and control of, and in the name of, the Deal Agent, acting on behalf of itself, the Collateral Agent and the Lenders. In the event that the Collection Account Bank ceases to satisfy the requirements set forth in clause (x) above, and such funds therein are not immediately thereafter transferred to a segregated trust account as provided in clause (y) above, the Deal Agent shall be entitled to terminate the Collection Account and the related Collection Account Agreement, and transfer all funds and investments held therein to a new Collection Account at an Eligible Depository Institution, subject to a new
Collection  Account  Agreement in form and  substance  satisfactory  to the Deal
Agent.

          (i) All funds held in the Collection Account, including investment earnings thereon, may be invested in Permitted Investments at the direction of the Servicer; provided, however, that the Deal Agent shall have the sole
                      --------  -------
     right, upon written notice to the Collection Account Bank, to restrict the maturities of any Permitted Investments held in the Collection Account and to direct the withdrawal or liquidation of any such Permitted Investments, to be used solely for the purposes and in the order of priority set forth at Section 7.06(d).
        ---------------

          (ii) The taxpayer identification number associated with the Collection Account shall be that of the Borrower and the Borrower will report for federal, state and local income tax purposes the income, if any, earned on funds in the Collection Account.

          (iii) The Deal Agent shall have the sole and exclusive right to withdraw or order a transfer of funds from the Collection Account, in all events in accordance with the terms and provisions of this Section 7.06 and
                                                                ------------
     the  information  most  recently  delivered  to the Deal Agent  pursuant to
     Section 6.01; provided, however, that the Deal Agent shall, pursuant to the
     ------------  --------  -------
     terms of the Collection Account Agreement, and absent further instructions to the Collection Account Bank to the contrary from the Deal Agent (which instructions the Deal Agent may give at any time), permit the Servicer to make withdrawals or order transfers of funds from the Collection Account, in all events in accordance with the provisions of this Section 7.06 and
                                                                ------------
     the  information  most  recently  delivered  pursuant to Section  6.01.  In
                                                              -------------
     addition, notwithstanding anything in the foregoing to the contrary, the Servicer shall be entitled on a daily basis (absent further instructions to the Collection Account Bank to the contrary from the Deal Agent (which instructions the Deal Agent may give at any time)) to direct the Collection Account Bank to make withdrawals or order transfers of funds from the Collection Account, to the extent such funds either (A) have been mistakenly deposited into the Collection Account (including, without limitation, funds representing Assessments or dues payable by Obligors to property owners' associations or other entities), or (B) relate to items subsequently returned for insufficient funds or as a result of stop payments. In the case of any withdrawal or transfer pursuant to the foregoing sentence, the Servicer shall provide the Deal Agent with notice of such withdrawal or transfer, together with reasonable supporting details, on the next Settlement Report to be delivered by the Servicer following the date of such withdrawal or transfer (or in such earlier written notice as may be requested by the Deal Agent from the Servicer from time to time). Notwithstanding anything herein to the contrary, the Deal Agent shall be entitled on a daily basis to direct the Collection Account Bank to make withdrawals or order transfers of funds from the Collection Account, in the amount of all reasonable and appropriate out-of-pocket costs and expenses incurred by the Deal Agent in connection with any misdirected funds described in clause (A) of the second foregoing sentence, which costs and expenses shall constitute Obligations hereunder.

     (b) Application Prior to Liquidation Trigger Date. All funds in the Collection Account shall be held in trust for the benefit of the Collateral Agent, the Deal Agent, the Managing Agents and the Lenders and, except as otherwise provided in Section 7.06(d) below with respect to all periods from and
                      ---------------
after the Liquidation Trigger Date, shall be used on each day solely for the following purposes and in the following order of priority:

          (i) If such day is a Settlement Date, provided that no Servicer Default shall have occurred and be continuing, to repay to the Servicer the amount of any unpaid Servicer Advances with respect to formerly Delinquent Contracts to the extent identified by the Servicer in the relevant Settlement Report as having been recovered from the relevant Obligor during the most recently concluded Calculation Period and paid into the Collection Account;

          (ii) To pay accrued and unpaid interest on the Loans (including in any such amount, the accrued and unpaid CP Dealer Fee then outstanding) then due and payable and any other Carrying Costs (excluding the Servicing Fee so long as the Servicer is FAC or another Affiliated of FCI) which are then due and payable;

          (iii) To be retained in the Collection Account to the extent of any accrued and unpaid Carrying Costs (excluding the Servicing Fee so long as the Servicer is FAC or another Affiliate of FCI) which are not then due and payable;

          (iv) If such day is a Settlement Date (or in the discretion of the Borrower, on the Business Day immediately preceding such Settlement Date), to make any mandatory repayments of the Loans as required in Section
                                                                         -------
     2.07(b);
     -------

          (v) If such day is a Settlement Date, to remit to the Spread Account to the extent of any Spread Account Shortfall then in effect;

          (vi) If such day is a Settlement Date, to pay any other Obligations which may be due and payable at such time;

          (vii) To pay Servicing Fees which are then due and payable;

          (viii) To make any voluntary  prepayments  of the Loans as provided in
     Section 2.07(a), upon the direction of the Borrower;
     ---------------

          (ix) If such day is a Settlement Date, upon instructions of the Servicer, to be remitted to the Borrower for any purposes not otherwise prohibited by this Credit Agreement, including, without limitation, (A) the payment of outstanding amounts of accrued interest and principal then due and payable under the Subordinated Note (or the prepayment of outstanding amounts of principal then outstanding under the Subordinated Note), (B) the payment of any Dividend to the extent permitted pursuant to the terms of
     Section 5.02(r) hereof, (C) the payment of any and all tax obligations (and
     ---------------
     imputed tax obligations) then due and payable by the Borrower, and (D) interest on Pledged Contracts which was accrued and unpaid on the Cutoff Date relating thereto, but subsequently deposited into the Collection Account; and

          (x) To be retained in the Collection Account.

Each of the Borrower and the Servicer, in making any request for funds to be withdrawn from the Collection Account (or, in the case of the Servicer, in directing  the  withdrawal  of funds from the  Collection  Account  pursuant  to
Section  7.06(a)  and in  accordance  with the terms of the  Collection  Account
----------------
Agreement), shall certify to each of the Deal Agent and the Collection Account Bank that the funds will be used for one of the purposes described above in this
Section 7.06(b).
---------------

     If, on any Business Day prior to the Liquidation Trigger Date, the funds on deposit in the Collection Account and available for withdrawal under clause (ii)
                                                                     -----------
above are less than the amount of the obligations described in such clause, such available funds shall be allocated in the priority set forth in Section 7.06(c)
                                                                 ---------------
below; if, on any such Business Day, the funds on deposit in the Collection Account and available for withdrawal under clause (iv) or (vi) above are less
                                              -----------    ----
than the amount of the obligations described in such clause, such available funds shall be allocated to the Persons to whom such obligations are owed ratably according to the respective amounts owed.

     (c)  Priority  Among  Carrying  Costs.  On each  Business  Day prior to the
Liquidation Trigger Date, to the extent that the funds on deposit in the Collection Account and available under clause (ii) of Section 7.06(b) are
                                            ------------    ----------------
insufficient to pay all Carrying Costs (excluding the Servicing Fee so long as the Servicer is FAC or another Affiliate of FCI) which are then due and payable, such funds shall be applied to the Carrying Costs (excluding the Servicing Fee so long as the Servicer is FAC or another Affiliate of FCI) in the following order of priority:

          (i) To pay any accrued and unpaid interest on the Loans (including in any such amount, the accrued and unpaid CP Dealer Fee then outstanding) then due and payable and to be retained in the Collection Account to the extent such amount is accrued but not then due and payable;

          (ii) To pay any accrued and unpaid fees owing under the FRSI Fee Letter and the BOCM Fee Letter then due and payable and to be retained in the Collection Account to the extent such amount is accrued but not then due and payable;

          (iii) To pay any accrued and unpaid expenses of the Deal Agent and the Collateral Agent then due and payable and to be retained in the Collection Account to the extent such amount is accrued but not then due and payable;

          (iv) To pay any accrued and unpaid Servicing Fee then due and payable and to be retained in the Collection Account to the extent such amount is accrued but not then due and payable;

          (v) To pay all other Carrying Costs then due and payable (if any), other than the ordinary course expenses of the Borrower and to be retained in the Collection Account to the extent such amount is accrued but not then due and payable; and

          (vi) To pay ordinary course expenses of the Borrower to the extent the same are due or past due.

If, on any such Business Day, the funds on deposit in the Collection Account and available for withdrawal under any of clauses (i) (ii), or (v) above are less
                                         ------- --- ----     ---
than the amount of the due and unpaid obligations described in such clause, such available funds shall be allocated to the Persons to whom such obligations are owed ratably according to the respective amounts owed.

     (d) Application After Liquidation Trigger Date. On each Business Day from and after the Liquidation Trigger Date, notwithstanding anything herein or elsewhere to the contrary, funds shall be withdrawn on any day from the Collection Account solely upon direction of the Deal Agent to be used solely for the following purposes and in the following order of priority:

          (i) To pay any accrued and unpaid Servicing Fee then due and payable (together with any accrued and unpaid additional compensation then due and payable to a Successor Servicer as agreed to between the Deal Agent and the Successor Servicer in accordance with Section 11.02(c)), and to be retained
                                           ----------------
     in the Collection Account to the extent such fee (or such additional compensation) is accrued but not then due and payable (if the Servicer is a Person other than any of FCI, FAC or the Borrower, or any Affiliate of any thereof);

          (ii) To pay any accrued and unpaid fee owing to the Custodian then due and payable, and to be retained in the Collection Account to the extent such fee is accrued but not then due and payable;

          (iii) To pay any accrued and unpaid interest on the Loans (including in any such amount, the accrued and unpaid CP Dealer Fee then outstanding) then due and payable, and to be retained in the Collection Account to the extent such amount is accrued but not then due and payable;

          (iv) To repay the aggregate outstanding principal amount of any Loans then outstanding;

          (v) To pay any accrued and unpaid expenses of the Deal Agent and the Collateral Agent then due and payable, and to be retained in the Collection Account to the extent such amount is accrued but not then due and payable;

          (vi) To pay any accrued and unpaid fees owing under the FRSI Fee Letter and the BOCM Fee Letter then due and payable, and to be retained in the Collection Account to the extent such amount is accrued but not then due and payable;

          (vii) To pay any other accrued and unpaid Obligations in respect of Carrying Costs then due and payable, and to be retained in the Collection Account to the extent such amount is accrued but not then due and payable;

          (viii) To pay any other accrued and unpaid Obligations which have not been paid pursuant to clauses (i) through (vii) above (except in respect of
                           -----------         -----
     Obligations described in clause (ix) below);
                              -----------

          (ix) To pay any other accrued and unpaid Carrying Costs which are due and payable but have not been paid pursuant to clauses (i) through (viii)
                                                     -----------          ------
     above  (except with respect to the Carrying  Costs  described in clause (x)
                                                                      ----------
     below), and to be retained in the Collection Account to the extent such amounts are accrued but not then due and payable;

          (x) To pay any accrued and unpaid Servicing Fee owed to any of FCI, FAC or the Borrower, or any Affiliate of any thereof; and

          (xi) To repay any unpaid Servicer Advances owing to FCI or any of its Affiliates as Servicer; and

          (xii) To be retained in the Collection Account and not subject to withdrawal, transfer or remittance instructions of the Servicer; provided,
                                                                       --------
     however any funds remaining on deposit in the Collection  Account after the
     -------
     later of the Termination Date and the final payment, in full and in cash, of all of the foregoing Obligations, and other obligations, fees and expenses, shall, at the direction of the Deal Agent, be remitted to the Borrower or as otherwise required by law.

If, on any such Business Day, the funds on deposit in the Collection Account and available for withdrawal under any of clauses (iii), (iv), (vi), (vii), (viii),
                                      ------- -----  ----  ----  -----   ------
or (ix)  above  are less  than the  amount  of the due and  payable  obligations
   ----
described in such clause, such available funds shall be allocated to the Persons to whom such obligations are owed ratably according to the respective amounts owed.

     SECTION 7.07. Spread Account.
                   --------------

     (a) (i) On or prior to the Effective Restatement Date, the Borrower shall establish and maintain, or cause to be established and maintained, for the sole and exclusive benefit of the Deal Agent, the Collateral Agent, the Lenders and their respective assigns, a cash collateral account (the "Spread Account"). The
                                                          --------------
Spread Account shall be a special purpose segregated account, designated as the "Fairfield Deal Agent Spread Account", maintained either (A) with Fleet or a Depository Institution which is an Eligible Depository Institution, or (B) in a segregated trust account in the trust department of a Depository Institution, and shall be under the sole dominion and control of, and in the name of, the Deal Agent. In the event that the Spread Account Bank ceases to satisfy the requirements set forth in clause (A) above, and such funds therein are not immediately thereafter transferred to a segregated trust account as provided in clause (B) above, the Deal Agent shall be entitled to terminate the Spread Account and the Spread Account Agreement, and transfer all funds and investments held therein to a new Spread Account at an Eligible Depository Institution, subject to a new Spread Account Agreement in form and substance satisfactory to the Deal Agent.

     (ii) All funds held in the Spread Account, including investment earnings thereon, may be invested in Permitted Investments at the direction of the Servicer; provided, however, that (A) upon written notice from the Deal Agent to
          --------  -------
the Spread Account Bank, the Deal Agent shall have the sole right to restrict the maturities of any Permitted Investments held in the Spread Account, and (B) from and after the date after the Liquidation Trigger Date on any date on which there are no remaining available funds on deposit in the Collection Account, the Deal Agent shall have the sole right to direct the withdrawal or liquidation of any such Permitted Investments to be used solely for the purposes and in the applicable order of priority set forth at Section 7.06(d) hereof.
                                          ---------------

     (b) The Borrower shall cause the Spread Account to be funded, at any time, in the amount of the Spread Account Requirement then in effect.

     (c) The Deal Agent shall have the sole and exclusive right to withdraw or order a transfer of funds from the Spread Account, in all events in accordance with the terms and provisions of Section 7.06 and this Section 7.07, and the
                                   ------------          -------------
information most recently  delivered to the Deal Agent pursuant to Section 6.01;
                                                                   ------------
provided, however, that prior to the occurrence of the Termination Date, on each
--------  -------
Business Day next succeeding a Settlement Date, the Servicer shall instruct the Spread Account Bank to transfer from the Spread Account to the Servicer (or otherwise in accordance with the instructions of the Servicer) an amount of funds held in the Spread Account which shall in no event be greater than the excess (if any) on such Business Day (the "Spread Account Excess") of the then
                                           -----------------------
outstanding balance of available funds held in the Spread Account over the Spread Account Requirement in effect as of the opening of Business on such Business Day (after giving effect to all transactions and fund transfers required to take place hereunder pursuant on the next preceding Settlement
Date). Any amount so transferred shall constitute an additional Servicing Fee paid to the Servicer, and shall not decrease the amount of any Servicing Fee otherwise payable to the Servicer in accordance with Section 9.09. The Servicer,
                                                     ------------
in making any such instructions for the transfer of funds from the Spread Account, shall simultaneously provide each of the Deal Agent and the Spread Account Bank with a certificate of a Servicing Officer as to the existence and size of any Spread Account Excess.

     (d) On each Business Day from and after a Liquidation Trigger Date, the Deal Agent shall have the sole right to direct the Spread Account Bank to withdraw all or any portion of the funds on deposit the Spread Account for transfer to the Collection Account, to be used solely for the purposes and in the applicable order of priority set forth at Section 7.06(d) hereof.
                                              ---------------

     (e) Any funds remaining in the Spread Account after the later of the Termination Date and the final payment, in full and in cash, of all of the Obligations outstanding hereunder shall, at the direction of the Deal Agent, be remitted to the Borrower or as otherwise required by law.

     (f) The taxpayer identification number associated with the Spread Account shall be that of the Borrower and the Borrower will report for federal, state and local income tax purposes the income, if any, earned on funds in the Spread Account.

     SECTION  7.08.  Accounts,  Generally.  Any  deposit  made  into  any of the
                     --------------------
Lock-Box Accounts, the Collection Account or the Spread Account hereunder shall be irrevocable, and shall be held in such account in trust by the Deal Agent hereunder, together with all interest thereon, and applied solely as provided herein.

     SECTION 7.09.   Rights of Obligors and Release of Contract Files.
                     ------------------------------------------------

     (a) Notwithstanding any other provision contained in this Credit Agreement, including the Collateral Agent's remedies pursuant hereto and pursuant to the Collateral Agency Agreement, the rights of any Obligor to any Lot or VOI subject to a Pledged Contract shall, so long as such Obligor is not in default thereunder, be superior to those of the Collateral Agent and the holder of a Lender Note hereunder, and the Collateral Agent and the holder of a Lender Note shall not, so long as such Obligor is not in default thereunder, interfere with such Obligor's use and enjoyment of the Lot or VOI subject thereto.

     (b) If pursuant to the terms of this Credit Agreement, the Collateral Agent shall acquire through foreclosure the Borrower's interest in any portion of the Lot or VOI subject to a Pledged Contract, the Collateral Agent hereby specifically agrees to release or cause to be released any Lot or VOI from any Lien of the Collateral Agent, the Deal Agent, or the Lenders upon the request of the Obligor (including such Obligor's heirs, successors and assigns) to the Pledged Contract, upon completion of all payments and the performance of all the terms and conditions required to be made and performed by such Obligor under such Pledged Contract, and each of the Collateral Agent, the Deal Agent and each of the Lenders hereby consents to any such release by, or at the direction of, the Collateral Agent.

     (c) At such time as an Obligor has paid in full the purchase price or the requisite percentage of the purchase price for deeding pursuant to a Pledged Contract and has otherwise fully discharged all of such Obligor's obligations and responsibilities required to be discharged as a condition to deeding, the Servicer shall notify the Collateral Agent by a certificate substantially in the form attached hereto as Exhibit I (which certificate shall include a statement
                        ---------
to the effect that all amounts received in connection with such payment have been deposited in the Collection Account) of a Servicing Officer and shall request delivery to it from the Custodian of the related Contract Files. Upon receipt of such certificate and request or at such earlier time as is required by applicable law, the Collateral Agent (i) shall be deemed, without the necessity of taking any action, to have approved release by the Custodian of the Contract Files to the Servicer (in all cases in accordance with the provisions of the Custodial Agreement), (ii) shall be deemed to approve the release by the Nominee of the related deed of title, and any documents and records maintained in connection therewith, to the Obligor as provided in the Title Clearing Agreement, provided that title to the VOI or Lot has not already been deeded to the Obligor, and/or (iii) shall execute such documents and instruments of transfer and assignment and take such other action as is necessary to release its interest in the VOI or Lot subject to deeding (in the case of any Pledged Contract which has been paid in full). If a deed has been delivered to an Obligor and such Obligor's obligations and responsibilities are not fully discharged, the Servicer shall cause such Obligor to execute a Mortgage in favor of FCI encumbering the related VOI or Lot, each of FCI, FAC and the Borrower shall cause such Mortgage to be promptly collaterally assigned to the Collateral Agent pursuant to one or more Assignments of Mortgage (each such Mortgage constituting additional Collateral granted by the Borrower hereunder), and the Servicer shall, promptly following the execution of each such Assignment of Mortgage cause each such Assignment of Mortgage to be recorded in all proper offices; provided that no such Assignment of Mortgage shall be required to be filed with respect to VOIs or Lots located in Developments in the State of Florida. The Servicer shall cause each Contract File or any document therein so released which relates to a Pledged Contract for which the Obligor's obligations have not been fully discharged to be returned to the Custodian for the sole benefit of the Collateral Agent when the need therefor by the Servicer no longer exists.

     SECTION 7.10.  Recordation of Assignments.  The Servicer shall, on or prior
                    --------------------------
to each Contract Grant Date, cause to be recorded in the proper offices all Assignments of Mortgages relating to Mortgages Granted to the Collateral Agent on such date, to the extent that the related VOIs or Lots are located in Developments in any State other than Florida.

     SECTION 7.11.  Releases.
                    --------

     (a) Subject to Section 7.11(d), the Borrower shall, prior to the occurrence
                    ---------------
of a Liquidation Trigger Date

          (i) cause the release of any Pledged Contract from the Primary Lien of this Credit Agreement by making all of the payments and allocations required to be made under Section 7.06(b) on the first Settlement Date (the
                               ---------------
     "Notice  Settlement Date") occurring after the Borrower or the Servicer has
      -----------------------
     become aware, or has received written notice from the Deal Agent, of any uncured breach with respect to such Pledged Contract of a representation or warranty of the Borrower in any of Sections 4.01(y), 4.02 or 4.03 or which
                                        ----------------   ----    ----
     becomes a Canceled Contract pursuant to clause (c) of the definition of Canceled Contract (each such Pledged Contract, a "Defective Contract" and
                                                        -------------------
     each such date on which a release  occurs,  a "Defective  Contract  Release
                                                    ----------------------------
     Date"); and
     ----

          (ii) cause either of FAC or FCI to, simultaneously with such release, satisfy its corresponding repurchase obligations under the Receivables Purchase Agreement in respect of such Defective Contract;

provided,  that all of the  payments and  allocations  required to be made under
--------
Section  7.06(b)  on a Notice  Settlement  Date  shall be made on the basis of a
----------------
Borrowing Base calculation which gives effect to the status of all Pledged Contracts which became "Defective Contracts" prior to such Notice Settlement Date; provided, however, that with respect to any Pledged Contract incorrectly
      --------   -------
described on the Contract Schedule only with respect to its Principal Balance as of the initial Cut-Off Date, which the Borrower would otherwise be required to effect the release of pursuant to this Section 7.11(a), the Borrower may, in
                                       ----------------
lieu of effecting the release of such Pledged Contract, deposit in the Collection Account on the Business Day next preceding the relevant

Notice Settlement Date, cash in an amount sufficient to cure such deficiency or discrepancy. The following defects with respect to documents in any Contract File, to the extent they do not impair the validity or enforceability of the subject document under applicable law, shall not be deemed to constitute a breach of the representations and warranties contained in Section 4.02:
                                                                  -------------
misspellings of or omissions of initials in names; name changes from divorce or marriage; discrepancies as to payment dates in a Contract of no more than 30 days; discrepancies as to Payments of no more than $5.00; discrepancies as to origination dates of not more than 30 days; inclusion of additional parties other than the primary Obligor not listed in the Servicer's records or in the Contract Schedule and non-substantive typographical errors and other non-substantive minor errors of a clerical or administrative nature.

     (b)  Subject to Section  7.11(d),  in the event that any  Pledged  Contract
                     ----------------
becomes a Defaulted Contract at any time after the Contract Grant Date for such Contract, the Borrower shall, prior to the occurrence of the Liquidation Trigger Date, on the first Settlement Date on which such Pledged Contract constitutes a Defaulted Contract, cause such Defaulted Contract to be released from the Primary Lien of this Credit Agreement by making all of the payments and allocations required to be made under Section 7.06(b) on such Settlement Date (a
                                      ---------------
"Defaulted  Contract  Release  Date");  provided,  that all of the  payments and
 ----------------------------------     --------
allocations  required to be made under Section  7.06(b) on such  Settlement Date
                                       ----------------
shall be made on the basis of a Borrowing Base calculation which gives effect to the status of all Pledged Contracts which became "Defaulted Contracts" prior to such Settlement Date.

     (c) Subject to Section 7.11(d),  in the event that, as of any Determination
                    ---------------
Date,

          (i) the Excess Concentration Reserve is greater than zero, prior to the occurrence of the Liquidation Trigger Date, the Borrower shall (A) prior to the next succeeding Settlement Date, identify (by reference to the Contract Schedule) or cause the Servicer to identify to the Collateral Agent, in writing, Pledged Contracts of a type or types the inclusion of which in the Contract Pool has given rise to the existence of such Excess Concentration Reserve (which Contracts shall consist of Pledged Contracts which are identified by the Borrower on a basis which is not adverse to any of the Collateral Agent, the Deal Agent or any of the Lenders, and in an aggregate Principal Balance approximately equal to (but not greater than) the amount of such Excess Concentration Reserve (collectively, the "Overconcentration Contracts"), and (B) cause such Overconcentration
      -----------------------------
     Contracts to be released from the Primary Lien of this Credit Agreement by making all of the payments and allocations required to be made under
     Section  7.06(b) on such Settlement  Date (an  "Overconcentration  Contract
     ----------------                                ---------------------------
     Release Date"); provided, that all of the payments and allocations required
     ------------    --------
     to be made under Section  7.06(b) on such  Settlement Date shall be made on
                      ----------------
     the basis of a Borrowing Base calculation which gives effect to the subtraction of the Excess Concentration Reserve from the Borrowing Base on the Settlement Date; or

          (ii) prior to the occurrence of an Event of Default, Borrower identifies Pledged Contracts (on a basis which is not adverse to any of the Collateral Agent, the Deal Agent or any of the Lenders) the release of which from the Contract Pool will not result in a Borrowing Base Shortfall, O/C Shortfall or Spread Account Shortfall (the "Excess Collateral
     Contracts"),  such  Excess  Collateral  Contracts  shall be released on the

     Settlement Date next succeeding such Determination Date (an "Excess Contract Release Date") from the Primary Lien of the Credit Agreement in accordance with Section 7.03(e) below; provided that all of the payments
                      ----------------         --------
     and  allocations  required  to  be  made  under  Section  7.06(b)  on  such
                                                      ----------------
     Settlement Date shall be made on the basis of a Borrowing Base calculation which gives effect to the removal of the Excess Collateral Contracts from the Borrowing Base on the Settlement Date.

     (d) Promptly after the occurrence of a Settlement Date constituting a Defective Contract Release Date, a Defaulted Contract Release Date, an Overconcentration Contract Release Date or an Excess Collateral Contract Release Date, the Servicer shall delete the relevant Defective Contracts, Defaulted Contracts or Overconcentration Contracts from the Contract Schedule and shall notify the Deal Agent to do the same with respect to the records and any computer files maintained by it; provided, however that in all events it shall
                                  --------   -------
be a condition precedent to the effectiveness of the release of any Pledged Contract pursuant to Section 7.11(a), (b) or (c) that the Borrower shall have
                      ----------------   ---    ---
delivered or caused the Servicer to have delivered to the Deal Agent, on the Business Day next succeeding such Settlement Date a certificate substantially in the form of Exhibit I hereto to the effect that (i) all of the payments and
             ---------
allocations  required to be made under Section 7.06 on such Settlement Date from
                                       ------------
funds on deposit in the Collection Account shall have been made to the appropriate Persons, in full and in cash; and (ii) after giving effect to all of the payments and allocations required to be made under Section 7.06 on such
                                                            ------------
Settlement Date, there is no Borrowing Base Shortfall, O/C Shortfall or Spread Account Shortfall in existence. In connection with the release of a Defective Contract, Defaulted Contract, an Overconcentration Contract or an Excess Collateral Contract and the related Collateral hereunder, the Collateral Agent hereby appoints the Servicer as its agent and attorney-in-fact (which appointment shall be evidenced by a recorded power of attorney in the form attached hereto as Exhibit J, which pursuant to its terms is revocable at the
                    ---------
option of the Collateral Agent upon written notice to the Servicer) to execute all documents necessary to evidence such release.

     (e) In connection with each release  pursuant to Section  7.11(a),  (b), or
                                                      ----------------   ---
(c), and upon the satisfaction of the conditions  precedent set forth in Section
---                                                                      -------
7.11(d),  the Collateral Agent shall automatically and without further action be
-------
deemed to consent to the transfer and assignment by Borrower to Servicer, without recourse, representation or warranty, of all the right, title and interest of Borrower in and to any Defective Contract, Defaulted Contract, Overconcentration Contract, Excess Collateral Contract or any other Collateral released pursuant to the terms thereof (including the interest in the underlying VOI or Lot), and all monies thereafter due or to become due with respect thereto, and all proceeds thereof and following such transfer and assignment by Borrower, Collateral Agent shall be deemed to have such interest in the released Collateral as is set forth in the Collateral Agency Agreement. The Collateral Agent shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the Borrower to effect the conveyance of such released Collateral pursuant to this subsection.

     (f) The obligation of the Borrower to effect the release of any Defective Contract shall constitute the sole remedy hereunder in respect of any breach of the representations and warranties set forth in Sections 4.01(y), 4.02, or 4.03
                                                ----------------   ----     ----
available hereunder to the Collateral Agent on behalf of itself, the Deal Agent, the Managing Agents and the Lenders;

provided,  however, that this provision shall not limit in any way any rights of
--------   -------
any of the Collateral  Agent,  the Deal Agent,  the Managing Agent or any Lender
(i) arising  under  Article XI, (ii) against any Person other than the Borrower,
                    ----------
or (iii) in respect of any decrease in the Borrowing Base as a result of a Pledged Contract becoming a Defective Contract.

     (g) In the event the Deal Agent and the Managing Agents approve the sale of Pledged Contracts pursuant to Section 5.02(a), Collateral Agent shall,
                                   ----------------
simultaneously with the consummation of such sale, execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the Borrower, the Deal Agent or any Managing Agent to effect the conveyance of such Collateral to the purchaser thereof free and clear of the Primary Lien; provided however, that the proceeds of any such sale shall be applied in accordance with Section 7.06 hereof.
                              ------------

     SECTION 7.12. Remarketing Obligations.
                   -----------------------

     (a) FCI's  Obligations.  In the event that either (x) the Borrower fails to
         ------------------
effect, within one Business Day after a Settlement Date prior to which the Borrower or the Servicer has become aware (or otherwise received written notice) that any Pledged Contract has become a Defective Contract or a Defaulted Contract, the release of such Pledged Contract from the Primary Lien of this Credit Agreement pursuant to the terms of any of Sections 7.01(a), (b), and (c),
                                                 ----------------  ---      ---
and Section 7.01(d), or (y) a Contract becomes a Defaulted Contract, a Defective
    ---------------
Contract or an Overconcentration Contract at any time after the earlier of (1) the Liquidation Trigger Date, or (2) the Termination Date if either a Borrowing Base Shortfall, O/C Shortfall or a Spread Account Shortfall is in existence (based upon the Settlement Report prepared for the most recently ended Calculation Period):

          (i) the Servicer shall, to the extent permitted by the terms of the applicable Contract, at the sole cost and expense of the Servicer, enforce the Borrower's rights and remedies against, and realize upon and obtain on behalf of the Borrower, subject in all events to the Primary Lien, all of the relevant Obligor's right, title and interest in, to and under the related VOI or Lot (including, without limitation, such Obligor's right to possess the related VOI or Lot) without any legal or judicial process (except to the extent otherwise required by applicable law or pursuant to the terms of such Contract),

          (ii) FCI shall exercise its best efforts, at its sole cost and expense, to (A) assist the Servicer in the performance of its obligations described under clause (i) above, and (B) remarket the VOI or Lot relating to such Defective Contract or Defaulted Contract pursuant to the terms and conditions of the Remarketing Agreement, and

          (iii) the Collateral Agent hereby agrees to submit such VOI or Lot to the remarketing procedures described in the Remarketing Agreement, and, at the sole cost and expense of FCI, to take any and all other reasonable actions as may be reasonably requested by FCI under the terms of the Remarketing Agreement in order to facilitate the remarketing of such VOI or Lot.

     (b) Effect on Other Provisions of this Agreement.  Each Remarketed Contract
         --------------------------------------------
transferred pursuant to the Remarketing Agreement by FCI and FAC to the Borrower, and

Granted pursuant to the Remarketing Agreement by the Borrower to the Collateral Agent for the benefit of itself, the Deal Agent and the Lenders shall be a "Pledged Contract", and shall therefore constitute part of the "Contract Pool" for purposes of this Credit Agreement and the other Facility Documents and each reference to Pledged Contracts transferred "under the Receivables Purchase Agreement" or Granted hereunder (or words of similar effect) shall include Remarketed Contracts so transferred or Granted pursuant to the Remarketing Agreement; provided that the effect of the foregoing clause is specifically
            --------
qualified to the extent specifically set forth below:

          (i) The Eligible Contract Pool Principal Balance shall be determined without giving effect to the existence of Remarketed Contracts. For purposes of determining whether or not a Remarketed Contract constitutes an "Eligible Contract" for any other purposes of this Credit Agreement (including, by way of example and not limitation, in order to determine whether or not the representation set forth in Section 4.02(a) has been
                                                      ----------------
     breached with respect to a Remarketed Contract), the definition of Eligible Contract shall be deemed not to include clauses (f) or (u) thereof.

          (ii) For the purposes of this Credit Agreement, the applicable "Cut-Off Date" of a Remarketed Contract shall be the date of such Contract's origination by FCI.

In addition, promptly after the Grant of any Remarketed Contract to the Collateral Agent pursuant to the terms of the Remarketing Agreement, the Servicer shall add such Remarketed Contract to the Contract Schedule and shall notify the Collateral Agent to do the same with respect to the records and any computer file maintained by it.

                                  ARTICLE VIII

                                   THE AGENTS
                                   ----------

     SECTION 8.01. Authorization and Action.
                   ------------------------

     (a) Each of the Lenders and Managing Agents hereby appoints and authorizes the Deal Agent to take such action as agent on its behalf and to exercise such powers under this Credit Agreement as are delegated to the Deal Agent by the terms hereof, together with such powers as are reasonably incidental thereto.

     (b) Each Lender hereby accepts the appointment of and authorizes the Managing Agent for its respective Lender Group to take such action as Managing Agent on its behalf to and to exercise such powers as are delegated to such Managing Agent by the terms hereof, together with such powers as are reasonably incidental thereto. In furtherance, and without limiting the generality, of the foregoing, each Lender hereby appoints the related Managing Agent as its agent to execute and deliver all further instruments and documents, and agrees to take all further action that the related Managing Agent may deem necessary or appropriate or that a Lender may reasonably request in order to perfect, protect or more fully evidence its rights hereunder, or to enable it to exercise or enforce any of its rights hereunder or under its Loans or Lender Notes, and such other instruments or notices, as may be necessary or appropriate for the purposes stated hereinabove. No Managing Agent shall be required to take any action which exposes it to personal liability or which is contrary to this Credit Agreement or applicable law. Each Managing Agent agrees to give to each Lender in its Lender Group prompt notice of each notice given to it or by it pursuant to the terms of this Credit Agreement.

     SECTION 8.02.  Agent's Reliance,  Etc. Neither (a) the Deal Agent or any of
                    -----------------------
its directors, officers, agents or employees nor (b) any Managing Agent or any of their directors, officers, agents or employees, shall be liable for any action taken or omitted to be taken by it or them as Deal Agent or Managing Agent under or in connection with this Credit Agreement (including, without limitation, any action taken or omitted to be taken by it or them if the Deal Agent is designated as Servicer pursuant to Section 11.02) or any other
                                                  --------------
agreement executed pursuant hereto, except for its or their own negligence or willful malfeasance or misfeasance. Without limiting the foregoing, the Deal Agent and each Managing Agent: (i) may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation to any Person and shall not be responsible to any other Person for any statements, warranties or representations made in or in connection with this Credit Agreement or in connection with any of the other agreements executed pursuant hereto; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Credit Agreement on the part of the Borrower or to inspect the property (including the books and records) of the Borrower; (iv) shall not be responsible to any Lender or
Managing Agent or any other Person for the due execution, legality, validity, enforceability, genuineness or sufficiency of value of this Credit Agreement or any other agreement, instrument or document furnished pursuant hereto; and (v) shall incur no liability under or in respect of this Credit Agreement or any other agreement executed pursuant hereto, by acting upon any notice (including notice by telephone with respect to notices under Section 2.03), consent,
                                                       -------------
certificate or other instrument or writing (which may be by telex or facsimile) believed by it to be genuine and signed or sent by the proper party or parties.

     SECTION 8.03. Agent and Affiliates.
                   --------------------

     (a) With respect to any interests which may be assigned by EagleFunding to FRSI pursuant to Section 14.04, FRSI shall have the same rights and powers under
                 -------------
this Credit Agreement as would EagleFunding if it were holding such interests and may exercise the same as though FRSI were not the Deal Agent. FRSI and its Affiliates may generally engage in any kind of business with the Borrower, any Originator or any Obligor, any of their respective Affiliates and any Person who may do business with or own securities of the Borrower, any Originator or any Obligor or any of their respective Affiliates, all as if FRSI were not the Deal Agent and without any duty to account therefor to the Borrower, any Originator, any Obligor, any Lender or any Liquidity Provider.

     (b) Each Managing Agent and its Affiliates may generally engage in any kind of business with the Borrower, the Servicer, any Originator or Obligor, any of their respective Affiliates and any Person who may do business with or own securities of the Servicer, any Originator or Obligor or any of their respective Affiliates, all as if such Managing Agent were not a Managing Agent and without any duty to account therefor to the any Originator or Obligor, the Borrower, or the Servicer.

     SECTION 8.04.  Resignation of the Deal Agent.  The Deal Agent may resign as
                    -----------------------------
Deal Agent hereunder at any time by giving not less than five (5) Business Days' prior written notice to each Managing Agent, the Borrower, the Servicer and the Custodian, such resignation to be effective on the earlier of (i) the appointment and acceptance of a successor Deal Agent as provided below and (ii) the 30th day following delivery of such notice. Upon any such resignation, the Majority Managing Agents shall appoint a financial institution of their choosing as Deal Agent. If a successor Deal Agent shall not have been so appointed prior to the date set forth in (ii) above, the Deal Agent, with the consent of the Borrower (which consent shall not be unreasonably withheld), shall then appoint a successor Deal Agent who shall serve as Deal Agent hereunder or thereunder until such time, if any, as the Majority Managing Agents appoint a successor Deal Agent as provided above. Following the appointment of a successor Deal Agent and such successor Deal Agent's acceptance thereof, such successor Deal Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the resigning Deal Agent as Deal Agent hereunder, and the resigning Deal Agent shall be discharged from its duties and obligations as Deal Agent hereunder. After the Deal Agent's resignation, the provisions of this
Article VIII shall  continue in effect for its benefit in respect of any actions
-------
taken or omitted to be taken by it while it was acting as the Deal Agent.

     SECTION 8.05. Deal Co-Agents.  Notwithstanding anything herein or elsewhere
                   --------------
to the contrary, neither CIBC World Markets Corp. nor BCOM shall have any duties or responsibilities to any Person whatsoever by virtue of its designation as a `Deal Co-Agent' hereunder.

                                   ARTICLE IX

                           SERVICING OF CONTRACT POOL
                           --------------------------

     SECTION 9.01. Responsibility for Contract Administration.
                   ------------------------------------------

     (a) The Servicer shall manage, administer, service and make collections on the Pledged Contracts and perform or cause to be performed all contractual and customary undertakings of the holder of the Contracts to the Obligors, on behalf of the Lenders, the Deal Agent, the Collateral Agent and the Borrower (provided
                                                                        --------
that nothing herein or in any of the other Facility Documents shall constitute, or be deemed to constitute, an acceptance or assumption on the part of any of the Lenders, the Deal Agent or the Collateral Agent of any obligations arising under the Contracts whatsoever, whether in favor of the Obligor thereof or any other Person). Without limiting the generality of the foregoing, but subject to all other provisions hereof, the Servicer may request a power of attorney from the Collateral Agent, and the Collateral Agent shall grant to the Servicer a limited power of attorney in the form of that given FCI by the Nominee under the Title Clearing Agreements (and revocable at any time at the option of the Collateral Agent by telephonic notice to the Servicer), executed and delivered by the Collateral Agent to the Servicer, to execute and deliver and be authorized and empowered by the Collateral Agent to execute and deliver, any and all instruments of satisfaction or cancellation or of partial or full release or discharge and all other comparable instruments with respect to the Contracts, any Mortgages and the VOIs and Lots, but only to the extent deemed useful or necessary by the Servicer.

     (b) The Collateral Agent, at the request of a Servicing Officer, shall furnish the Servicer with any reasonable documents or take any action reasonably requested, which is necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder. FAC is hereby appointed the Servicer until such time as any Servicer Transfer shall be effected under
Article XI.
----------

     SECTION 9.02. Standard of Care. In managing,  administering,  servicing and
                   ----------------
making collections on the Contracts pursuant to this Agreement, the Servicer will exercise that degree of skill and care consistent with Customary Practices and the Credit Standards and Collection Policies.

     SECTION 9.03. Records. The Servicer shall, during the period it is Servicer
                   -------
hereunder, maintain such books of account, computer data files and other Records as will enable the Deal Agent and the Collateral Agent to determine the status of each Pledged Contract and will enable each Pledged Contract to be serviced, in accordance with the terms of this Agreement, by a Successor Servicer following a Service Transfer.

     SECTION 9.04. Inspection.
                   ----------

     (a) Inspection of Servicer. Each of the Borrower, the Deal Agent, each Deal
         ----------------------
Co-Agent, the Collateral Agent, each Lender, each Managing Agent and their respective representatives shall at all times upon reasonable prior notice have full and reasonable access during regular business hours to all offices and Records of the Servicer, and in the event that the Servicer is FAC, of FCI (wheresoever located, including, without limitation, any repository used by the Servicer on the Borrower's behalf, to store the computer tapes constituting the Servicer's Daily Report), as appropriate to verify the Servicer's (and FCI's) compliance with this Agreement, and each of the Borrower, each Lender, each Managing Agent, the Deal Agent, each Deal Co-Agent and the Collateral Agent and their representatives may examine and audit the same, and make photocopies and computer tape replicas thereof, and each of the Servicer and FCI agrees to render to the Borrower, each Lender, each Managing Agent, the Deal Agent, each Deal Co-Agent and the Collateral Agent and their representatives, at the Servicer's or FCI's sole cost and expense, respectively, such clerical and other assistance as may be reasonably requested with regard thereto. The Borrower, each Lender, each Managing Agent, the Deal Agent, each Deal Co-Agent and the Collateral Agent and their respective representatives shall also have the right to discuss the Servicer's and FCI's affairs with the officers of the Servicer and FCI and the Servicer's and FCI's independent accountants and to verify under appropriate procedures the validity, amount, quality, quantity, value and condition of, or any other matter relating to, the Collateral. The number and frequency of any such audits shall be limited to such number and frequency as shall be reasonable in the exercise of the Collateral Agent's reasonable commercial judgment; provided, however, that in no event shall the number and
                      --------   -------
frequency of any such audits exceed (x) in respect of the Deal Agent and the Collateral Agent, prior to the occurrence of an Event of Default, two per year, and after the occurrence of an Event of Default, as determined by the Deal Agent and the Collateral Agent and (y) in respect of the Managing Agents and the Deal Co-Agents, one per year. In the case of the Deal Agent and the Collateral Agent, each such audit shall be at the expense of the Borrower, and in the case of the Managing Agents and the Deal Co-Agents, a maximum of $10,000 for each such audit shall be at the expense of the Borrower (in all cases subject to the Borrower's right under the Receivables Purchase Agreement to recover such expenses from the Seller). In connection with all inspections performed under this Amended and Restated Credit Agreement, the Deal Agent, the Lenders, the Managing Agents, the Deal Co-Agents and the Collateral Agent shall use reasonable efforts to coordinate the staffing and timing of such investigations in order to minimize the cost and expense thereof. Upon the completion of any audit by or on behalf of the Deal Agent, the Deal Agent shall provide copies of the results thereof to each Managing Agent and Deal Co-Agent.

     (b)  Confidential  Information.  Each of the parties hereto agrees that, to
          -------------------------
the extent that any information obtained by any of the Lenders, the Managing Agents, the Deal Agent and the Collateral Agent or any of their respective representatives pursuant to Section 9.04(a) shall be Confidential Information,
                             ---------------
such Person may only disclose such Confidential Information to (i) such Person's and its Affiliates' directors, officers, employees, agents, trustees and professional consultants, (ii) any assignee or participant, or proposed assignee or participant with respect to all or any part of such Person's interests with respect to all or any part of the transactions contemplated hereby and by the other Facility Documents, (iv) any governmental or quasi-governmental authority having jurisdiction over such Person, (v) any rating agency, (vi) any credit enhancer, provider of reinsurance, provider of a letter of credit or provider of liquidity, or prospective credit enhancer, provider of reinsurance, provider of a letter of credit or provider of liquidity with respect to all or any part of the transactions contemplated hereby and by the other Facility Documents, (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (A) in compliance with any law, rule, regulation or order applicable to such Person (B) in response to any subpoena or other legal process, (C) in connection with any litigation to which such Person is or may become a party,
(D) in order to protect such Person's rights, title and interest in and to the Collateral and in the transactions contemplated hereby and by the other Facility Documents, or (E) as required by law or regulation in connection with the sale of securities of any such Person.

     (c) Contract Schedule.  At all times during the term hereof,  promptly upon
         -----------------
the request of the Deal Agent or the Collateral Agent, deliver an updated copy of the Contract Schedule to the Deal Agent or the Collateral Agent, as the case may be.

     SECTION 9.05. Enforcement.
                   -----------

     (a) The Servicer  will,  consistent  with Section 9.02, act with respect to
                                               ------------
the Pledged Contracts in such manner as will maximize the receipt of Collections in respect of such Pledge Contracts.

     (b) The Servicer may sue to enforce or collect upon Pledged Contracts, in its own name, if possible, or as agent for the Borrower. If the Servicer elects to commence a legal proceeding to enforce a Pledged Contract, the act of commencement shall be deemed to be an automatic assignment of the Pledged Contract to the Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Pledged Contract on the grounds that it is not a real party in interest or a holder entitled to enforce the Pledged Contract, the Collateral Agent (or its designee) on behalf of the Borrower shall, at the Servicer's expense, take such steps as the Servicer and the Collateral Agent may mutually agree are necessary to enforce the Pledged Contract, including bringing suit in its name or the name of the Borrower. The Servicer shall provide to the Collateral Agent reasonable security or indemnity against the costs, expenses and liabilities which may be incurred thereby.

     (c) The Servicer, upon obtaining the prior written consent of the Collateral Agent, may grant to the Obligor on any Pledged Contract any rebate, refund or adjustment out of the Collection Account that the Servicer in good faith believes is required as a matter of law; provided that, on any Business Day on which such rebate, refund or adjustment is to be paid hereunder, such rebate, refund or adjustment shall only be paid to the extent of funds otherwise available for distribution from the Collection Account pursuant to Section
                                                                         -------
7.06(b)(x) or the proviso of Section 7.06(d)(xii), as applicable.
----------                   --------------------

     (d) The Servicer will not permit any modification, amendment, waiver, rescission or cancellation of any Pledged Contract by the Obligor, whether for any reason relating to a negative change in the related Obligor's creditworthiness or inability to make any payment under the Pledged Contract or otherwise, without the prior written consent of the Collateral Agent; provided,
                                                                       --------
however, that the following modifications may be made to a Pledged Contract from
-------
time to time: (i) extensions which are Permitted Deferrals, (ii) amendments, entered into in accordance with Customary Practices and Credit Standards and Collections Policies, which do not reduce the amount or extend the maturity of required Payments and (iii) modifications in the applicability of a PAC (which modification will, among other things, result in a change in the relevant Contract Rate).

     SECTION 9.06.  Collateral  Agent to Cooperate.  Upon request of a Servicing
                    ------------------------------
Officer, but subject to all other provisions hereof, the Collateral Agent shall perform such other acts as are reasonably requested by the Servicer (including, without limitation, the execution of documents) and otherwise cooperate with the Servicer upon the reasonable request of the Servicer in enforcement of rights and remedies of each of the Lenders, the Managing Agents, the Collateral Agent and the Deal Agent with respect to Pledged Contracts.

     SECTION  9.07.  Other  Matters  Relating to the  Servicer.  The Servicer is
                     -----------------------------------------
hereby authorized and empowered (a) to make withdrawals from time to time from the Collection Account when specifically permitted pursuant to the terms of
Section 7.06 and the Collection Account  Agreement,  but only to the extent that
------------
the Deal Agent has not otherwise instructed the Collection Account Bank in accordance with the terms hereof and of the Collection Account Agreement, (b) to advise the Deal Agent in connection with the amount of permitted withdrawals from the Collection Account and the Spread Account in accordance with the provisions hereof, (c) to the extent permitted pursuant to the other terms and conditions of this Agreement, to execute and deliver, on behalf of the Borrower, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Pledged Contracts and, after the delinquency of any Pledged Contract and to the extent permitted under and in compliance with applicable law and regulations, to commence enforcement proceedings with respect to such Pledged Contract including, without limitation, the exercise of rights under any power-of-attorney granted in any Pledged Contract and (d) to make any filings, reports, notices, applications, registrations with, and to seek any authorization from the Securities and Exchange Commission and any state securities authority on behalf of the Borrower as may be necessary or advisable to comply with any federal or state securities or reporting requirements laws.

     SECTION 9.08. Servicer Insurance Coverage. The Servicer shall maintain, and
                   ---------------------------
shall cause FCI to maintain, separate errors and omissions coverage insuring the Collateral Agent's, the Deal Agent's and the Lenders' respective risks against loss through errors of the Servicer's, the Borrower's or FCI's officers and employees involved in the servicing of Contracts covering such actions and in an amount no less than $2,000,000 per occurrence and naming the Deal Agent for the benefit of itself, the Collateral Agent and each Lender, as a loss payee. The Servicer shall also maintain, and shall cause FCI to maintain, a separate fidelity bond coverage insuring the Collateral Agent's, the Deal Agent's, and the Lenders' respective risks against losses through wrongdoing of the Servicer's or FCI's officers and employees involved in the servicing of Contracts covering such actions and in an amount no less than $2,000,000 per occurrence and naming the Deal Agent, for the benefit of itself, the Collateral Agent and the Lenders, as an additional loss payee. Each such insurance policy required pursuant to this Section 9.08 shall provide for written notice to the
                           ------------
Deal Agent by the insurer at least 30 days prior to the cancellation of such insurance. Evidence reasonably satisfactory to the Deal Agent and each Managing Agent of all renewals or replacements necessary to maintain such insurance from time to time in force shall be delivered by the Servicer to the Deal Agent and each Managing Agent prior to the expiration date of the then current insurance policy.

     SECTION 9.09.  Servicing  Compensation.  As compensation  for its servicing
                    -----------------------
activities  hereunder,  the  Servicer  shall  be  entitled  to  receive,  on the
Settlement Date next succeeding the end of each Calculation Period (the "Servicing Fee Payment Date"), the servicing fee (the "Servicing Fee") which
 ---------------------------                              --------------
shall be equal to (a) one twelfth the product of 1.00% times the Contract Pool Principal Balance determined as of the end of such Calculation Period plus (b)
                                                                        ----
the Borrower's proportionate share of the fees and expenses payable to the Custodian under the Custodial Agreement.

     SECTION 9.10. Costs and Expenses.
                   ------------------

     (a) The costs and expenses incurred by the Servicer in carrying out its duties hereunder, including without limitation the fees and expenses incurred in connection with the enforcement of Pledged Contracts, shall be paid by the Servicer and the Servicer shall not be entitled to reimbursement hereunder.

     (b) The Servicer agrees to pay all reasonable costs and disbursements in connection with the perfection and maintenance of perfection, as against all third parties, of all of the right, title and interest of each of the Collateral Agent, the Deal Agent and each Lender, in and to the Collateral to the extent that such payments and disbursements are not made by the Borrower in accordance with Section 7.03.
     ------------

     SECTION 9.11.  Servicer  Representations  and  Warranties.  FAC, as initial
                    ------------------------------------------
Servicer, hereby makes, and each Successor Servicer by acceptance of its appointment hereunder shall make, the following representations and warranties,
(1) in the case of the initial Servicer,  as of the Effective  Restatement Date,
(2) in the case of any Successor Servicer, the date of such appointment, and (3) in any case, (x) as of each Contract Grant Date and (y) (other than in the case of the representation set forth in subsection (h) below) on and as of the commencement of each Interest Period occurring hereunder, to each of the Lenders, the Managing Agents, the Collateral Agent and the Deal Agent:

     (a) Due  Incorporation  and Good  Standing.  The Servicer is a corporation,
         --------------------------------------
state banking corporation or national banking association duly organized, validly existing and in good standing under the applicable laws of its jurisdiction of organization or incorporation and has, in all material respects, full corporate power and authority and legal right to own its properties and conduct its business (including the servicing of Contracts) as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under each of the Facility Documents to which it is a party. The Borrower is duly qualified to do business and is in good standing as a foreign corporation, and has obtained all necessary licenses and approvals in each jurisdiction in which the servicing of the Pledged Contracts in accordance with the terms of this Credit Agreement requires such qualification, except where failure to qualify or to obtain such licenses and approvals would not have a Material Adverse Effect.

     (b)  Due  Authorization  and  No  Conflict.  The  execution,  delivery  and
          -------------------------------------
performance by the Servicer of each of the Facility Documents to which it is a party, and the consummation of each of the transactions contemplated hereby and thereby, have in all cases been duly authorized by the Servicer by all necessary corporate action, and do not contravene (i) the Servicer's charter or by-laws,
(ii) any law, rule or regulation applicable to the Servicer, (iii) any contractual restriction contained in any indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note, or other agreement or instrument binding on or affecting the Servicer or its property or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting the Servicer or its property. Each of the Facility Documents to which the Servicer is a party have been duly executed and delivered on behalf of the Servicer.

     (c)  Governmental  and  Other  Consents.  All  approvals,   authorizations,
          ----------------------------------
consents, orders or other actions of, and all registration, qualification, designation, declaration, notice to or filing with, any Person or of any governmental body or official required in connection with the execution and delivery by the Servicer of any of the Facility Documents to which it is a party, the consummation of the transactions contemplated hereby or thereby, the performance of and the compliance with the terms hereof or thereof, have been obtained, except where the failure so to do would not have a Material Adverse Effect.

     (d) Enforceability of Facility Documents. Each of the Facility Documents to
         ------------------------------------
which the Servicer is a party have been duly and validly executed and delivered by the Servicer and constitute the legal, valid and binding obligation of the Servicer enforceable in accordance with their respective terms, except as enforceability may be subject to or limited by Debtor Relief Laws or by general principles of equity (whether considered in a suit at law or in equity).

     (e) No Litigation.  There are no proceedings or investigations  pending or,
         -------------
to the best knowledge of the Servicer, threatened against the Servicer before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Credit Agreement or any of the other Facility Documents, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Credit Agreement or any of the other Facility Documents, (iii) seeking any determination or ruling that would adversely affect the performance by the Servicer of its obligations under this Credit Agreement or any of the other Facility Documents, (iv) seeking any determination or ruling that would adversely affect the validity or enforceability of this Credit Agreement or any of the other

Facility Documents, or (v) seeking any determination or ruling that would, if adversely determined, be reasonably likely to have a Material Adverse Effect.

     (f) Daily Reports and Borrowing Certificates. Each Daily Report, Settlement
         ----------------------------------------
Report, Borrowing Base Certificate and any other report or certificate delivered by the Servicer pursuant to this Credit Agreement shall be true and correct in all material respects as of the date such report or certificate is delivered.

     (g) Servicer Default.  No Servicer Default has occurred and is continuing.
         ----------------

     (h) No Material Adverse Effect. No event or circumstance  having a Material
         --------------------------
Adverse Effect has occurred since the Balance Sheet Date.

The  representations and warranties set forth in this Section 9.11 shall survive
                                                      ------------
the Grant of Pledged Contracts to the Collateral Agent. Upon a discovery by the Borrower, the Servicer or the Collateral Agent of a material breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other such parties and the Deal Agent.

     SECTION  9.12.  Additional  Covenants of the  Servicer.  From the Effective
                     --------------------------------------
Restatement Date until the later of the Termination Date or the Collection Date, unless the Deal Agent shall otherwise consent in writing:

     (a) Change in Payment Instructions to Obligors.  The Servicer shall not add
         ------------------------------------------
or terminate  any bank as a Lock-Box Bank from those listed in Exhibit E or make
                                                               ---------
any change in its instructions to Obligors regarding payments to be made to any Lock-Box Bank, unless the Deal Agent shall have received (i) 30 Business Days' prior notice of such addition, termination or change and (ii) prior to the effective date of such addition, termination or change, (A) executed copies of Lock-Box Agreements executed by each new Lock-Box Bank, the Borrower and the Deal Agent (and, at the option of the Deal Agent, the Servicer) and (B) copies of all agreements and documents signed by either the Borrower or the respective Lock-Box Bank with respect to any new Lock-Box Account.

     (b)  Collections.  If (i) the Servicer shall receive any  Collections,  the
          -----------
Servicer shall hold such Collections in trust for the benefit of the Deal Agent and deposit such Collections into a Lock-Box Account or the Collection Account within one Business Day following Borrower's receipt thereof, and (ii) if any of FAC, FCI or the Borrower receives any Collections, the Servicer shall cause FAC, FCI or the Borrower, as the case may be, to hold such Collections in trust for the benefit of the Deal Agent and deposit such Collections into a Lock-Box Account or the Collection Account within one Business Day following such Person's receipt thereof.

     (c)  Compliance  with  Requirements  of Law. The Servicer shall maintain in
          --------------------------------------
effect all qualifications required under all relevant laws, rules, regulations and orders in order to service each Pledged Contract and shall comply in all material respects with all applicable laws, rules, regulations and orders with respect to it, its business and properties, and the servicing of the Pledged Contracts (including, without limitation, the laws, rules and regulations of each state governing the sale of time share contracts).

     (d)  Protection  of Rights.  The Servicer  shall take no action which would
          ---------------------
impair in any material respect the rights of any of the Collateral Agent, the Deal Agent or any Lender in the Collateral.

     (e) Credit Standards and Collection Policies.  The Servicer shall comply in
         ----------------------------------------
all material respects with the Credit Standards and Collection Policies and Customary Practices in regard to each Pledged Contract.

     (f) Notice to Obligors.  The Servicer shall ensure that the Obligor of each
         ------------------
Contract either

          (i) shall have been instructed, pursuant to the Servicer's routine distribution of a periodic statement to such Obligor next succeeding

               (A) any Contract Grant Date, or

               (B) the day on which a PAC or Credit Card Account ceased to apply to such Contract, in the case of a Pledged Contract formerly subject to a PAC or Credit Card Account,

     but in no event later than the then next succeeding due date for Payment under the related Pledged Contract, to remit Payments thereunder to a Post Office Box for credit to a Lock-Box Account, or directly to a Lock-Box Account, in each case maintained at a Lock-Box Bank pursuant to the terms of a Lock-Box Agreement, or

          (ii) has entered into a PAC or Credit Card Account, pursuant to which a deposit account of such Obligor is made subject to a pre-authorized debit in respect of Payments as they become due and payable, and the Borrower has, and has caused each of the Servicer, a Lock-Box Bank and/or the Collection Account Bank, to take all necessary and appropriate action to ensure that each such pre-authorized debit is credited directly to a Lock-Box Account.

     (g) Relocation of Servicer.  The Servicer  shall give the Deal Agent,  each
         ----------------------
Managing Agent and the Collateral Agent at least 30 days prior written notice of any relocation of any office from which it services Contracts or keeps records concerning the Pledged Contracts or of its principal place of business and chief executive office and whether, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall file such financing statement or amendments as may be necessary to continue the perfection of the Collateral Agent's security interests in the Pledged Contracts, and Related Collateral and the proceeds thereof. The Servicer shall at all times maintain each office from which it services Contracts and its principal place of business and chief executive office within the United States of America.

     (h)  Instruments.  The  Servicer  shall  not  remove  any  portion  of  the
          -----------
Collateral that consists of money or is evidenced by an instrument, certificate or other writing (including any Contract) from the jurisdiction in which it was held at the date the most recent Opinion of Counsel was delivered pursuant to
Section  5.01(j) (or from the  jurisdiction in which it was held
----------------
as described in the Opinion of Counsel delivered at the Effective Restatement Date if no Opinion of Counsel has yet been delivered pursuant to Section
                                                                         -------
5.01(j))  unless the Deal Agent shall have first  received an Opinion of Counsel
-------
to the effect that the Primary Lien created by this Credit Agreement with respect to such property will continue to be maintained after giving effect to such action or actions; provided, however, that each of the Collateral Agent and
                        --------  -------
the Servicer may remove Pledged Contracts from such jurisdiction to the extent necessary to satisfy any requirement of law or court order, in all cases in accordance with the provisions of the Custodial Agreement and Section 5.01(n).
                                                              ---------------

     (i) Contract  Schedule.  The  Servicer  shall  promptly  amend the Contract
         ------------------
Schedule to reflect terms or discrepancies that become known to the Servicer after the Effective Restatement Date.

     (j) Segregation of Collections. The Servicer shall prevent the deposit into
         --------------------------
any of the Lock-Box Accounts, the Collection Account, or the Spread Account of any funds other than Collections in respect of the Pledged Contracts,(provided
                                                                        --------
that this covenant shall not be breached to the extent that items of payment, which are not material in the aggregate, have been mistakenly forwarded by an Obligor directly to any of FCI, FAC or any of their respective Affiliates, or deposited into a lock-box account maintained for the benefit of Fleet under its credit arrangements with FCI and FAC) and, to the extent that any such funds are nevertheless deposited into any of such Lock-Box Accounts, the Collection Account or the Spread Account, promptly segregate such funds and provide for the remittance of such funds to the owner thereof.

     (k) Terminate or Reject  Contracts.  Without  limiting  anything in Section
         ------------------------------                                  -------
5.02(b),  the Servicer shall not terminate or reject any Pledged  Contract prior
-------
to the end of the term of such Contract, whether such rejection or early termination is made pursuant to an equitable cause, statute, regulation, judicial proceeding or other applicable law (including, without limitation,
Section  365 of the  Bankruptcy  Code),  unless  prior  to such  termination  or
---------
rejection, such Pledged Contract and any related Collateral have been released from the Primary Lien (i) pursuant to Section 7.11, or (ii) pursuant to Section
                                      -------------                      -------
7.12  in  connection  with  the  satisfaction  of  the  remarketing  obligations
----
described therein.

     (l) Change in Business or Credit and Collection  Policy. The Servicer shall
         ---------------------------------------------------
not make any change in the Credit Standards and Collection Policies, or deviate from the exercise of Customary Practices, which change or deviation would materially impair the value or collectibility of any Pledged Contract.

     (m) Keeping of Records and Books of Account.  The Servicer  shall  maintain
         ---------------------------------------
and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Pledged Contracts in the event of the destruction or loss of the originals thereof) and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Pledged Contracts (including, without limitation, records adequate to permit the daily identification of all Collections with respect to, and adjustments of amounts payable under, each Pledged Contract).

     SECTION 9.13.  Advances by Servicer.  On or before the close of business on
                    --------------------
the Business Day prior to each Settlement Date and each Interest Payment Date, the Servicer shall deposit in the Collection Account an amount equal to Servicer Advances then due; provided, however, such a Servicer Advance will only be required to be
          --------  -------
deposited by the Servicer if there are insufficient funds in the Collection Account to pay amounts then owing to the Collateral Agent, the Deal Agent, the Managing Agents or the Lenders, upon application of such funds in accordance with payment priorities contained in Sections 7.06(b), (c) and (d) of this
                                         -----------------   ---     ---
Credit Agreement;  and provided further,  the Servicer shall only be required to
                       -------- -------
make such a Servicer Advance if the Servicer in good faith believes that such Servicer Advance, if made, would not be a Nonrecoverable Advance. Servicer Advances, if any, will be for specific Delinquent Contracts which the Servicer identifies.

     SECTION 9.14. FCI and the Servicer.

     (a) Agent for the  Servicer.  The Servicer (to the extent that the Servicer
         -----------------------
is FAC) may, and is hereby authorized to, perform any of its servicing responsibilities through FCI, in its capacity as agent for the Servicer, and FCI shall have all the rights and powers of the Servicer with respect to the Pledged Contracts under this Credit Agreement, but the Servicer shall not thereby be released from any of its obligations under this Credit Agreement. Notwithstanding the performance of any of its obligations hereunder by FCI, the Servicer shall remain obligated and liable to each of the Lenders, the Managing Agents, the Collateral Agent and the Deal Agent, for the servicing of the Pledged Contracts in accordance with the provisions of this Credit Agreement, without any diminution of such obligation or liability by virtue of such performance by FCI. The fees and expenses of FCI in its capacity as agent for the Servicer shall be as agreed between the Servicer and FCI from time to time and none of the Lenders, the Managing Agents, the Collateral Agent or the Deal Agent shall have any responsibility therefor.

     (b)      Guaranty of Servicer Obligations.
              --------------------------------

          (i) FCI hereby irrevocably and unconditionally guarantees to each of the Collateral Agent, the Deal Agent, each Lender and each Managing Agent, the due and punctual performance by FAC of all of its obligations in its capacity as Servicer hereunder (collectively, the "FAC Servicer
                                                                  --------------
     Obligations").
     -----------

          (ii) It shall not be a condition to the accrual of the obligations of FCI hereunder that the Deal Agent or any other Person shall have first made any request of or demand upon or given any notice to FAC or have initiated any action or proceeding against FAC in respect thereof. The Deal Agent may proceed to enforce the obligations of FCI under the foregoing paragraph without first pursuing or exhausting any right or remedy which any of the Collateral Agent, the Deal Agent, the Lenders or the Managing Agents, may have against FAC or any other Person, the Collateral or any other property.

          (iii) FCI  hereby  agrees  that its  obligations  under  this  Section
                                                                         -------
     9.14(b)  shall  be   unconditional,   irrespective  of  (A)  the  validity,
     -------
     enforceability, avoidance, subordination, discharge, or disaffirmance by any Person (including a trustee in bankruptcy) of the FAC Servicer Obligations, any Pledged Contract or any of the other Collateral, (B) the absence of any attempt to collect any Payments from the Obligor related thereto or any guarantor, or to collect the FAC Servicer Obligations from FAC or any other Person, (C) the waiver, consent, extension, forbearance or granting of any indulgence by any of the Collateral

     Agent, the Deal Agent, the Managing Agents or the Lenders, with respect to any provision of any instrument evidencing the FAC Servicer Obligations or any Pledged Contract, (D) any change of the time, manner or place of performance of, or in any other term of any of the FAC Servicer Obligations or any Pledged Contract, including without limitation, any amendment to or modification of any of the Facility Documents, (E) any law, regulation or order of any jurisdiction affecting any term of any of the FAC Servicer
     Obligations, any Pledged Contract, or rights of any of the Collateral Agent, the Deal Agent, the Managing Agents or the Lenders, (F) the failure by any of the Collateral Agent, the Deal Agent, the Managing Agents or the Lenders to take any steps to perfect and maintain perfected its respective interest in any Collateral, (G) any exchange or release of any Collateral or other property in which an interest was acquired pursuant to the Facility Documents, (H) any failure to obtain any authorization or approval from, or to notify or file with, any governmental authority or regulatory body, which authorization, approval, notification or filing was required in connection with the performance of the obligations of FAC or FCI hereunder or (I) any impossibility or impracticability of performance, illegality, force majeure, any act of government, or other circumstances which might constitute a defense available to, or a discharge of, the FAC Servicer Obligations or any of FCI's obligations hereunder, or any other circumstance, event or happening whatsoever whether foreseen or unforeseen and whether similar to or dissimilar to anything referred to above, or (J) any termination of FAC as Servicer, and appointment of a Successor Servicer.

          (iv) FCI hereby waives promptness, diligence, notice of default by FAC, notice of the incurrence of any FAC Servicer Obligations and any other notice with respect to any of the FAC Servicer Obligations and the Facility Documents and any other document related thereto. FCI hereby warrants that its has adequate means to obtain from FAC on a continuing basis, all information concerning the financial condition of FAC and the Collateral, and that it is not relying any of the Collateral Agent, the Deal Agent, the Managing Agents or the Lenders to provide such information either now or in the future.

          (v) FCI further agrees that:

               (A) its  obligations  under  this  Section  9.14(b)  shall not be
                                                  ----------------
          limited by any valuation, estimation or disallowance made in connection with any proceedings involving FAC filed under the Bankruptcy Code (whether pursuant to Section 502 thereof or any other section thereof); and

               (B) neither the Deal Agent nor the Collateral Agent shall be under any obligation to marshal any assets in favor of or against or in payment of any or all of the FAC Servicer Obligations.

          (vi) FCI hereby waives all set-offs and counterclaims and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor and notices of acceptance of or reliance upon this Credit Agreement. FCI's obligations under this Section
                                                                         -------
     9.14(b)  shall not be  limited  if any of the  Collateral  Agent,  the Deal
     -------
     Agent, and Managing Agent or any Lender, is precluded for any reason (including without limitation, the application of the automatic stay under Section 362 of the Bankruptcy Code) from enforcing or exercising any right or remedy with respect to the FAC Servicer Obligations.

          (vii) FCI hereby agrees not to exercise or assert any rights which it may acquire by way of subrogation under this Section 9.14(b), if any,
                                                      ----------------
     unless and until all of the FAC Servicer Obligations shall have been paid and/or performed in full and in cash. If any payment shall be made to FCI on account of any subrogation rights at any time prior to the occurrence of the events described in the preceding sentence, each and every amount so paid will be held in trust for the benefit of the Collateral Agent, the Deal Agent or the Lenders and forthwith be paid to the Deal Agent to be credited and applied to the FAC Servicer Obligations to the extent then unsatisfied, in accordance with the terms of this letter of undertaking or any document delivered in connection therewith.

          (viii) The  agreements of FCI in this Section  9.14(b) shall remain in
                                                ----------------
     full force and effect until all of the FAC Servicer Obligations shall have been performed in full; provided that to the extent that FAC makes a
                                --------
     payment, transfer or deposit to any of the Borrower, the Collateral Agent, the Deal Agent or the Lenders, which payment, transfer or deposit (or any part thereof) is subsequently invalidated, declared to be fraudulent or preferential or set aside and required to be repaid to FAC, its estate, trustee or receiver or any other Person, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such repayment, the agreements of FCI hereunder in respect of such FAC Servicer Obligations or part thereof which had been so repaid, shall be reinstated and continued in full force and effect as of the date such initial payment, transfer or deposit occurred.

          (ix)  FCI  acknowledges  that  (i)  performance  of all  of the  terms contained  in this  Section  9.14(b)  is  necessary,  and (ii)  substantial
                         ----------------
     performance shall not be deemed sufficient performance. In addition, FCI consents to an award of specific performance if sought by the Deal Agent in the event a court of competent jurisdiction determines a breach of any of its obligations hereunder to have occurred.

          (x) In the  event  that,  notwithstanding  anything  in  this  Section
                                                                         -------
     9.14(b) to the contrary,  FCI has the right under  applicable law to revoke
     -------
     its obligations hereunder, this Credit Agreement shall continue in full force and effect until a written revocation executed by FCI, specifically referring to this Section 9.14(b), is received by the Deal Agent at its
                         ----------------
     address for notice set forth herein. Any such revocation shall not affect the rights of any of the Collateral Agent, the Deal Agent or any Lender hereunder with respect to any of the FAC Servicer Obligations (including without limitation any FAC Servicer Obligations which are contingent or unmatured) which arose on or prior to the date on which the above-referenced revocation was received by the Deal Agent.

     (c) Management of  Developments.  FCI hereby covenants and agrees that from
         ---------------------------
the Effective Restatement Date until the later of the Termination Date or the Collection Date, it shall

          (i) with respect to Developments where FCI or any Subsidiary of FCI maintains primary or substantial responsibility for management, administration or other services of a similar nature, whether by way of contract or pursuant to any relevant VOI Regime, do or cause to be done all things necessary to maintain each such Development (including, without limitation, all grounds, waters and improvements thereon) in at least as good condition, repair and working order as would be customary for prudent managers of similar time share properties; and

          (ii) with respect to Developments where FCI or any Subsidiary of FCI does not maintain primary or substantial responsibility for management, administration or other services of a similar nature, do or cause to be done all things which it may accomplish with a reasonable amount of cost or effort, consistent with its relationship (whether contractual or otherwise) with the Person having such primary or substantial responsibility for management, administration or other services), in order to maintain each such Development (including, without limitation, all grounds, waters and improvements thereon) in at least as good condition, repair and working order as would be customary for prudent managers of similar time share properties.

     (d)  Management of FairShare Plus Program.  FCI hereby  covenants that from
          ------------------------------------
the Effective Restatement Date until the later of the Termination Date or the Collection Date, it shall perform all of its duties and responsibilities related to the operation and management of the FairShare Plus Program, as described more fully in the FairShare Plus Agreement.

     SECTION  9.15.  The Servicer not to Resign.  The Servicer  shall not resign
                     --------------------------
from the obligations and duties hereby imposed on it hereunder except upon determination that (i) the performance of its duties hereunder is no longer permissible under applicable law and (ii) there is no reasonable action which can be taken to make the performance of its duties hereunder permissible under applicable law. Any such determination permitting the resignation of the Servicer pursuant to clause (i) hereof shall be evidenced by an Opinion of Counsel to such effect delivered to the Deal Agent and each Managing Agent. No such resignation shall be effective until a Successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with
Section 11.02 hereof.
-------------

     SECTION 9.16.  Merger or Consolidation of, or Assumption of the Obligations
                    ------------------------------------------------------------
of Servicer.  The Servicer  shall not  consolidate  with or merge into any other
-----------
corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

     (a) the corporation formed by such consolidation or into which the Servicer is merged or the Person which acquires by conveyance or transfer the properties and assets of the Servicer substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any state or the District of Columbia and, if the Servicer is not the surviving entity, shall expressly assume by an agreement supplemental hereto, executed and delivered to the Deal Agent and each Managing Agent in form satisfactory to the Deal Agent and each Managing Agent, the performance of every covenant and obligation of the Servicer hereunder;

     (b) the Servicer has delivered to the Deal Agent and each Managing Agent an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental  agreement comply with this Section
                                                                         -------
9.16,  and  all  conditions  precedent  provided  for  herein  relating  to such
----
transaction have been satisfied;

     (c) the Deal Agent and each Managing Agent has expressly approved such merger, consolidation, conveyance or transfer; and

     (d) immediately prior to and after the consummation of such merger, consolidation, conveyance or transfer, no event which, with notice or passage of time or both, would become a Servicer Default under the terms of this Agreement shall have occurred and be continuing.

     SECTION 9.17. Examination of Records. Each of the Borrower and the Servicer
                   ----------------------
shall clearly and unambiguously identify each Pledged Contract in its respective computer or other records to reflect that such Pledged Contract has been Granted to the Collateral Agent pursuant to this Agreement. Each of the Borrower and the Servicer shall, prior to the sale or transfer to a third party of any Contract similar to the Pledged Contracts held in its custody, examine its computer and other records to determine that such Contract is not a Pledged Contract.

                                   ARTICLE X

                           EVENTS OF DEFAULT; REMEDIES

     SECTION  10.01.  Events of  Default.  Each of the  following  events  shall
                      ------------------
constitute a "Event of Default" within the meaning of this Credit Agreement:
              ----------------

     (a) The occurrence of a Servicer Default; or

     (b) The Borrower, the Servicer (if the Servicer is FAC or any Affiliate thereof) or FCI shall fail to make any payment or deposit to be made by it when due hereunder, and, solely in the case of any such payments, or deposits, which do not constitute payments or deposits of principal or interest on the Loans, such failure shall remain unremedied for three Business Days after written notice from the Deal Agent; or

     (c) The Borrower shall fail to perform or observe any other term, covenant or agreement contained in Sections 5.01 or 5.02, which failure described in this
                          -------------    ----
subsection (c) shall remain unremedied for five Business Days after written notice from the Deal Agent; or

     (d) Any representation or warranty made or deemed to be made by the Borrower, or any of its officers or employees, under or in connection with this Credit Agreement, any other Facility Document, any Settlement Report or other information or report delivered pursuant hereto, other than any representation or warranty set forth in any of Sections 4.02 and 4.03 of this Credit Agreement,
                                -------------     ----
shall prove to have been false or incorrect in any material respect when made or deemed to be made; or

     (e) The Borrower shall fail to perform or observe any other term, covenant or agreement contained in this Credit Agreement or in any other Facility Document on its part to be performed or observed and any such failure shall remain unremedied for ten Business Days after written notice from the Deal Agent; or

     (f) The Primary Lien shall for any reason, except in the case of the releases contemplated pursuant to Section 7.11 and 7.12, cease or otherwise fail
                                  ------------     ----
to be a valid and perfected first priority security interest in the Collateral in favor of the Collateral Agent;

     (g) (i) An Insolvency  Event shall occur with respect to the  Borrower;  or
(ii) the Borrower shall take any corporate action to authorize the filing of any such Insolvency Proceeding; or

     (h) As of the close of business on any Settlement Date, there shall exist any (1) Borrowing Base Shortfall, (2) O/C Shortfall or (3) Spread Account Shortfall; or

     (i) The Seller shall cease to own 100% of the issued and outstanding stock of the Borrower, or FCI shall cease to own 100% of the issued and outstanding stock of the Seller; or

     (j) There shall have occurred, since the Effective Restatement Date, a material adverse change in the financial condition of the Borrower or there shall have occurred any event which materially and adversely affects the collectibility of the Pledged Contracts generally or the ability of the Borrower to perform hereunder; or

     (k) Borrower shall become (1) an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or under the control of such an "investment company", (2) a "public utility company" or a "holding company," a "subsidiary company" or an "affiliate" of any public utility company within the meaning of Section 2(a)(5), 2(a)(7), 2(a)(8) or 2(a)(11) of the Public Utility
           --------
Holding Company Act of 1935, or (3) otherwise subject to any other federal or state statute or regulation limiting its ability to incur or pay indebtedness; or

     (l) The Seller shall fail duly to observe and perform any covenant or agreement set forth in the Receivables Purchase Agreement, which failure continues unremedied for a period of 30 days after the earlier of (i) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Borrower, the Servicer or the Deal Agent, as the case may be, or (ii) the date on which the Seller has actual knowledge thereof; or

     (m) Any of the Lenders shall determine that continuation of this Credit Agreement without exercise of remedies under Section 10.02 will impose a
                                                   --------------
material adverse regulatory impact on such Lender; or

     (n) On any Determination Date, the arithmetic average of the Default Percentages for the six most recently concluded Calculation Periods exceeds 1.25%.

     (o) Either (i) the fraction (stated as a percentage) of (A) the sum of the Delinquency Percentages for the three most recently concluded Calculation Periods divided by (B) three exceeds 3.0% or (ii) the fraction (stated as a percentage) of (A) the sum of the

Delinquency Percentages for the twelve most recently concluded Calculation Periods divided by (B) twelve exceeds 2.5%; or

     (p) The fraction (stated as a percentage) of (A) the outstanding Principal Balance at the time of cancellation for all Contracts owned by FCI or any of its Subsidiaries which have become Cancelled Contracts pursuant to clauses (a) or
(b) of such definition divided by (B) the original Principal Balance for all Contracts owned by FCI or any of its Subsidiaries, determined on a quarterly basis (and reported during the subsequent month) beginning with the Calculation Period ending March 31, 1998 for the immediately preceding seven calendar years (except excluding Contracts originated by VB or any VB Subsidiaries prior to January 1, 1998), exceeds 13.5%.

     SECTION  10.02.  Remedies.  (a) During the existence of an Event of Default
                      --------
described Section  10.01(c),  (d), (e), (j), (k), (l), (m), (n), (o) or (p), the
          --------------
Required Managing Agents may, and (b) during the existence of an Event of Default described Section 10.01(a), (b), (f), (g), (h), or (i), any Managing
                    --------------
Agent may, direct each of the Deal Agent and the Collateral Agent on behalf of itself, the Lenders and the Deal Agent to, by written notice to the Borrower, take any or all of the following actions, at the same or different times: (i) declare the Termination Date to have occurred; (ii) declare the Obligations then accrued and unpaid to be immediately due and payable; (iii) pursue any other legal or equitable remedy available under this Credit Agreement or any of the other Facility Documents (including, without limitation, the institution of any equitable proceedings for specific performance of any of the obligations of the Borrower, the Servicer or FCI hereunder or thereunder); (iv) exercise any rights and remedies of a secured party under Article 9 of the UCC or under any other
                                         --------
applicable laws, rules or regulations, which rights and remedies shall be cumulative to those provided for under this Credit Agreement and the other
Facility Documents; (v) obtain from the Custodian such original copies of the Pledged Contracts as it may reasonably request for the purpose of undertaking enforcement against an Obligor; and (vi) record, or cause to be recorded in each relevant jurisdiction any and all Contract Conveyance Documents prepared, executed and delivered in accordance with a Contract Grant Date in recordable form; provided, however, that in the case of any event described in Section
       --------   -------                                                -------
10.01(g) above,  then,  automatically  upon the occurrence of such event without
--------
presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any Lender Note to the contrary notwithstanding, the Obligations then accrued and unpaid shall be immediately due and payable and the Termination Date shall be deemed to have occurred automatically.

     The rights and remedies of a secured party which may be exercised by the Deal Agent or Collateral Agent pursuant to clause (iv) of this Section 10.02
                                                                  --------------
shall include, without limitation, the right to (x) identify and engage a Successor Servicer to act as servicer for the Pledged Contracts in the event of a Servicer Default in accordance with the provisions of Section 11.02, and (y)
                                                         -------------
without notice except as specified below solicit and accept bids for and sell the Collateral or any part thereof in one or more parcels at a public or private sale, at any exchange, broker's board or at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable. Each of the Borrower and the Servicer agrees that, to the extent notice of sale shall be required by law, five Business Days' notice to the Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and that it shall be commercially reasonable for the Collateral Agent to sell the Collateral on an as-is where-is basis, without representation or warranty of any kind. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given and may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

     SECTION 10.03. Optional Preservation of Collateral.
                    -----------------------------------

     (a) If the Obligations then accrued and unpaid have been accelerated following an Event of Default, to the extent permitted by law, the Deal Agent may elect to retain the Collateral intact for the benefit of itself and the Lenders and in such event it shall deposit all funds received with respect to the Collateral in the Collection Account and apply such funds in accordance with the payment priorities set forth in Section 7.06, as if there had not been such
                                     ------------
an acceleration.

     (b) Until the Deal Agent has elected, or has determined not to elect, to retain the Collateral pursuant to this Section 10.03, the Deal Agent shall
                                           --------------
continue to apply all distributions received on such Collateral in accordance with Section 7.06. If the Deal Agent determines to retain the Collateral as
     -------------
provided  in this  Section  10.03,  such  determination  shall be deemed to be a
                   --------------
rescission and annulment (but not a waiver) of the aforementioned Event of Default and its consequences pursuant to Section 10.02, but no such rescission
                                           -------------
and annulment shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

     SECTION 10.04. Restoration of Rights and Remedies. If any of the Collateral
                    ----------------------------------
Agent, the Deal Agent, any Managing Agent or any Lender has instituted any proceeding to enforce any right or remedy under this Credit Agreement and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to such Person, then and in every such case the Borrower, the Servicer, FCI, the Collateral Agent, the Deal Agent, such Managing Agent or such Lender shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of each of the Collateral Agent, the Deal Agent, each Managing Agent or each Lender shall continue as though no such proceeding had been instituted.

     SECTION 10.05.  Waiver of Stay or Extension Laws. Each of FCI, the Borrower
                     --------------------------------
and the Servicer hereby covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Credit Agreement or any of the other Facility Documents to which it is a party; and each of FCI, the Borrower and the Servicer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, on the basis of any such law, hinder, delay or impede the execution of any power herein granted to the Deal Agent and the Collateral Agent, but will suffer and permit the execution of every such power as though no such law had been enacted.

     SECTION 10.06.  Sale of Collateral.
                     ------------------

     (a)  The  power  to  effect  any  sale (a  "Sale")  of any  portion  of the
                                                 ----
Collateral pursuant to Section 10.02 hereof shall not be exhausted by any one or
                       -------------
more Sales as to any portion of such Collateral remaining unsold, but shall continue unimpaired until the entire Collateral shall have been sold or all amounts payable on the Obligations and otherwise under this Agreement with respect thereto shall have been paid, whichever occurs later. The Collateral Agent may from time to time postpone any Sale by public announcement made at the time and place of such Sale.

     (b)  The  Collateral   Agent  shall  execute  and  deliver  an  appropriate
instrument of conveyance transferring its interest in any portion of the Collateral in connection with a Sale thereof. In addition, the Collateral Agent is hereby irrevocably appointed the agent and attorney-in-fact of each of the Borrower and the Servicer to transfer and convey the Borrower's interest in any portion of the Collateral in connection with a Sale thereof, and to take all action necessary to effect such Sale. No purchaser or transferee at such Sale shall be bound to ascertain the Collateral Agent's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

     SECTION  10.07.  Recovery of Judgment.  The Deal Agent's and the Collateral
                      --------------------
Agent's right to seek and recover judgment on the Obligations or otherwise under this Credit Agreement or any of the other Facility Documents shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Credit Agreement. None of the rights or remedies of any of the Collateral Agent, the Deal Agent, any Managing Agent or any Lender hereunder or under any of the other Facility Documents shall be impaired by the recovery of any judgment by any of the Collateral Agent, the Deal Agent, any Managing Agent or any Lender against the Borrower or by the levy of any execution under such judgment upon any portion of the Collateral or upon any of the assets of the Borrower.

                                   ARTICLE XI

                                SERVICER DEFAULTS
                                -----------------

     SECTION 11.01. Servicer Defaults. (a) If any one of the following events (a
                    -----------------
"Servicer Default") shall occur and be continuing:
 ----------------

               (i) any failure by the Servicer to deliver to the Deal Agent or any Managing Agent any information or reports required pursuant to
          Section  6.01(a),  (d), (e) or (f), which  continues  unremedied for a
          ----------------------------------
          period of five  Business  Days  after  such  report is due;  provided,
                                                                       --------
          however, the Servicer shall not be entitled to cure any future failure
          -------
          to deliver any  Servicer's  Daily Report  pursuant to Section  6.01(a)
                                                                ----------------
          after the Servicer shall have received written notice from to the Deal Agent or any Managing Agent to the effect that, in its reasonable good faith judgment and based on information it believes to be reliable, it has determined that the Servicer is no longer able (or, in the future may no longer be able) to discharge its duties effectively under this Credit Agreement or under any of the other Facility Documents to which it is a party; or

               (ii) any failure (i) by the Servicer to deliver any other information to the Deal Agent or any Managing Agent required pursuant to Section 6.01 (including, without limitation, the failure to deliver
             ------------
          any Settlement Report) on or before the date such information or Settlement Report is required to be given or made under the terms of this Credit Agreement, (ii) by the Servicer or FCI to make any payment, transfer or deposit on or before the date such payment, transfer or deposit is required to be made under the terms of this Credit Agreement or any of the other Facility Documents to which it is a party, and, solely in the case of any such payments which do not constitute payments of principal or interest on the Loans, such failure shall remain unremedied for three Business Days after written notice from the Deal Agent or (iii) by the Servicer to give instructions  or  notice  to the  Deal  Agent  or any  Managing  Agent pursuant  to  Article  IX on or before  the date such  instruction  or
                        -----------
          notice is required to be made or given under the terms of this Credit Agreement, and such failure shall remain unremedied for five Business Days; or

               (iii) any failure on the part of (i) the Servicer or FCI duly to observe or perform any other covenants or agreements of the Servicer or FCI set forth in this Credit Agreement or any of the other Facility Documents to which it is a party, or (ii) if the Servicer is FAC, enforce and otherwise pursue any of its rights against FCI under any of the Facility Documents at the direction of the Deal Agent or any Managing Agent from time to time, which failure continues unremedied for a period of ten days after the date on which written notice thereof, requiring the same to be remedied, shall have been given to the Servicer by the Deal Agent, or to the Servicer and the Collateral Agent by any of the Deal Agent, any Managing Agent or any Lender; or the Servicer or FCI shall assign its duties under this Credit Agreement or under any of the other Facility Documents to which it is a party, except as permitted in accordance with the terms of Sections
                                                                        --------
          11.02 and 14.04; or
          -----     -----

               (iv) any representation, warranty or certification made by the Servicer or FCI in this Agreement or any other Facility Document to which it is a party or in any certificate delivered pursuant to this Credit Agreement or any other Facility Document to which it is a party shall prove to have been incorrect in any material respect when made or deemed to be made; or

               (v) (A) An Insolvency Event shall occur with respect to any of the Servicer, the Seller, FAC, FCI, any other Originator, or any other Significant Subsidiary of FCI; or (B) any of the Servicer, the Seller, FAC or FCI, or any other Affiliate of FCI, shall take any corporate action to authorize the filing of any such Insolvency Proceeding;

               (vi) there shall remain in force, undischarged, unsatisfied, unbonded (or not otherwise fully insured) and unstayed, for more than thirty days, whether or not consecutive, any final judgment rendered against FAC (if FAC or any Affiliate of FAC is the Servicer), or against FCI, which, together with any other outstanding final judgments against such Persons which have remained in force, undischarged, unsatisfied, unbonded (or not otherwise fully insured) and unstayed, for more than thirty days, exceed, in aggregate, an amount equal to $1,000,000; or

               (vii) (A) other than in the cases  described  in clauses  (B) and
          (C) below, the Servicer shall fail to pay any principal of or premium or interest on any Debt, if the aggregate principal amount of such Debt is $1,000,000 or more, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other default under any agreement or instrument relating to any such Debt or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof; or (B) if the Servicer is FCI or an Affiliate of FCI, forty-five (45) days shall have elapsed after the occurrence of an "Event of Default" under the Consolidated Credit Agreement (each such agreement, if terminated, being deemed to be in effect in the form existing immediately prior to termination, for purposes of determining the existence of an "Event of Default" under this paragraph), and such "Event of Default" shall not have been cured or waived during such forty-five day period, or Fleet (or its agent) shall have otherwise taken any action to accelerate its indebtedness under either such agreement or pursued any other remedy against any obligor or its assets thereunder; or (C) if the Servicer is FCI or an Affiliate of FCI, the occurrence of an "Event of Default" or an event which with the giving of notice or lapse of time or both would constitute an "Event of Default" under the Pledge and Servicing Agreement for the Interval Ownership and Lot Contract Pay-Through Notes (7.58%) Series 1993-A, issued by Fairfield Funding Corporation; or

               (viii) if the Servicer is FAC or an Affiliate of FAC, FCI, or the Borrower, the occurrence of any Event of Default; or

               (ix) any of the Collateral Agent, the Deal Agent, any Managing Agent or any Lender (A) shall receive notice from the Servicer that the Servicer is no longer able to discharge its duties under this Agreement or (B) shall determine, in their respective reasonable judgment and based upon published reports (including wire services), which they reasonably believe in good faith to be reliable, that the Servicer or, for as long as FAC is the Servicer, FCI has ceased to conduct its business in the ordinary course; or

               (x) the Servicer shall fail to materially comply with the Credit Standards and Collection Policies in the performance of its duties hereunder;

               (xi) the minimum Consolidated Tangible Net Worth shall at any time be less than the sum of (A) $230,000,000 plus (B) on a cumulative basis, 60% of positive Consolidated Net Income for each fiscal quarter beginning with the fiscal quarter ended June 30, 2000, plus (C) 100% of proceeds of any sale by FCI of (x) equity securities issued by FCI, or (y) warrants or subscription rights for equity securities issued by FCI; or

               (xii) the ratio of Consolidated Total Liabilities to Consolidated Tangible Net Worth shall exceed 2.25 to 1 at any time; or

               (xiii) as of the last day of any fiscal quarter, the ratio of Consolidated Earnings Before Interest and Taxes to Consolidated Total Revenue for the period of four consecutive fiscal quarters ended on such date shall be less than 12.5%;

     Then, so long as such Servicer Default shall not have been remedied, the Deal Agent by notice given in writing to the Servicer (a "Servicer
                                                                        --------
     Termination Notice"),  may at the request and shall at the direction of the
     ------------------
     Required Managing Agents, terminate all of the rights and obligations of the Servicer as Servicer under this Agreement (such termination being herein called a "Servicer Transfer"). After receipt by the Servicer of such
                      -----------------
     Termination Notice, all authority and power of the Servicer under this Agreement shall pass to and be vested Successor Servicer appointed pursuant to Section 11.02; and, without limitation, the Deal Agent is hereby
         --------------
     authorized and empowered (upon the failure of the Servicer to cooperate) to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments upon the failure of the Servicer to execute or deliver such documents or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights.

     (b) If at any time Bank One shall (i) cease to be a party to the Consolidated Credit Agreement or (ii) fail to agree to any waiver or amendment to the Consolidated Credit Agreement, then the failure to satisfy any one of the financial covenants set forth in Section 10 of the Consolidated Credit Agreement
                                 ----------
shall be a Servicer Default hereunder, with the same force and effect, as if set forth in this Section 11.01 in its entirety.
              -------------

     (c) The Servicer agrees to cooperate with the Deal Agent and such Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing hereunder, including, without limitation, the transfer to such Successor Servicer of all authority of the Servicer to service the Pledged Contracts provided for under this Agreement, including, without limitation, all authority over any Collections which shall on the date of transfer be held by the Servicer for deposit or withdrawal in a Lock-Box Account or the Collection Account or which shall thereafter be received by the Servicer with respect to the Pledged Contracts, and in assisting the Successor Servicer in enforcing all rights under this Agreement including, without limitation, allowing the Successor Servicer's personnel access to the Servicer's premises for the purpose of collecting payments on the Pledged Contracts made at such premises. The Servicer shall promptly transfer its electronic records relating to the Pledged Contracts to the Successor Servicer in such electronic form as the Successor Servicer may reasonably request and shall promptly transfer to the Successor Servicer all other records, correspondence and documents necessary for the continued servicing of the Pledged Contracts in the manner and at such times as the Successor Servicer shall reasonably request. The Servicer shall allow the Successor Servicer access to the Servicer's officers and employees. To the extent that compliance with this Section 11.01 shall require the Servicer to disclose to the Successor
      --------------
Servicer information of any kind which the Servicer reasonably deems to be confidential, the Successor Servicer shall be required to enter into such customary licensing and confidentiality agreements as the Servicer shall deem necessary to protect its interest and as shall be satisfactory in form and substance to the Successor Servicer. The Servicer hereby consents to the entry against it of an order for preliminary, temporary or permanent injunctive relief by any court of competent jurisdiction, to ensure compliance by the Servicer with the provisions of this paragraph.

     SECTION 11.02. Appointment of Successor.
                    ------------------------

     (a)  Appointment.  On and after the  receipt by the  Servicer of a Servicer
          -----------
Termination  Notice pursuant to Section 11.01,  or any permitted  resignation of
                                -------------
the Servicer  pursuant to Section 9.15,  the Servicer  shall continue to perform
                          ------------
all servicing functions under this Agreement until the date specified in the Servicer Termination Notice or otherwise specified by the Deal Agent in writing or, if no such date is specified in such Servicer Termination Notice, or otherwise specified by the Deal Agent, until a date mutually agreed upon by the Servicer and the Deal Agent. The Deal Agent shall as promptly as possible after the giving of a Termination Notice appoint a successor Servicer (in any case, the "Successor Servicer") and such Successor Servicer shall accept its
      --------------------
appointment by a written assumption in a form acceptable to the Deal Agent. Notwithstanding the foregoing, the Deal Agent shall, if it is unwilling or legally unable so to act, petition a court of competent jurisdiction to appoint any established financial institution having a net worth of not less than $100,000,000 and whose regular business includes the servicing of receivables similar to the Pledged Contracts or if no such institution is available, other consumer finance receivables, as the Successor Servicer hereunder.

     (b) Duties and Obligations of Successor Servicer. Upon its appointment, the
         --------------------------------------------
Successor Servicer shall be the successor in all respects to the Servicer with respect to servicing functions under this Credit Agreement and shall be subject to all the responsibilities and duties relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Credit Agreement to the Servicer shall be deemed to refer to the Successor Servicer.

     (c) Compensation of Successor Servicer. In connection with such appointment
         ----------------------------------
and assumption, the Deal Agent may make such arrangements for the compensation of the Successor Servicer out of Collections as it and such Successor Servicer shall agree.

     (d) Termination of Servicer's Authority. All authority and power granted to
         -----------------------------------
any  Successor  Servicer  under this  Agreement  shall  automatically  cease and terminate  upon  termination of this  Agreement  pursuant to Section 14.04,  and
                                                             -------------
shall pass to and be vested in the Borrower and, without limitation, the Borrower is hereby authorized and empowered to execute and deliver, on behalf of the Successor Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights upon termination of this Agreement. The Successor Servicer shall cooperate with the Borrower in effecting the termination of the responsibilities and rights of the Successor Servicer to conduct servicing on the Pledged Contracts. The Successor Servicer shall transfer its electronic records relating to the Pledged Contracts to the Borrower in such electronic form as the Borrower may reasonably request and shall transfer all other records, correspondence and documents relating to the Pledged Contracts to the
Borrower in the manner and at such times as the Borrower shall reasonably request. To the extent that compliance with this Section 11.02 shall require the
                                                 -------------
Successor Servicer to disclose the information of any kind which the Successor Servicer deems to be confidential, the Borrower shall be required to enter into such customary licensing and confidentiality agreements as the Successor
Servicer shall deem necessary to protect its interests and as shall be reasonably satisfactory in form and substance to the Borrower.

     SECTION  11.03.  Certain  Matters  Affecting  the Successor  Servicer.  The
                      ----------------------------------------------------
Successor Servicer hereunder shall be entitled to the following rights, remedies, and protections in carrying out its duties as Servicer hereunder: (a) the Successor Servicer shall not be liable for any act or omission in carrying out its duties, in the absence of its gross negligence, bad faith or willful misconduct; (b) the Successor Servicer may rely on and be fully protected in acting or refraining from acting in accordance with any resolution, certificate, letter, statement, instrument, opinion, report, notice, request, consent order, appraisal, bond, or other document received by it which it has reason to believe is genuine and signed or presented to it by a proper party; (c) the Successor Servicer may consult with counsel, and any opinion from such counsel (so long as such counsel is not an employee of the Successor Servicer or an Affiliate of the Successor Servicer) shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by the Successor Servicer in good faith in accordance with such opinion; and (d) the Successor Servicer shall not be required to expend or risk its own funds for extraordinary expenses or otherwise incur extraordinary financial liability in the performance of its duties hereunder if it reasonably believes that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it (which assurance shall be deemed to have been given by an unsecured indemnity agreement from an institutional investor having a long term unsecured indebtedness rating of at least A or its equivalent from either of S&P or Moody's or, if rated by Fitch, its equivalent from Fitch). The reference to extraordinary expenses and liabilities in clause (e) of the preceding sentence refers to the out-of-pocket costs and expenses, including any attorneys' fees and expenses, incurred in connection with suits against Obligors for the enforcement of Pledged Contracts pursuant hereto, together with the risk of any liabilities or counterclaims which could be incurred in connection therewith.

                                   ARTICLE XII

                                   INDEMNITIES
                                   -----------

     SECTION 12.01.  Liabilities to Obligors.  No obligation or liability to any
                     -----------------------
Obligor under any of the Pledged Contracts is intended to be assumed by any of the Collateral Agent, the Deal Agent, any Deal Co-Agent (solely in its capacity as Deal Co-Agent), any Managing Agent or any Lender under or as a result of this Credit Agreement, any of the other Facility Documents and the transactions contemplated hereby and thereby, and, to the maximum extent permitted by law, each of the Collateral Agent, the Deal Agent, each Deal Co-Agent (solely in its capacity as Deal Co-Agent), each Managing Agent and each Lender expressly disclaim any such obligation and liability.

     SECTION  12.02.  Tax  Indemnification.  The Borrower  agrees to pay, and to
                      --------------------
indemnify,  defend and hold  harmless  each of the  Collateral  Agent,  the Deal
Agent, each Deal Co-Agent (solely in its capacity as Deal Co-Agent), each Managing Agent and each Lender from any taxes which may at any time be asserted with respect to the Purchase of the Pledged Contracts and the other Transferred Assets by the Borrower, or any Grant of the Collateral to the Collateral Agent, including, without limitation, any sales, transfer, mortgage, gross receipts, general corporation, personal property, privilege or license taxes (but not including any federal, state or other income taxes arising out of distributions in respect of the Loans, other than any such income taxes imposed by a jurisdiction in which the indemnified person is not otherwise subject to tax on its income) and costs, expenses and reasonable counsel fees in defending against the same.

     SECTION  12.03.  Servicer's  Indemnities.  The  Servicer  shall  defend and
                      -----------------------
indemnify each of the Collateral Agent, the Deal Agent, each Deal Co-Agent (solely in its capacity as Deal Co-Agent), each Managing Agent, each Lender, and FAC (if it is no longer the Servicer) and any of their respective successors and permitted assigns, against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation, in respect of any action taken, or failure to take any action by the Servicer (but not by any predecessor Servicer) with respect to this Credit Agreement, any Pledged Contract or any other Facility Document; provided,
                                                                       --------
however,  that if a Successor  Servicer is acting as  Servicer,  such  indemnity
-------
shall apply only in respect of any grossly negligent action taken, or grossly negligent failure to take any action, or reckless disregard of duties hereunder, or bad faith or willful misconduct by such Successor Servicer. This indemnity shall survive any Servicer Transfer (but a Servicer's obligations under this
Section 12.03 shall not relate to any actions of any Successor  Servicer after a
-------------
Servicer Transfer) and any payment of the amount owing under, or any purchased release by the Borrower of any such Pledged Contract.

     SECTION 12.04.  FAC's  Indemnities.  FAC shall defend and indemnify each of
                     ------------------
the Borrower, the Collateral Agent, the Deal Agent, each Deal Co-Agent (solely in its capacity as Deal Co-Agent), each Managing Agent, each Lender and the Servicer (if FAC is no longer the Servicer) against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation, in respect of (a) the breach of any representation, warranty or covenant of FAC made hereunder or any representation, warranty or covenant of FAC made under the Receivables Purchase Agreement (including, without limitation, any indemnification obligation of FAC thereunder) and (b) any action taken, or any failure to take action, by FAC at any time whatsoever with respect to this Credit Agreement, any of the other Facility Documents to which it is a party, or any Pledged Contract.

     SECTION 12.05.  Borrower's  Indemnities.  Without limiting any other rights
                     -----------------------
which any of the Collateral Agent, the Deal Agent, any Deal Co-Agent (solely in its capacity as Deal Co-Agent), any Managing Agent, any Lender or any of their respective successors and assigns (each, an "Indemnified Party") may have
                                                   ------------------
hereunder or under applicable law, the Borrower hereby agrees to defend and indemnify each Indemnified Party from and against any and all costs, expenses, losses, damages, claims and liabilities (including reasonable attorneys' fees) (all of the foregoing being collectively referred to as "Indemnified Amounts")
                                                          --------------------
arising out of or resulting from this Credit Agreement, any Pledged Contract or any other Facility Document, or any transaction contemplated hereby or thereby, or from any action taken, or failure to take any action by the Borrower with respect to this Credit Agreement, any Pledged Contract or any other Facility Document, including, but not limited to, any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation, arising as a result of or otherwise in connection with:

     (a) the failure of the Custodian to maintain in the portion of its files dedicated to Pledged Contracts, all original copies of each such Pledged Contract (other than in the case of any Contracts not required to be in Contract Files pursuant to Section 4.02(v));
                  ---------------

     (b) any breach by the Borrower of any of its representations, warranties, covenants or other obligations under this Credit Agreement or any other Facility Document;

     (c) the failure to vest in the Borrower a first priority perfected ownership interest in the Collateral, free and clear of any Lien (other than the Primary Lien, and, with respect to Collateral other than Pledged Contracts, Permitted Encumbrances), or the failure to vest in the Collateral Agent a first priority perfected security interest in the Collateral for the benefit of itself, the Deal Agent, the Managing Agent and the Lenders, in each case free and clear of any Lien (other than the Primary Lien and, with respect to Collateral other than Pledged Contracts, Permitted Encumbrances);

     (d) the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to perfection of interests in any Collateral, whether at the time of any Contract Grant Date or at any subsequent time;

     (e) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Pledged Contract (including, without limitation, a defense based on such Pledged Contract, this Credit Agreement or any other Facility Document not being a legal, valid and binding obligation of the obligor thereof, enforceable against it in accordance with its terms), or any other claim resulting from the sale or Grant of a Pledged Contract, this Credit Agreement or any other Facility Document;

     (f) any products liability, consumer liability, claim by any third party, or other claim arising out of or in connection with any Lot or VOI which is the subject of any Pledged Contract, this Credit Agreement or any other Facility Document;

     (g) the commingling of Collections at any time with any other funds;

     (h) the Borrower's failure to maintain any Insurance Policy required under this Credit Agreement or any other Facility Document;

     (i) any failure of the Originator, the Seller or the Borrower to perform its duties or obligations in accordance with applicable law;

     (j) any action or omission by the Originator, the Seller or the Borrower, reducing or impairing the rights of the Collateral Agent with respect to any Pledged Contract, or the value of any Pledged Contract (including, without limitation, any cancellation or modification of any Pledged Contract by the Originator, the Seller or the Owner, other than a Permitted Deferral); or

     (k) any investigation, litigation or proceeding related to this Credit Agreement or the use of proceeds of the Loans or in respect of any Pledged Contract;

excluding, however, (i) Indemnified Amounts to the extent resulting from willful
---------  -------
misconduct, bad faith or gross negligence on the part of such Indemnified Party,
(ii) recourse for uncollectible Contracts or (iii) any income or franchise taxes (or any interest, penalties or additions to tax with respect thereto) incurred by such Indemnified Party arising out of or as a result of this Credit Agreement or the interest Granted hereunder in Pledged Contracts.

     SECTION 12.06.  Operation of Indemnities.  Any  indemnification  under this
                     ------------------------
Article XII shall include,  without limitation,  reasonable fees and expenses of
-----------
counsel and expenses of litigation. If the Servicer has made any indemnity payments to any of the Borrower, the Collateral Agent, the Deal Agent, any Deal Co-Agent (solely in its capacity as Deal Co-Agent), any Managing Agent or any Lender pursuant to this Article XII and if any such Indemnified Party thereafter
                        -----------
collects any of such amount from others, each such Indemnified Party shall promptly repay such amounts collected to the Servicer without interest.

                                  ARTICLE XIII

                              THE COLLATERAL AGENT
                              --------------------

     SECTION 13.01.  Authorization  and Action.  Each of the Deal Agent and each
                     -------------------------
Lender and Managing Agent (collectively with their respective successors and assigns, the "Secured Creditors") hereby designates and appoints Fleet as
               ------------------
"Collateral Agent" under this Credit Agreement, the Collateral Agency Agreement and each of the other Facility Documents, and authorizes the Collateral Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to the Collateral Agent by the terms of the Facility Documents, together with such powers as are reasonably incidental thereto. To the extent that any provision contained in this Article XIII conflicts with any provision
                                      ------------
contained in the Collateral Agency Agreement, the Collateral Agency Agreement shall control. The Collateral Agent shall not have any duties or responsibilities, except those expressly set forth in the Facility Documents. In addition, the Collateral Agent shall not have any fiduciary relationship with any Person, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Collateral Agent shall be read into the Facility Documents or otherwise exist for the Collateral Agent. The provisions of this Article XIII govern the relationship between the Collateral
                   ------------
Agent and the Secured Creditors and are solely for the benefit of the Collateral Agent and the Secured Creditors, and none of the Borrower, the Servicer, FAC or FCI (collectively, the "Other Parties") shall have any rights as a third-party
                          -------------
beneficiary  or otherwise  under any of the  provisions of this Article XIII. In
                                                                ------------
performing its functions and duties under the Facility Documents, the Collateral Agent shall act solely as agent for the Secured Creditors and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for any of the Other Parties or any of their respective successors or assigns. The Collateral Agent shall not be required to take any action which exposes the Collateral Agent to personal liability or which is contrary to the terms of any of the Facility Documents or applicable law. The appointment and authority of the Collateral Agent under the Facility Documents shall terminate on the Collection Date.

     SECTION 13.02.  Delegation of Duties.  The Collateral Agent may execute any
                     --------------------
of its duties under the Facility Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Collateral Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

     SECTION 13.03. Exculpatory Provisions. Neither the Collateral Agent nor any
                    ----------------------
of its directors, officers, agents or employees shall be (a) liable for any action lawfully taken or omitted to be taken by it or them or any Person described in Section 13.02 under or in connection with the Facility Documents
             --------------
(except for its, their or such Person's own gross negligence or willful misconduct), or (b) responsible in any manner to any of the Secured Creditors for any recitals, statements, representations or warranties made by any of the Other Parties contained in any of the Facility Documents or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, any of the Facility Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of the Facility Documents or any other document furnished in connection therewith, or for any failure of any of the Other Parties to perform its respective obligations thereunder, or for any failure of any Obligor to perform its obligations under any Pledged Contract, or for the satisfaction of any conditions specified in Article III of this Credit Agreement. The Collateral
                         -----------
Agent shall not be under any obligation to any Secured Creditor to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, the Facility Documents, or to inspect the properties, books or records of any of the Other Parties. This Section 13.03
                                                                   -------------
is intended solely to govern the relationship between the Collateral Agent, on the one hand, and the Secured Creditors, on the other.

     SECTION 13.04.  Reliance by Collateral Agent. The Collateral Agent shall in
                     ----------------------------
all cases be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to any of the Other Parties), independent accountants and other experts selected by the Collateral Agent. The Collateral Agent shall in all cases be fully justified in failing or refusing to take any action under any of the Facility Documents or any other document furnished in connection therewith unless it shall first receive such advice or concurrence of the Secured Creditors or all of them, as applicable, as it deems appropriate or it shall first be indemnified to its satisfaction by the Secured Creditors against any and all liability, cost and expense which may be incurred by it by reason of taking or continuing to take any such action. The Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under the Facility Documents, in accordance with a request of the Deal Agent, any Managing Agent or any Lender made pursuant to the Facility Documents.

     SECTION 13.05.  Notice of  Termination  Events;  Etc. The Collateral  Agent
                     -------------------------------------
shall not be deemed to have knowledge or notice of the occurrence of any Event of Default, Servicer

Default, Unmatured Event of Default or Unmatured Servicer Default unless the Collateral Agent has received notice from a Secured Creditor or one of the Other Parties referring to this Credit Agreement, stating that any Event of Default, Servicer Default, Unmatured Event of Default or Unmatured Servicer Default, has occurred hereunder and describing such Event of Default, Servicer Default, Unmatured Event of Default or Unmatured Servicer Default. The Collateral Agent shall take such action with respect to such Event of Default, Servicer Default, Unmatured Event of Default or Unmatured Servicer Default as shall be directed by all of the Secured Creditors; provided that unless and until the Collateral
                                --------
Agent shall have received such directions, the Collateral Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default, Servicer Default, Unmatured Event of Default or Unmatured Servicer Default as the Collateral Agent shall deem advisable and in the best interests of the Secured Creditors.

     SECTION  13.06.   Non-Reliance  on  Collateral   Agent  and  Other  Secured
                       ---------------------------------------------------------
Creditors.  Each  Secured  Creditor  expressly  acknowledges  that  neither  the
---------
Collateral Agent, nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Collateral Agent hereafter taken, including, without limitation, any review of the affairs of any of the Other Parties, shall be deemed to constitute any representation or warranty by the Collateral Agent. Each Secured Creditor represents and warrants to the Collateral Agent that it has, independently and without reliance upon the Collateral Agent or any other Secured Creditor and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the Contracts, Developments, and the business, operations, property, prospects, financial and other conditions and creditworthiness of the Other Parties, and made its own decision to enter into this Credit Agreement and any of the other Facility Documents to which it is a party. Each Secured Creditor also represents that it will, independently and without reliance upon the Collateral Agent or any other Secured Creditor, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Credit Agreement and any of the other Facility Documents, and to make such investigation as it deems necessary to inform itself as to the Contracts and the Developments, and the business, operations, property, prospects, financial and other condition and creditworthiness of each of the Other Parties. The Collateral Agent shall not have any duty or responsibility to provide any Secured Creditor with any credit or other information concerning the Contracts or the Developments, the business, operations, property, prospects, financial and other condition or creditworthiness of the Other Parties which may come into the possession of the Collateral Agent or any of its officers, directors, employees, agents,
attorneys-in-fact  or  affiliates,   provided,  however,  that  with  reasonable
                                     --------   -------
promptness following the reasonable request of a Secured Creditor, made in writing, the Collateral Agent shall make available to such Secured Creditor information concerning the Contracts or the Developments, the business, operations, property, prospects, financial and other condition or creditworthiness of the Other Parties which information (a) is actually in the possession of the Collateral Agent at the time of such request, (b) has been provided to the Collateral Agent by or on behalf of the Borrower or one of its Affiliates, and (c) is described in such request with reasonable specificity.

     SECTION  13.07.  Reimbursement  and  Indemnification.  Each of the  Secured
                      -----------------------------------
Creditors agrees to reimburse and indemnify the Collateral Agent and its officers, directors, employees, representatives and agents ratably according to their pro rata shares of outstanding

Obligations, to the extent not paid or reimbursed by the Other Parties (a) for any amounts for which the Collateral Agent, acting in its capacity as Collateral Agent hereunder, is entitled to reimbursement by the Other Parties hereunder and
(b) for any other expenses incurred by the Collateral Agent, in its capacity as Collateral Agent and acting on behalf of the Secured Creditors, in connection with the administration and enforcement of the Facility Documents, the Contracts, the VOIs and Lots, and any of the other Collateral.

     SECTION 13.08.  Collateral  Agent in Its Individual  Capacity.  Each of the
                     ---------------------------------------------
Collateral Agent, each Lender and each of its respective Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Other Parties or any Affiliate of the Other Parties as though the Collateral Agent or such Lender were not the Collateral Agent or a Lender hereunder, respectively. With respect to the transactions contemplated pursuant to the Facility Documents, Fleet as the Collateral Agent shall have the same rights and powers under the Facility Documents as any other Secured Creditor and may exercise the same as though it were not the Collateral Agent, and the terms "Secured Creditor," and "Secured Creditors" shall include Fleet in its capacity as the Collateral Agent.

     SECTION 13.09.  Successor Collateral Agents. The Collateral Agent may, upon
                     ---------------------------
thirty (30) days' notice to the Borrower and each of the Secured Creditors, and the Collateral Agent shall, upon the direction of all of the Secured Creditors resign as Collateral Agent. If the Collateral Agent shall resign as Collateral Agent under the Facility Documents, then the Secured Creditors during such thirty (30) day period shall appoint a successor agent, which successor agent shall be approved by the Borrower, which approval shall not be unreasonably withheld or delayed, whereupon such successor agent shall succeed to the rights, powers and duties of the Collateral Agent and the term "Collateral Agent" shall mean such successor agent, effective upon its appointment, and the former
Collateral Agent's rights, powers and duties as Collateral Agent shall be terminated, without any other or further act or deed on the part of such former Collateral Agent or any of the parties to this Credit Agreement. If for any reason no successor Collateral Agent is appointed by the Secured Creditors during such thirty (30) day period, then effective upon the termination of such thirty (30) day period, the Secured Creditors shall perform all of the duties of the Collateral Agent under the Facility Documents and the Borrower shall make all payments in respect of the Obligations directly to the applicable Secured Creditor and for all purposes shall deal directly with the Secured Creditors. After any retiring Collateral Agent's resignation hereunder as Collateral Agent, the provisions of this Article XIII shall inure to its benefit as to any actions
                       ------------
taken or omitted to be taken by it while it was Collateral Agent under the Facility Documents.

     SECTION 13.10. UCC Filings and Title  Certificates.  The Secured  Creditors
                    -----------------------------------
and the Other Parties expressly recognize and agree that the Collateral Agent may be listed as (a) the secured party of record on the various Uniform Commercial Code filings required to be made under this Credit Agreement in order to perfect the collateral assignments from the Borrower to the Secured Creditors of security interests in the Collateral, and (b) the secured party of record on the various other assignments with respect to the Collateral as described more fully in Exhibit C or Exhibit D, that such listings shall be for administrative
         ---------    ---------
convenience only in creating a record or nominee secured party to take certain actions under the Facility Documents on behalf of one or more of the Secured Creditors and that such listing will not affect in any way the respective status of the Secured Creditors as the beneficial owners of their respective security interests in the Collateral. In addition, such listings shall impose no duties on the Collateral Agent other than those expressly and specifically undertaken in accordance with the provisions of this Article XIII.
                                          ------------

                                   ARTICLE XIV

                                  MISCELLANEOUS
                                  -------------

     SECTION 14.01. Amendments, Etc.
                    ----------------

     (a) No amendment to or waiver of any provision of this Credit Agreement nor consent to any departure by the Borrower or the Servicer, shall in any event be effective unless the same shall be in writing and signed by (i) in the case of any amendment, waiver or consent relating to an Event of Default or Servicer Default, the Collateral Agent, each Managing Agent on behalf of the Lenders in its Lender Group, the Borrower, FCI and the Servicer (and with respect to a material amendment, approved by S&P, Moody's and Fitch), or (ii) in the case of any other amendment, waiver or consent, the Collateral Agent, the Required Managing Agents, the Borrower, FCI and the Servicer (and with respect to a material amendment, approved by S&P, Moody's and Fitch); provided, however, that
                                                         --------  -------
an amendment, waiver or consent described in clause (ii) above shall be effective if in writing and signed by the Collateral Agent, the Deal Agent, and each Managing Agent on behalf of the Lenders in its Lender Group (with respect to a waiver or consent by any of the Collateral Agent, the Deal Agent, any Managing Agent or any Lender), the Borrower (with respect to a waiver or consent by it), FCI (with respect to a waiver or consent by it), or the Servicer (with respect to a waiver or consent by it), as the case may be, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. This Credit Agreement contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement (together with the exhibits hereto) among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings (except such understandings as are set forth in the FRSI Fee Letter or the BOCM Fee Letter).

     SECTION 14.02. Notices, Etc. All notices and other communications  provided
                    -------------
for hereunder shall, unless otherwise stated herein, be in writing (including telex communication and communication by facsimile copy) and mailed, telexed, transmitted or delivered, as to each party hereto, at its address set forth under its name on the signature pages hereof or of any Assignment and Acceptance or Joinder Agreement, or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, upon receipt, or in the case of delivery by mail, five days after being deposited in the mails, or, in the case of notice by telex, when telexed against receipt of answer back, or in the case of notice by facsimile copy, when verbal communication of receipt is obtained, in each case addressed as aforesaid, except that notices and communications pursuant to
Article II shall not be effective until received.

     SECTION 14.03.  No Waiver;  Remedies.  No failure on the part of any of the
                     --------------------
Collateral Agent, the Deal Agent, any Lender or any Managing Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     SECTION 14.04.  Binding Effect; Assignability; Termination.
                     ------------------------------------------

     (a) This Credit Agreement shall be binding upon the Borrower, the Servicer, FCI, FAC, the Lenders, the Collateral Agent, the Deal Agent and the Managing Agents and their respective successors and permitted assigns (which successors of the Borrower shall include a trustee in bankruptcy), and shall inure to the benefit of each such Person, and each of their respective successors and permitted assigns.

          (i) None of the Borrower, the Servicer or FCI may assign any of its rights or obligations hereunder or any interest herein without the prior written consent of the Lenders, and the Collateral Agent.

          (ii) Each of the Collateral Agent, the Deal Agent, and each Managing Agent may assign any of its rights or obligations hereunder or any interest herein without the prior written consent of the Borrower or the Servicer.

          (iii) Each Lender and their respective successors and permitted assigns may assign at any time its rights and obligations hereunder and interests herein in whole or in part (including by way of the sale of participation interests therein) to (A) any Lender party to this Credit Agreement at the time of such assignment or any Liquidity Provider for such assigning Lender, without the consent of the Borrower and (B) any other Person, with the consent of the Borrower; provided that any such assignment
                                               --------
     or participation shall comply with the terms of the Liquidity Agreement to which such Lender is a party. The parties to each assignment or participation made pursuant to this clause (iii) shall execute and deliver to the Deal Agent for its acceptance and recording in its books and records, an assignment agreement, a Joinder Agreement, a participation agreement or other transfer instrument reasonably satisfactory in form and substance to the Deal Agent and the Borrower. Each such assignment or participation shall be effective as of the date specified in the applicable agreement or instrument only after the execution, delivery, acceptance and recording as described in the preceding sentence. Any Lender may, in connection with any assignment or participation or any proposed assignment or participation pursuant to this clause (iii), disclose to the assignee or participant or proposed assignee or participant any Confidential Information (subject in all events to the requirements of Section 14.12).
                                                               -------------

     The Deal Agent shall notify the Borrower of any assignment or participation made pursuant to this Section 14.04.
                           -------------

     (b) Without limiting the foregoing, the Borrower hereby acknowledges that the Lenders have agreed and other Lenders may agree pursuant to their related Liquidity Agreements, Liquidity Security Agreements and certain other related agreements that, subject to the restrictions set forth therein, and under certain circumstances as described therein, certain parties providing credit enhancement and/or liquidity for such Lenders in connection with the

Credit Agreement shall be entitled to exercise such Lender's rights under this Credit Agreement and in addition, shall constitute third-party beneficiaries of this Credit Agreement (including, without limitation, the "Liquidity Collateral Agent" under the EagleFunding Liquidity Security Agreement). The Borrower hereby consents to the foregoing and agrees to cooperate with any such Person electing to exercise such Lender's rights under this Credit Agreement.

     (c) This Credit Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time, after the Termination Date, as the Collection Date shall occur; provided, however, that the rights and remedies
                               --------   -------
with respect to any breach of any representations, warranties or covenants made by any of the Borrower, the Servicer, FAC or FCI (including, without limitation, the covenants of each of the Borrower, the Servicer and FAC under Sections
                                                                        --------
12.02,  12.03,  12.04,  and 12.05),  shall be  continuing  and shall survive any
-----   -----   -----       -----
termination of this Credit  Agreement;  provided further,  however,  that to the
                                        -------- -------   -------
extent that a payment, transfer or deposit is made by or on behalf of any of the Borrower, the Servicer, FAC or FCI, to any of the Collateral Agent, the Deal Agent, any Managing Agent or any Lender, which payment, transfer or deposit (or any part thereof) is subsequently invalidated, declared to be fraudulent or preferential or set aside and required to be repaid to any of the Borrower, the Servicer FAC or FCI, or its respective estate, trustee or receiver or any other Person, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such repayment, the agreements hereunder in respect of such Obligations or part thereof which had been so repaid, shall be reinstated and continued in full force and effect as of the date such initial payment, transfer or deposit occurred.

     SECTION 14.05.  Release of Collateral.  Upon the termination of this Credit
                     ---------------------
Agreement  pursuant to Section  14.04,  the  Collateral  Agent shall release all
                       --------------
liens and assign to the Borrower (without recourse, representation or warranty) all right, title and interest of the Collateral Agent in and to the Collateral, and all proceeds thereof. The Collateral Agent shall execute and deliver such instruments of assignment, in each case without recourse, as shall be reasonably requested by Borrower to release the security interests of the Collateral Agent in the Collateral.

     SECTION 14.06.  GOVERNING LAW; WAIVER OF JURY TRIAL.  THIS CREDIT AGREEMENT
                     -----------------------------------
SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE INTERESTS OF THE COLLATERAL AGENT IN THE COLLATERAL OR REMEDIES HEREUNDER OR THEREUNDER, IN RESPECT THEREOF, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. EACH OF THE BORROWER, THE SERVICER, FAC AND FCI HEREBY AGREES TO THE JURISDICTION OF ANY FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK, AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO THE BORROWER AT THE ADDRESS SET FORTH ON THE SIGNATURE PAGE HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE U.S. MAILS, POSTAGE PREPAID. EACH OF THE PARTIES HERETO HEREBY

WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE BETWEEN OR AMONG THE PARTIES HERETO, OR ANY OF THEM, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS CREDIT AGREEMENT. INSTEAD, ANY DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY. WITH RESPECT TO THE FOREGOING CONSENT TO JURISDICTION, EACH OF THE BORROWER, FAC AND FCI HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION
                                         ----- --- ----------
TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS
SECTION  14.06 SHALL AFFECT THE RIGHT OF ANY LENDER OR THE  COLLATERAL  AGENT TO
--------------
SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF ANY LENDER OR THE COLLATERAL AGENT TO BRING ANY ACTION OR PROCEEDING AGAINST ANY OF THE BORROWER, FAC OR FCI OR ITS RESPECTIVE PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

     SECTION 14.07. Costs, Expenses and Taxes.
                    -------------------------

     (a) In addition to the rights of indemnification  granted under Article XII
                                                                     -----------
hereof, the Borrower agrees to pay on demand

          (i) all reasonable costs and expenses in connection with the preparation, execution, delivery and administration (including periodic auditing fees as provided for in Section 5.01(c), and any requested
                                          ----------------
     amendments, waivers or consents) of this Credit Agreement and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Lenders, the Managing Agents, the Collateral Agent, the Deal Co-Agents and the Deal Agent with respect thereto and with respect to advising the Lenders, the Managing Agents, the Collateral Agent, the Deal Co-Agents and the Deal Agent as to its rights and remedies under this Credit Agreement, the other Facility Documents, and the other agreements to be delivered hereunder and thereunder, and

          (ii) all reasonable costs and expenses, if any (including reasonable counsel fees and expenses), in connection with the enforcement or preservation of the rights and remedies of each of the Lenders, the Managing Agents, the Collateral Agent, the Deal Co-Agents and the Deal Agent under this Credit Agreement, the other Facility Documents and the other agreements and documents to be delivered hereunder and thereunder.

     (b) The Borrower agrees to pay, indemnify and hold each of the Collateral Agent, the Deal Agent, each Deal Co-Agent, each Lender and each Managing Agent harmless from and against any and all stamp, sales, excise and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Credit Agreement, the other Facility Documents and the other agreements, instruments and documents to be delivered hereunder and thereunder, and agrees to indemnify each of the Collateral Agent, the Deal Agent, each Deal Co-Agent, each Lender and each Managing Agent and their respective assignees against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

     (c) The Borrower agrees to pay, indemnify and hold each of the Collateral Agent, the Deal Agent, each Deal Co-Agent, each Lender and each Managing Agent and each of their respective affiliates, control persons, officers, directors, shareholders, employees, and agents (all the foregoing, collectively, the "indemnified parties") harmless from and against any and all other liabilities,
 --------------------
obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance, administration and management of this Credit Agreement, the other Facility Documents and the other agreements and documents to be delivered hereunder and thereunder (all the foregoing, collectively, the "indemnified amounts"), provided that none of the Borrower,
                    --------------------     --------
FAC or FCI shall have any obligation hereunder to any indemnified party with respect to indemnified amounts arising from the gross negligence or willful misconduct of such indemnified party.

     (d) If, in connection with an agreement or other document providing liquidity support, credit enhancement or other similar support to a Lender in connection with this Agreement or the funding or maintenance of Loans hereunder, any Lender is required to compensate any Liquidity Provider or the agent therefore (or any other indemnified party under the Liquidity Agreement) in respect of fees and expenses under circumstances similar to those described in
Section  14.07(a)(ii),  then within ten days after  demand by such Lender or its
---------------------
Managing Agent accompanied by a certificate setting forth the amounts of compensation so required and the calculations thereof in reasonable detail, the Seller shall pay to such Lender such additional amount or amounts as may be necessary to pay the applicable Liquidity Provider the amounts due or to otherwise reimburse such Lender for any amounts paid by it.

     SECTION 14.08. Limitations on Payments.  Notwithstanding anything herein or
                    -----------------------
elsewhere to the contrary, the Borrower's obligations to make payments hereunder, or under any of the other Facility Documents, to the extent that a source of any such payment is the Collection Account and/or the funds or investments maintained therein, shall be subject in all events to the limitations on permitted payment dates and the designation of payment priorities set forth in Section 7.06.
             ------------

     SECTION  14.09.  Execution  in  Counterparts;   Severability.  This  Credit
                      ---------------------------
Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Credit Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     SECTION 14.10.  No Bankruptcy  Petition  Against Any Conduit  Lender.  Each
                     ----------------------------------------------------
party hereto covenants and agrees (which agreement shall be binding upon their respective successors and assigns) that it will not institute against any Conduit Lender, or join any other Person in instituting against any Conduit Lender, any Insolvency Proceeding under bankruptcy law or under any similar  federal or state law. The  provisions  of this Section
                                                                         -------
14.10 shall survive termination of this Credit Agreement.

     SECTION  14.11.  Further  Assurances.  Each  of the  Borrower,  FAC and FCI
                      -------------------
covenants and agrees to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Deal Agent or the Collateral Agent more fully to effect the purposes of this Credit Agreement, including, without limitation, the execution of any financing statements or continuation statements relating to the Pledged Contracts for filing under the provisions of the UCC of any applicable jurisdiction.

     SECTION 14.12. Confidentiality.  Except to the extent otherwise required by
                    ---------------
applicable law or as may be necessary to enforce any rights in respect of this Credit Agreement, or any related document, instrument or agreement, each Lender and each Managing Agent shall, unless the provider thereof shall otherwise consent in writing (a) maintain the confidentiality of information obtained as a result of being a party hereto or to related documents from FCI, FMB, FAC, FRC, any VB Subsidiary or a POA with respect to the operation, management, or financial condition of any POA ("Confidential Information") and (b) not disclose, deliver or otherwise make available to any third party any part of any such Confidential Information; provided, however, that the Lenders and the
                                  --------   -------
Managing  Agents may  disclose  any  Confidential  Information  (i) to its legal counsel, auditors and accountants, (ii) as may be required or requested by any central bank or governmental authority, regulatory body or rating agency, (iii) subject to a written confidentiality agreement having terms substantially similar to this Section 14.12, to any reinsurer, bank, financial institution or
                -------------
other party that extends or is considering the extension of liquidity or of debt or equity financing to a Lender, or is reinsuring or considering the reinsurance of the obligations of a Lender, or (iv) as may be required or appropriate in response to a court order or in connection with any litigation; provided
                                                                        --------
further,  however,  that no Lender shall have any obligation of  confidentiality
-------   -------
whatsoever in respect of any information which may be generally available to the public or becomes available to the public through no fault of such Lender.

     SECTION 14.13.  Effect on Original  Credit  Agreement.  Each of the parties
                     -------------------------------------
hereto ratifies the Loans, Grants of Contracts, payments, representations, warranties, covenants and indemnities made by, to, in favor of, or otherwise on behalf of, such party under the Original Credit Agreement and agrees that such agreement is, as of the date hereof and until the Effective Restatement Date has occurred, in full force and effect. From and after the Effective Restatement Date, (a) the terms and provisions of this Credit Agreement shall amend and supersede the terms and provisions of the Original Credit Agreement in their entirety and the continuing rights, remedies and obligations of the parties with respect to any such Loans, Grants of Contracts, payments, representations, warranties, covenants and indemnities under the Original Credit Agreement shall be governed by the terms and provisions of this Credit Agreement to the same extent as if such Loans, Grants of Contracts, payments, representations, warranties, covenants and indemnities had been made under this Credit Agreement and (b) all references in any of the other Facility Documents to the Original Credit Agreement shall mean and be a reference to the Original Agreement as the same is amended and restated hereby. It is expressly understood and agreed that the execution and delivery of this Credit Agreement is not intended to be, and shall not be construed as, a novation of the Original Credit Agreement, any of the other Facility Documents, or any of the transactions evidenced thereby.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                             [Credit Agreement - signature page]



     IN WITNESS WHEREOF, the parties below have caused this Credit Agreement to be duly executed by their duly authorized officers and delivered as of the day and year first above written.

                                         FAIRFIELD RECEIVABLES
                                          CORPORATION

                                         By:/s/ Ralph E. Turner
                                            ------------------------------------
                                            Name:    Ralph E. Turner
                                            Title:   President
                                            Address: 7730 West Sahara, Suite 105
                                                     Las Vegas, Nevada 89117
                                            Telephone: (702) 227-3111
                                            Telecopy:  (702) 227-3114


                                         FAIRFIELD ACCEPTANCE
                                          CORPORATION - NEVADA


                                         By:/s/ Ralph E. Turner
                                            ------------------------------------
                                            Name:    Ralph E. Turner
                                            Title:   President
                                            Address: 7730 West Sahara, Suite 105
                                                     Las Vegas, Nevada 89117
                                            Telephone: (702) 227-3111
                                            Telecopy:  (702) 227-3114


                                         FAIRFIELD COMMUNITIES, INC.


                                         By:/s/ Ralph E. Turner
                                            ------------------------------------
                                            Name:    Ralph E. Turner
                                            Title:   Treasurer
                                            Address: 7730 West Sahara, Suite 105
                                                     Las Vegas, Nevada 89117
                                            Telephone: (702) 227-3111
                                            Telecopy:  (702) 227-3114

                                             [Credit Agreement - signature page]

Commitment                               EAGLEFUNDING FUNDING CAPITAL
$250,000,000                             CORPORATION, as a Committed Lender and
                                         a Conduit Lender

                                         By: FleetBoston Robertson Stephens
                                             Inc., as its Attorney-in-Fact

                                            By: /s/ Amy Roberts
                                                --------------------------------
                                                Name:     Amy Roberts
                                                Title:    Director
                                                Address:  100 Federal Street
                                                          Boston, MA 02110
                                                          Mail Stop:  01-10-02
                                                          Attn:  Amy Roberts
                                                Telephone:(617) 434-5796
                                                Telecopy: (617) 434-9591

                                         FLEETBOSTON ROBERTSON STEPHENS  INC.,
                                         as Deal Agent and a Managing Agent

                                         By: /s/ Dawn D. Gillette
                                             -----------------------------------
                                             Name:        Dawn D. Gillette
                                             Title:       Vice President
                                             Address:     100 Federal Street
                                                          Boston, MA 02110
                                                          Mail Stop:  01-10-02
                                                          Attn:  Amy Roberts
                                             Telephone:   (617) 434-5796
                                             Telecopy:    (617) 434-9591

                                         FLEET NATIONAL BANK, as Collateral
                                         Agent


                                         By: /s/ Floyd P. Wiggins
                                             -----------------------------------
                                             Name:        Floyd P. Wiggins
                                             Title:       Group Manager
                                             Address:     100 Federal Street
                                                          Boston, MA 02110
                                                          Mail Stop:  01-10-02
                                             Telephone:   (617) 434-5796
                                             Telecopy:    (617) 434-9591

                                             [Credit Agreement - signature page]

                                         FALCON ASSET SECURITIZATION
                                         CORPORATION, as a Conduit Lender

                                         By: /s/ Elizabeth R. Cohen
                                             -----------------------------------
                                             Name:        Elizabeth R. Cohen
                                             Title:       Authorized Signer
                                             Address:     Bank One, N.A.
                                                          (main office Chicago)
                                                          Asset Backed Finance
                                                          Suite IL1-0596
                                                          1 Bank One Plaza
                                                          Chicago, IL 60670-0019
                                             Telephone:   (312) 732-8629
                                             Telecopy:    (312) 732-1844

Commitment                               BANK ONE, N.A., as a Committed Lender
$100,000,000

                                         By: /s/ Elizabeth R. Cohen
                                             -----------------------------------
                                             Name:        Elizabeth R. Cohen
                                             Title:       Vice President
                                             Address:     Bank One, N.A.
                                                          (main office Chicago)
                                                          Asset Backed Finance
                                                          Suite IL1-0596
                                                          1 Bank One Plaza
                                                          Chicago, IL 60670-0019
                                             Telephone:   (312) 732-8629
                                             Telecopy:    (312) 732-4487

                                         BANC ONE CAPITAL MARKETS, INC., as a
                                         Managing Agent and a Deal Co-Agent

                                         By: /s/ Elizabeth R. Cohen
                                             -----------------------------------
                                             Name:        Elizabeth R. Cohen
                                             Title:       Director
                                             Address:     Bank One, N.A.
                                                          (main office Chicago)
                                                          Asset Backed Finance
                                                          Suite IL1-0596
                                                          1 Bank One Plaza
                                                          Chicago, IL 60670-0019
                                             Telephone:   (312) 732-8629
                                             Telecopy:    (312) 732-8165

                                             [Credit Agreement - signature page]


                                         CIBC WORLD MARKETS CORP.,
                                         as Deal Co-Agent

                                         By:/s/ Mark O'Keefe
                                            ------------------------------------
                                            Name:     Mark O'Keefe
                                            Title:    Executive Director
                                            Address:  425 Lexington Avenue,
                                                         7th Floor
                                                      New York, New York 10017
                                                      Attn: Asset Securitization
                                                            Group
                                            Telephone:(212) 856-3753
                                            Telecopy: (212) 856-3643